    As filed with the Securities and Exchange Commission on August 11, 2000

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

[ ]  PRE-EFFECTIVE AMENDMENT NO.
[ ]  POST-EFFECTIVE AMENDMENT NO.

                           ALLIED CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                                 (202) 331-1112
   (Address and Telephone Number, including Area Code, of Principal Executive
                                    Offices)

      WILLIAM L. WALTON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                    (Name and Address of Agent for Service)
                           Copies of information to:

                                              STEVEN B. BOEHM
                                              CYNTHIA M. KRUS
                                      SUTHERLAND ASBILL & BRENNAN LLP
                                       1275 PENNSYLVANIA AVENUE, N.W.
                                        WASHINGTON, D.C. 20004-2415

                   Approximate Date of Proposed Public Offering:
   From time to time after the effective date of the Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                   PROPOSED
                                                                                   MAXIMUM
                                                                                  AGGREGATE        AMOUNT OF
TITLE OF SECURITIES                                             AMOUNT BEING       OFFERING       REGISTRATION
BEING REGISTERED                                                 REGISTERED        PRICE(1)          FEE(2)
----------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value per share; Preferred Stock;
and Debt Securities                                             $310,500,000     $310,500,000       $81,972
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

(1) In reliance upon Rule 429, this amount is in addition to 4,999,725 shares of common stock previously registered by the Registrant under Form N-2 Registration No. 333-33478. The 4,999,725 shares of common stock, which were unsold under such prior registration, are carried forward into this Registration Statement.
(2) This amount does not include the registration fee ($23,640) that was previously paid with registration number 333-33478 in connection with the 4,999,725 shares of common stock that are being carried forward as provided in Rule 429.

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PROSPECTUS (SUBJECT TO COMPLETION)
   ISSUED           , 2000

                                  $310,500,000

                              [ALLIED CAPITAL LOG]

                                  COMMON STOCK
                                PREFERRED STOCK
                                DEBT SECURITIES
                            ------------------------

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.

To learn more about the Company, you may want to look at the Statement of
Additional Information dated August     , 2000 (known as the "SAI"). For a free
copy of the SAI, contact us at:

         Allied Capital Corporation
         1919 Pennsylvania Avenue, N.W.
         Washington, DC 20006
         1-888-818-5298

The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 75 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

Our common stock is traded on the Nasdaq National Market under the symbol
"ALLC." As of August   , 2000, the last reported sales price for the common
stock was $          .

We may offer, from time to time, up to $310,500,000 of our common stock, par value $0.0001 per share, preferred stock, or debt securities in one or more offerings. In addition, we may offer 4,999,725 shares of common stock from time to time, which were previously registered. All shares of common stock, preferred stock, and debt securities that are offered under this prospectus are collectively referred to herein as the "Securities."

The Securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

   YOU SHOULD REVIEW THE INFORMATION INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 7 OF THIS PROSPECTUS BEFORE INVESTING IN SECURITIES OF THE COMPANY.
                            ------------------------

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

   THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.
                            ------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                August   , 2000

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESMAN OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS. YOU MUST NOT RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT AS IF WE HAD AUTHORIZED IT. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT IS ACCURATE AS OF THE DATES ON THEIR COVERS.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    4
Risk Factors................................................    7
The Company.................................................   11
Use of Proceeds.............................................   11
Price Range of Common Stock and Dividends...................   12
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   13
Senior Securities...........................................   32
Business....................................................   36
Portfolio Companies.........................................   47
Determination of Net Asset Value............................   52
Management..................................................   53
Tax Status..................................................   61
Certain Government Regulations..............................   66
Dividend Reinvestment Plan..................................   68
Description of Securities...................................   68
Plan of Distribution........................................   73
Legal Matters...............................................   74
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   74
Independent Public Accountants..............................   74
Table of Contents of Statement of Additional Information....   75
Index to Financial Statements...............................   76

                            ------------------------

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Our current business and investment portfolio resulted from the merger of five affiliated companies on December 31, 1997. The companies that merged were Allied Capital Corporation (old), Allied Capital Corporation II, Allied Capital Advisers, Inc. ("Advisers"), Allied Capital Commercial Corporation and Allied Capital Lending Corporation. The five companies are referred to as the predecessor companies.

     All information in this prospectus, unless otherwise indicated, has been presented as if the predecessor companies had merged as of the beginning of the earliest period presented. In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the "Company", "ACC", "we", "us" or "our" refer to the post-merger Allied Capital Corporation and its subsidiaries.

                             THE COMPANY (Page 11)

     We are a business development company and provide private investment capital to private and undervalued public companies in a variety of different industries throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of companies nationwide. Our common stock is quoted on the Nasdaq National Market under the symbol "ALLC." Our lending and investment activity is focused in three areas:

     - private finance,

     - commercial real estate finance, including the purchase of commercial mortgage-backed securities ("CMBS"), and

     - Allied Capital Express, our small business finance group.

Our investment portfolio includes:

     - long-term unsecured loans with equity features,
     - commercial mortgage-backed securities,

     - commercial mortgage loans, and

     - small senior loans, including SBA 7(a) guaranteed loans.

     We source loans and investments through our numerous relationships with:

     - mezzanine and private equity investors,

     - regional and boutique investment banks, and

     - other intermediaries, including professional services firms.

In order to increase our sourcing and origination activities, we have regional offices throughout the United States. We centralize our credit approval function and service our loans through an experienced staff of professionals at our headquarters in Washington, DC.

     We have an advantageous structure that allows for the "pass-through" of income to our shareholders without the imposition of a corporate level of taxation. See "Taxation."

     We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries throughout the United States.

                             THE OFFERING (Page 73)

     We may offer, from time to time, up to $310,500,000 of our Securities, on terms to be determined at the time of offering. In addition, we may offer up to 4,999,725 shares of common stock from time to time, which were previously registered.

     Securities may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of the offering of our common stock, the offering price per share less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

     Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement between our agents and us or among our underwriters or the basis upon which such amount may be calculated.

     We may not sell Securities without delivering a prospectus supplement describing the method and terms of the offering of our Securities.

                           USE OF PROCEEDS (Page 11)

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investments in private and undervalued public companies, purchase of CMBS, repayment of indebtedness, acquisitions and other general corporate purposes.

                            DISTRIBUTIONS (Page 12)

     We pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by the board of directors. Other types of Securities will likely pay distributions in accordance with their terms.

                      DIVIDEND REINVESTMENT PLAN (Page 68)

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan") for our common stockholders. Under the DRIP plan, if your shares of common stock are registered in your name, your dividends will be automatically reinvested in additional shares of our common stock unless you "opt out" of the DRIP plan.

                        PRINCIPAL RISK FACTORS (Page 7)

     Investment in Securities involves certain risks relating to our structure and our investment objective that you should consider before purchasing Securities.

     As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do.

     We borrow funds to make investments in private businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our securities.

     Also, we are subject to certain risks associated with investing in non-investment grade CMBS, valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

                             CERTAIN ANTI-TAKEOVER
                              PROVISIONS (Page 70)

     Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

                               FEES AND EXPENSES

    This table describes the various costs and expenses that an investor in our Securities will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Sales load (as a percentage of offering price)(1).......     --%
    Dividend reinvestment plan fees(2)......................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK)(3)
    Operating expenses(4)...................................    4.4%
    Interest payments on borrowed funds(5)..................    7.2%
                                                               -----
         Total annual expenses(6)...........................   11.6%
                                                               =====

-------------------------
(1) In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) "Consolidated net assets attributable to common stock" equals net assets (i.e., total assets less total liabilities and preferred stock) at June 30, 2000.

(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ending December 31, 2000 excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans."

(5) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ending December 31, 2000 divided by consolidated net assets attributable to common stock at June 30, 2000. The Company had outstanding borrowings of $726.4 million at June 30, 2000. This percentage for the year ended December 31, 1999 was 5.2%. See "Risk Factors."

(6) "Total annual expenses" is based on estimated expenses for the year ending December 31, 2000. "Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 6.0% of consolidated total assets.

EXAMPLE

    The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return........   $115     $342      $565      $1,101

    Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 has been derived from audited financial statements. The selected financial data reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" ON PAGE 13 FOR MORE INFORMATION.

                                   SIX MONTHS ENDED
                                       JUNE 30,                    YEAR ENDED DECEMBER 31,
                                   -----------------   ------------------------------------------------
                                    2000      1999       1999      1998      1997      1996      1995
(IN THOUSANDS,                     -------   -------   --------   -------   -------   -------   -------
EXCEPT PER SHARE DATA)                (UNAUDITED)
OPERATING DATA:
Interest and related portfolio
  income:
    Interest.....................  $81,714   $52,842   $119,772   $79,921   $86,882   $77,541   $61,550
    Premiums from loan
      dispositions...............    7,843     4,332     14,284     5,949     7,277     4,241     2,796
    Post-merger gain on
      securitization of
      commercial mortgage
      loans......................       --        --         --    14,812        --        --        --
    Investment advisory fees and
      other income...............    4,305     3,690      7,084     6,056     3,246     3,155     4,471
                                   -------   -------   --------   -------   -------   -------   -------
         Total interest and
           related portfolio
           income................   93,862    60,864    141,140   106,738    97,405    84,937    68,817
                                   -------   -------   --------   -------   -------   -------   -------
Expenses:
    Interest.....................   26,591    14,407     34,860    20,694    26,952    20,298    12,355
    Employee.....................    9,760     7,111     16,136    11,829    10,258     8,774     8,031
    Administrative...............    6,835     5,276     12,350    11,921     8,970     8,289     6,888
    Merger.......................       --        --         --        --     5,159        --        --
                                   -------   -------   --------   -------   -------   -------   -------
         Total operating
           expenses..............   43,186    26,794     63,346    44,444    51,339    37,361    27,274
    Formula and cut-off
      awards(1)..................    3,403     3,621      6,753     7,049        --        --        --
                                   -------   -------   --------   -------   -------   -------   -------
    Portfolio income before net
      realized and unrealized
      gains......................   47,273    30,449     71,041    55,245    46,066    47,576    41,543
                                   -------   -------   --------   -------   -------   -------   -------
Net realized and unrealized
  gains:
    Net realized gains...........   15,041    11,562     25,391    22,541    10,704    19,155    12,000
    Net unrealized gains
      (losses)...................    2,057    (1,310)     2,138     1,079     7,209    (7,412)    9,266
                                   -------   -------   --------   -------   -------   -------   -------
         Total net realized and
           unrealized gains......   17,098    10,252     27,529    23,620    17,913    11,743    21,266
                                   -------   -------   --------   -------   -------   -------   -------
Income before minority interests
  and income taxes...............   64,371    40,701     98,570    78,865    63,979    59,319    62,809
Minority interests...............       --        --         --        --     1,231     2,427       546
Income tax expense...............       --        --         --       787     1,444     1,945     1,784
                                   -------   -------   --------   -------   -------   -------   -------
Net increase in net assets
  resulting from operations......  $64,371   $40,701   $ 98,570   $78,078   $61,304   $54,947   $60,479
                                   =======   =======   ========   =======   =======   =======   =======

                                      SIX MONTHS
                                    ENDED JUNE 30,                 YEAR ENDED DECEMBER 31,
                                  ------------------   ------------------------------------------------
         (IN THOUSANDS,             2000      1999       1999      1998      1997      1996      1995
     EXCEPT PER SHARE DATA)       --------   -------   --------   -------   -------   -------   -------
                                     (UNAUDITED)
PER SHARE:
Basic earnings per common
  share.........................  $   0.94   $  0.70   $   1.64   $  1.50   $  1.24   $  1.19   $  1.38
Diluted earnings per common
  share.........................  $   0.94   $  0.70   $   1.64   $  1.50   $  1.24   $  1.17   $  1.37
Dividends per common share(2)...  $   0.90   $  0.80   $   1.60   $  1.43   $  1.71   $  1.23   $  1.09
Weighted average common shares
  outstanding - basic(3)........    68,128    57,758     59,877    51,941    49,218    46,172    43,697
Weighted average common shares
  outstanding - diluted(3)......    68,175    57,831     60,044    51,974    49,251    46,733    44,010

                                                             AT DECEMBER 31,
                          AT JUNE 30,    --------------------------------------------------------
                              2000          1999         1998        1997       1996       1995
                          ------------   ----------   ----------   --------   --------   --------
                          (UNAUDITED)
BALANCE SHEET DATA:
Portfolio at value......   $1,488,253    $1,228,497   $  807,119   $703,331   $612,411   $532,311
Portfolio at cost.......    1,480,417     1,222,901      803,479    697,030    618,319    530,807
Total assets............    1,572,394     1,290,038      856,079    807,775    713,360    605,434
Total debt
  outstanding(4)........      726,350       592,850      334,350    347,663    274,997    200,339
Preferred stock issued
  to SBA(4).............        7,000         7,000        7,000      7,000      7,000      7,000
Shareholders' equity....      818,053       667,513      491,358    420,060    402,134    367,192
Shareholders' equity per
  common share (NAV)....   $    10.96    $    10.20   $     8.79   $   8.07   $   8.34   $   8.26
Common shares
  outstanding at period
  end(3)................       74,636        65,414       55,919     52,047     48,238     44,479

                                SIX MONTHS
                              ENDED JUNE 30,                        YEAR ENDED DECEMBER 31,
                          -----------------------   --------------------------------------------------------
                             2000         1999         1999         1998        1997       1996       1995
                          ----------   ----------   ----------   ----------   --------   --------   --------
                                (UNAUDITED)
OTHER DATA:
New portfolio
  investments...........  $  402,357   $  342,486   $  751,871   $  524,530   $364,942   $283,295   $216,175
Loan repayments.........      58,833       71,910      145,706      138,081    233,005    179,292    111,731
Loan sales(5)...........     117,092       68,018      198,368       81,013     53,912     27,715     29,726
Total assets managed at
  period end(6).........   1,886,687    1,352,481    1,577,296    1,143,548    935,720    822,450    702,567
Realized gains..........      15,888       14,854       31,536       25,757     15,804     30,417     16,679
Realized losses.........        (847)      (3,292)      (6,145)      (3,216)    (5,100)   (11,262)    (4,679)

-------------------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Six Months Ended June 30, 2000 and 1999 and Fiscal Years Ended December 31, 1999, 1998, and 1997."

(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the merger. The distribution resulted in a partial return of capital. Also in conjunction with the merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.

(3) Excludes 259,983 common shares and 496,412 common shares held in the deferred compensation trust at or for the six months ended June 30, 2000 and 1999, respectively, and 516,779 common shares and 810,456 common shares held in the deferred compensation trust at or for the year ended December 31, 1999 and 1998, respectively.

(4) See "Senior Securities" on page 32 for more information regarding the Company's level of indebtedness.

(5) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Fiscal Years Ended December 31, 1999, 1998, and 1997."

(6) Total assets managed includes the Company's assets and assets managed on behalf of others.

                              2000                          1999                                    1998
                        -----------------   -------------------------------------   -------------------------------------
    (IN THOUSANDS,       QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
EXCEPT PER SHARE DATA)  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
QUARTERLY DATA:
Total interest and
  related portfolio
  income.............   $49,965   $43,897   $42,278   $37,998   $33,186   $27,678   $25,974   $22,546   $21,321   $36,897
Portfolio income
  before net realized
  and unrealized
  gains..............    24,700    22,573    21,319    19,273    16,619    13,830    11,776     9,401     9,148    24,920
Net increase in net
  assets resulting
  from operations....    34,790    29,581    30,925    26,944    22,121    18,580    16,631    14,906    14,476    32,065
Basic earnings per
  common share.......   $  0.50   $  0.45   $  0.49   $  0.44   $  0.38   $  0.33   $  0.31   $  0.29   $  0.28   $  0.62(2)
Diluted earnings per
  common share.......      0.50      0.45      0.49      0.44      0.38      0.33      0.31      0.29      0.28      0.61(2)
Net asset value per
  common share(1)....     10.96     10.44     10.20      9.66      9.17      9.00      8.79      8.22      8.21      8.26
Dividends declared per
  common share.......      0.45      0.45      0.40      0.40      0.40      0.40      0.38      0.35      0.35      0.35

-------------------------
(1) We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in the Company's deferred compensation trust.

(2) During the first quarter of 1998, the Company recorded a gain from a post-merger securitization transaction of $14.8 million, or $0.28 per common share.

                               WHERE YOU CAN FIND
                             ADDITIONAL INFORMATION

     We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

     We file annual, quarterly and special reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including our Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You can also inspect reports and other information we file at the offices of the Nasdaq Stock Market, 1735 K Street, NW, Washington, DC 20006.

                                  RISK FACTORS

     Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the Securities.

     INVESTING IN PRIVATE COMPANIES INVOLVES A HIGH DEGREE OF RISK. Our portfolio consists primarily of long-term loans to and investments in private companies. There is generally no publicly available information about these companies, and we rely significantly on the diligence of our employees and agents to obtain information in connection with the Company's investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. Investments in private businesses, therefore, involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.

     OUR BORROWERS MAY DEFAULT ON THEIR PAYMENTS. We primarily invest in and lend to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We make unsecured, subordinated loans or invest in equity securities, which may involve a higher degree of repayment risk.

     OUR PORTFOLIO OF INVESTMENTS IS ILLIQUID. We acquire most of our investments directly from private companies. The majority of the investments in our portfolio will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments.

     WE INVEST IN NON-INVESTMENT GRADE CMBS. The commercial mortgage-backed securities ("CMBS") in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (e.g., "AAA" through "BBB"). Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. Therefore, the non-investment grade CMBS tend to be less liquid, may have a higher risk of default and may be more difficult to value.

     OUR PORTFOLIO IS RECORDED AT FAIR VALUE AS DETERMINED BY THE BOARD OF DIRECTORS. Pursuant to the requirements of the Investment Company Act of 1940 ("1940 Act"), the Board of Directors is required to value each asset quarterly, and we are required to carry our portfolio at fair value as determined by the Board of Directors. Since there is typically no public market for the loans and equity securities of the companies in which we make investments, our Board of Directors estimates the fair value of these loans and equity securities pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that we believe has become impaired. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors' estimate of the current realizable value of each investment in our portfolio. Without a readily ascertainable market value, the estimated value of our portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. Any changes in estimated value are recorded in the Company's statement of operations as "Net unrealized gains (losses)."

     WE BORROW MONEY WHICH MAY INCREASE THE RISK OF INVESTING IN OUR COMPANY. We borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company's common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments, and, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. Leverage is generally considered a speculative investment technique.

     As of June 30, 2000, the Company's asset coverage for indebtedness was 225%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage.

     At June 30, 2000, the Company had $726.4 million of outstanding indebtedness, bearing a weighted annual interest cost of 8.1%. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns on our portfolio of at least 3.7%.

     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

                   ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                               (NET OF EXPENSES)

                                             -20%     -10%     -5%      0%      5%     10%     20%
                                            ------   ------   ------   -----   ----   -----   -----
Corresponding return to shareholder(1)....  -45.7%   -26.4%   -16.8%   -7.2%   2.4%   12.0%   31.2%

-------------------------
(1) The calculation assumes (i) $1,572.4 million in total assets, (ii) an average cost of funds of 8.1%, (iii) $726.4 million in debt outstanding and
    (iv) $818.1 million of shareholders' equity.

     CHANGES IN INTEREST RATES MAY AFFECT OUR COST OF CAPITAL. Because we borrow money to make investments, our income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our portfolio income before net realized and unrealized gains. However, there would be no effect on the return, if any, that could be generated from our equity interests. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. Investments originated for sale generally carry variable rates and are financed with short-term variable rate debt. Our long-term fixed-rate investments are financed with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our portfolio income.

     BECAUSE WE MUST DISTRIBUTE INCOME, WE WILL CONTINUE TO NEED ADDITIONAL CAPITAL. We will continue to need capital to fund incremental growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of funds from financial institutions could limit our ability to grow. We must distribute at least 90% of our taxable net operating income excluding net realized long-term capital gains to our stockholders to maintain our regulated investment company ("RIC") status. As a result such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of the Company's common stock. In addition, as a business development company ("BDC"), we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

     OUR PORTFOLIO MAY NOT PRODUCE CAPITAL GAINS. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, private finance investments generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

     LOSS OF PASS-THROUGH TAX TREATMENT WOULD SUBSTANTIALLY REDUCE NET ASSETS AND INCOME AVAILABLE FOR DIVIDENDS. We have operated the Company so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If we meet certain source of income, diversification and distribution requirements, the Company qualifies for pass-through tax treatment. The Company would cease to qualify for pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. We also could be subject to a 4% excise tax (and, in certain cases, corporate level income tax) if we fail to make certain distributions. If the Company fails to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.

     WE OPERATE IN A COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES. We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

     WE OPERATE IN A HIGHLY REGULATED ENVIRONMENT. We are regulated by the Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs"), SBICs and SBLCs may significantly affect our business. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations.

     QUARTERLY RESULTS MAY FLUCTUATE. The Company's quarterly operating results could fluctuate due to a number of factors. These factors include, among others, variations in the investment origination volume, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, you should not rely on quarterly results to be indicative of the Company's performance in future quarters.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS OR SIMILAR WORDS OR PHRASES. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                  THE COMPANY

     Our Company is principally engaged in lending to and investing in private and undervalued public companies. The Company is organized in the state of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act.

     We have two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") is licensed by the Small Business Administration ("SBA") as a Small Business Investment Company ("SBIC"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a Small Business Lending Company ("SBLC") and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT").

     Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices throughout the United States. We also have an office in Frankfurt, Germany.

                                USE OF PROCEEDS

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investment in private and undervalued public companies, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

     We raise equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders of our common stock.

     We anticipate that substantially all of the net proceeds of any offering of Securities will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     Our common stock is traded on the Nasdaq National Market under the symbol "ALLC." The following table lists the high and low closing sales prices for the Company's common stock. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On August 9, 2000, the last reported closing sale price of the common stock was $19.625 per share.

                                                        CLOSING SALE PRICE
                                                        ------------------
                                                         HIGH        LOW
                                                        -------    -------
YEAR ENDED DECEMBER 31, 1998
  First Quarter.............................            $27.688    $21.000
  Second Quarter............................             29.000     21.750
  Third Quarter.............................             24.813     14.938
  Fourth Quarter............................             18.875     12.500
YEAR ENDED DECEMBER 31, 1999
  First Quarter.............................            $20.250    $16.500
  Second Quarter............................             24.000     17.000
  Third Quarter.............................             23.813     20.250
  Fourth Quarter............................             23.125     16.750
YEAR ENDING DECEMBER 31, 2000
  First Quarter.............................            $19.688    $16.063
  Second Quarter............................             18.688     16.563
  Third Quarter (through August 9, 2000)....             19.875     17.438

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

     We pay quarterly dividends to stockholders of our common stock. The amount of our quarterly dividends is determined by the Board of Directors. The Company's board has established a dividend policy for 2000 to review the dividend rate quarterly and to adjust the quarterly dividend rate as the Company's earnings momentum builds. In addition, the Board may determine to retain a portion of capital gains during 2000. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Equity Capital and Dividends" and "Taxation." We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.

     Our credit facilities limit our ability to declare dividends if we default under certain provisions.

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan") for our common stockholders. Under the DRIP plan, if your shares of our common stock are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company's Consolidated Financial Statements and Notes thereto.

OVERVIEW

     The Company provides private investment capital to private and undervalued public companies in a variety of different industries and in diverse geographic locations. Our lending and investment activity is focused in three areas:

     - Private finance

     - Commercial real estate finance, and

     - Small business loans originated for sale under our Allied Capital Express brand name.

     The Company's portfolio composition at June 30, 2000, and December 31, 1999, 1998 and 1997 was as follows:

                                                                         AT
                                                        AT          DECEMBER 31,
                                                     JUNE 30,    ------------------
                                                       2000      1999   1998   1997
                                                     --------    ----   ----   ----
Private Finance...................................      59%       53%    48%    29%
Commercial Real Estate Finance....................      37%       42%    44%    64%
Small Business Finance............................       4%        5%     8%     7%

     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on the Company's investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the investment portfolio multiplied by the weighted average yield on the portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates and loan originations, and the Company's ability to secure financing for its investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

     Total portfolio investment activity and yields were as follows:

                                                        AT DECEMBER 31,
                                     AT JUNE 30,   --------------------------
                                        2000         1999      1998     1997
                                     -----------   --------   ------   ------
                                                  (IN MILLIONS)
Portfolio at Value.................   $1,488.3     $1,228.5   $807.1   $703.3
Yield..............................      13.6%        13.0%    12.5%    11.7%

                        FOR THE THREE      FOR THE SIX
                        MONTHS ENDED      MONTHS ENDED          FOR THE YEARS
                          JUNE 30,          JUNE 30,          ENDED DECEMBER 31,
                       ---------------   ---------------   ------------------------
                        2000     1999     2000     1999     1999     1998     1997
                       ------   ------   ------   ------   ------   ------   ------
                                              (IN MILLIONS)
New Investments......  $184.0   $183.1   $402.3   $342.5   $751.9   $524.5   $364.9
Repayments...........  $  5.3   $ 34.6   $ 58.8   $ 71.9   $145.7   $138.0   $233.0
Sales................  $ 77.5   $ 23.5   $117.1   $ 68.0   $198.4   $304.4   $ 53.9

PRIVATE FINANCE

     Private finance investment activity and yields were as follows:

                                                        AT DECEMBER 31,
                                      AT JUNE 30,   ------------------------
                                         2000        1999     1998     1997
                                      -----------   ------   ------   ------
                                                  (IN MILLIONS)
Portfolio at Value..................    $871.6      $647.0   $388.6   $204.7
Yield...............................     14.5%       14.2%    14.6%    12.6%

                        FOR THE THREE      FOR THE SIX
                        MONTHS ENDED      MONTHS ENDED          FOR THE YEARS
                          JUNE 30,          JUNE 30,         ENDED DECEMBER 31,
                       ---------------   ---------------   -----------------------
                        2000     1999     2000     1999     1999     1998    1997
                       ------   ------   ------   ------   ------   ------   -----
                                              (IN MILLIONS)
New Investments......  $126.4   $ 87.9   $239.0   $127.2   $346.7   $236.0   $66.7
Repayments...........  $  2.4   $ 23.6   $ 39.2   $ 48.3   $ 87.5   $ 41.3   $66.5

     The private finance portfolio increased 35% from December 31, 1999 to June 30, 2000, and 67% and 90% during the years ended December 31, 1999 and 1998, respectively. The Company's increasing capital base has enabled it to make larger private finance investments, supporting the increase in originations for the first quarter of 2000 and for 1999 and 1998. During the three months ended June 30, 2000, the Company originated 9 new private financings with an average investment size of $12.4 million and a weighted average current yield on loans and debt securities of 15.2%. During the six months ended June 30, 2000, the Company originated 16 new private financings with an average investment size of $13.9 million and a weighted average current yield on loans and debt securities of 15.0%. During 1999, the Company originated 27 new private financings with an average investment size of $12.4 million and a weighted average current yield on loans and debt securities of 13.6%. During 1998, the Company originated 22 new private financings with an average investment size of $10.2 million and a weighted average current yield on loans and debt securities of 14.0%. The current yield on the private finance portfolio will fluctuate over time depending on the equity "kicker" or warrants received with each financing. Private finance investments are generally structured such that equity kickers may provide an additional investment return of up to 10%.

     During the second quarter of 2000, the Company began an initiative to invest in and strategically partner with select private equity funds focused on investments in technology and the new economy. The strategy for these fund investments is to provide solid investment returns and build strategic relationships with the fund managers and their portfolio companies. The Company believes that it will have opportunities to co-invest with the funds as well as finance their portfolio companies as they mature.

     The Company believes that the fund investment strategy is an excellent means of participating in technology investing through a diverse pooled investment portfolio. The fund concept allows the Company to participate in a pooled investment return without exposure to the risk of any single technology investment. During the second quarter of 2000, the Company committed a total of $17.7 million to four private equity funds. The committed amount is expected to be invested over the next three years. The Company funded $4.0 million of this commitment during the second quarter.

COMMERCIAL REAL ESTATE FINANCE

     Commercial real estate finance investment activity and yields were as follows:

                                                        AT DECEMBER 31,
                                      AT JUNE 30,   ------------------------
                                         2000        1999     1998     1997
                                      -----------   ------   ------   ------
                                                  (IN MILLIONS)
Portfolio at Value..................    $548.8      $520.0   $355.0   $451.6
Yield...............................     13.0%       12.3%    10.4%    11.4%

                        FOR THE THREE    FOR THE SIX
                        MONTHS ENDED     MONTHS ENDED         FOR THE YEARS
                          JUNE 30,         JUNE 30,         ENDED DECEMBER 31,
                        -------------   --------------   ------------------------
                        2000    1999    2000     1999     1999     1998     1997
                        -----   -----   -----   ------   ------   ------   ------
                                              (IN MILLIONS)
New Investments.......  $27.2   $71.8   $91.1   $169.8   $288.7   $214.6   $249.0
Repayments............  $ 1.3   $ 7.1   $14.3   $ 15.8   $ 51.5   $ 92.5   $154.5
Sales.................  $38.0   $ 2.2   $51.5   $ 33.0   $ 86.1   $256.9   $  0.0

     The commercial real estate finance portfolio increased 6% from December 31, 1999 to June 30, 2000 and increased 46.5% and decreased 21.4% for the years ended December 31, 1999 and 1998, respectively. During 1999 and 1998, the Company began to migrate its portfolio from investments in lower yielding commercial mortgage loans to higher yielding real estate investments.

     During 1998, the Company reduced its commercial mortgage loan origination activity for its own portfolio due to declining interest rates and began to sell its loans to other lenders. Then, beginning in the fourth quarter of 1998, the Company began to take advantage of a unique market opportunity to acquire non-investment grade commercial mortgage-backed securities ("CMBS") at significant discounts from the face amount of the bonds. Turmoil in the CMBS market created a lack of liquidity for the traditional buyers of non-investment grade bonds. As a result, yields on these collateralized bonds increased, thus providing an attractive investment opportunity. The Company opportunistically purchased CMBS throughout 1999, and has continued to do so during 2000. However, the Company has begun to curtail its CMBS investment activity to maintain a balanced portfolio. The Company believes that CMBS is an attractive asset class because of the yields that can be earned on a security that is fully secured by commercial mortgage loans.

     The underlying pool of approximately 2,300 loans that are collateral for our CMBS had underwritten loan to value ("LTV") and debt service coverage ratios ("DSCR") as follows.

                LOAN TO VALUE RANGES                        $          %
                --------------------                  -------------   ---
                                                      (IN MILLIONS)
Less than 60%.......................................    $ 1,147.6      11%
60 - 65%............................................        802.3       7%
65 - 70%............................................      1,736.5      16%
70 - 75%............................................      3,630.6      34%
75 - 80%............................................      3,280.9      30%
Greater than 80%....................................        181.7       2%
                                                        ---------     ---
                                                        $10,779.6     100%
                                                        =========     ===
Weighted average LTV................................        70.6%

               DEBT SERVICE COVERAGE
                    RATIO RANGES                            $          %
               ---------------------                  -------------   ---
                                                      (IN MILLIONS)
1.00 - 1.25.........................................    $ 2,535.4      23%
1.26 - 1.50.........................................      6,258.7      58%
1.51 - 1.75.........................................      1,284.6      12%
1.76 - 2.00.........................................        417.5       4%
Greater than 2.00...................................        283.4       3%
                                                        ---------     ---
                                                        $10,779.6     100%
                                                        =========     ===
Weighted average DSCR...............................         1.39

     The increase in the commercial real estate portfolio during 2000 and 1999 was primarily due to the purchase of CMBS. The Company purchases CMBS at significant discounts from the face amount of the bonds. During the second quarter of 2000, the Company purchased $25.1 million in CMBS with a face value of $47.4 million and a weighted average yield to maturity of 15.2% after assuming a 1% loss rate on the underlying collateral mortgage pool. During the six months ended June 30, 2000 the Company purchased $75.5 million in CMBS with a face value of $143.4 million and a weighted average yield to maturity of 14.7% after assuming a 1% loss rate on the underlying collateral mortgage pool. In 1999, the Company purchased $245.9 million in CMBS with a face value of $507.9 million and a weighted average yield to maturity of 14.6% after assuming a 1% loss rate on the underlying collateral mortgage pool. At June 30, 2000, the face value of the entire purchased CMBS portfolio was $712.6 million, our cost of acquiring the securities was $356.6 million and our unamortized discount was

$356.0 million. The yield on the purchased CMBS portfolio was 14.7% as of June 30, 2000.

     The Company has been liquidating much of its whole commercial mortgage loan portfolio so that it can redeploy the proceeds into higher yielding assets and for the three months ended June 30, 2000, the Company sold $38.0 million of commercial mortgage loans. For the six months ended June 30, 2000, the Company sold $51.5 million of commercial mortgage loans. At June 30, 2000, the Company's whole commercial loan portfolio had been reduced to $105.6 million from $154.1 million at December 31, 1999. During 1999, the Company sold $86.1 million of commercial mortgage loans.

     The decrease in the commercial real estate portfolio during 1998 was due to the sale through securitization of approximately $295 million in lower yielding commercial mortgage loans, and the sale of whole loans to third parties aggregating approximately $33.5 million.

SMALL BUSINESS FINANCE

     During the second quarter of 1999, the Company combined its whole commercial real estate loan origination activity with its SBA 7(a) lending activity in order to increase its loans originated for sale business under the Allied Capital Express brand name. Through Allied Capital Express, the Company provides small business and commercial real estate loans up to $3 million. The majority of the loans originated in this area are originated for sale, generally at premiums of up to 10% of the loan amount.

     Allied Capital Express loan activity and yields were as follows:

                                                          AT DECEMBER 31,
                                         AT JUNE 30,   ---------------------
                                            2000       1999    1998    1997
                                         -----------   -----   -----   -----
                                                    (IN MILLIONS)
Portfolio at Value.....................     $67.9      $61.4   $63.6   $47.1
Yield..................................     12.3%      11.5%   11.2%   11.4%

                              FOR THE THREE          FOR THE SIX
                               MONTHS ENDED          MONTHS ENDED            FOR THE YEARS ENDED
                                 JUNE 30,              JUNE 30,                  DECEMBER 31,
                             ----------------      ----------------      ----------------------------
                             2000       1999       2000       1999        1999       1998       1997
                             -----      -----      -----      -----      ------      -----      -----
                                                          (IN MILLIONS)
New Investments........      $30.4      $23.5      $72.2      $45.5      $116.5      $73.9      $49.2
Repayments.............      $ 1.7      $ 3.8      $ 5.3        7.8      $  6.7      $ 4.2      $12.0
Sales..................      $39.5      $21.3      $65.6      $35.0      $112.3      $47.5      $53.9

     Allied Capital Express loan origination activity for 2000 and 1999 increased due to the opening of new regional office locations and from opportunities created by our Internet site launched in the fall of 1999. Loans in the Allied Capital Express program are originated for sale; therefore, the increase in loan sales is the result of the increase in originations. In addition, beginning in 1999, the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. Allied Capital Express targets small commercial real estate loans that are, in many cases, originated in conjunction with SBA 7(a) loans. SBA 7(a) loans are originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

RESULTS OF OPERATIONS

COMPARISON OF SIX MONTHS ENDED JUNE 30, 2000 AND 1999

     The following table summarizes Allied Capital's operating results for the six months ended June 30, 2000 and 1999:

                                                       FOR THE SIX
                                                      MONTHS ENDED
                                                        JUNE 30,
                                                   -------------------              PERCENT
                                                     2000       1999      CHANGE    CHANGE
                                                   --------   --------   --------   -------
                                                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INTEREST AND RELATED PORTFOLIO INCOME
  Interest.......................................  $81,714    $52,842    $28,872      55%
  Premiums from loan dispositions................    7,843      4,332      3,511      81%
  Investment advisory fees and other income......    4,305      3,690        615      17%
                                                   -------    -------    -------     ----
          Total interest and related portfolio
             income..............................   93,862     60,864     32,998      54%
                                                   -------    -------    -------     ----
EXPENSES
  Interest.......................................   26,591     14,407     12,184      85%
  Employee.......................................    9,760      7,111      2,649      37%
  Administrative.................................    6,835      5,276      1,559      30%
                                                   -------    -------    -------     ----
          Total operating expenses...............   43,186     26,794     16,392      61%
                                                   -------    -------    -------     ----
  Formula and cut-off awards.....................    3,403      3,621       (218)     (6%)
                                                   -------    -------    -------     ----
          Portfolio income before net realized
             and unrealized gains................   47,273     30,449     16,824      55%
                                                   -------    -------    -------     ----
NET REALIZED AND UNREALIZED GAINS
  Net realized gains.............................   15,041     11,562      3,479      30%
  Net unrealized gains (losses)..................    2,057     (1,310)     3,367     257%
                                                   -------    -------    -------     ----
          Total net realized and unrealized
             gains...............................   17,098     10,252      6,846      67%
                                                   -------    -------    -------     ----
Net increase in net assets resulting from
  operations.....................................  $64,371    $40,701    $23,670      58%
                                                   =======    =======    =======     ====
Diluted earnings per share.......................  $  0.94    $  0.70    $  0.24      34%
                                                   =======    =======    =======     ====
Weighted average shares outstanding - diluted....   68,175     57,831     10,344      18%

     Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

     Total interest and related portfolio income increased for the six months ended June 30, 2000 by 54% as compared to the six months ended June 30, 1999. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan dispositions, prepayment premiums, and investment advisory fees and other income.

                                                           FOR THE SIX
                                                           MONTHS ENDED
                                                             JUNE 30,
                                                         ----------------
                                                          2000      1999
                                                         ------    ------
                                                          (IN MILLIONS,
                                                         EXCEPT PER SHARE
                                                             AMOUNTS)
Total Interest and Related Portfolio Income............  $93.9     $60.9
Per share..............................................  $1.38     $1.05

     The increase in interest income earned results primarily from continued growth of the Company's investment portfolio and the Company's focus on increasing its overall portfolio yield. The Company's investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 43% to $1,361.1 million at June 30, 2000 from $954.1 million at June 30, 1999. The weighted average yield on the interest bearing investments in the portfolio at June 30, 2000 and 1999 was as follows:

                                                              AT
                                                           JUNE 30,
                                                        --------------
                                                        2000     1999
                                                        -----    -----
Private Finance.......................................  14.5%    13.7%
Commercial Real Estate Finance........................  13.0%    11.8%
Small Business Finance................................  12.3%    10.9%
Total Portfolio.......................................  13.6%    12.4%

     Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $5.8 million and $3.7 million for the six months ended June 30, 2000 and 1999, respectively. This premium income results primarily from the premium paid by purchasers of loans originated through Allied Capital Express, less the origination commissions associated with the loans sold. The Company sold $65.6 million and $35.0 million of loans originated through Allied Capital Express during the six months ended June 30, 2000 and 1999, respectively. The Company also sold commercial mortgage loans totaling $51.5 million and $33.0 million for the six months ended June 30, 2000 and 1999, respectively.

     Prepayment premiums were $2.0 million, and $0.6 million for the six months ended June 30, 2000 and 1999, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Our operating expenses include interest, employee and administrative expenses. The Company's single largest expense is interest on indebtedness. The fluctuations in interest expense during the six months ended June 30, 2000 and 1999 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company's borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

                                                         AT AND FOR THE
                                                           SIX MONTHS
                                                              ENDED
                                                            JUNE 30,
                                                         ---------------
                                                          2000     1999
                                                         ------   ------
                                                          (IN MILLIONS)
Total Outstanding Debt.................................  $726.4   $508.0
Average Outstanding Debt...............................  $659.0   $388.3
Weighted Average Cost..................................    8.1%     7.5%
BDC Asset Coverage*....................................    225%     219%

-------------------------
* As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

     Employee expenses include salaries and employee benefits. The increase in salaries and employee benefits for the periods presented reflects the increase in total employees, combined with wage increases and the experience level of employees hired. Total employees were 129 and 114 at June 30, 2000 and 1999, respectively. The Company has been an active recruiter for experienced investment and operational personnel, and the Company will continue to actively recruit and hire new professionals throughout 2000 to support anticipated portfolio growth.

     Administrative expenses include the leases for the Company's headquarters in Washington, DC, and its regional offices. Administrative expenses also include travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. The increase in administrative expenses for the six months ended June 30, 2000 as compared to the six months ended June 30, 1999 was primarily the result of increases in costs associated with the growth of the Company and new regional offices.

     Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance and commercial mortgage loans, offset by losses on investments.

                                                            FOR THE SIX
                                                           MONTHS ENDED
                                                             JUNE 30,
                                                           -------------
                                                           2000    1999
                                                           -----   -----
                                                           (IN MILLIONS)
Realized Gains...........................................  $15.9   $14.9
Realized Losses..........................................  $(0.9)  $(3.3)
                                                           -----   -----
Net Realized Gains.......................................  $15.0   $11.6
                                                           =====   =====
Net Unrealized Gains (Losses)............................  $ 2.1   $(1.3)
                                                           =====   =====

     Realized gains of $15.9 million for the six months ended June 30, 2000, resulted primarily from transactions involving five portfolio companies, Southwest PCS, L.P. ($11.5 million), Julius Koch USA, Inc. ($1.7 million), Hotelevision ($1.0 million), FTI Consulting, Inc. ($0.7 million) and Panera Bread Co. ($0.6 million). During the second quarter of 2000, the Company had the opportunity to sell its equity interest in Southwest PCS, L.P. ("SWPCS") to SWPCS's parent company. The Company sold its equity interest in exchange for two notes totaling $12.5 million. The first note is a short-term full recourse note for $5.0 million, bearing interest at a rate of 15% per annum. The second note is a two-year full recourse note for $7.5 million, bearing interest at 15% per annum. The second note is secured by the equity interest sold by the Company. The Company reversed previously recorded unrealized appreciation of $3.7 million when these gains were realized. Realized gains for the six months ended June 30, 1999 of $14.9 million resulted primarily from transactions involving two portfolio companies. The Company reversed previously recorded unrealized appreciation of $6.5 million when these 1999 gains were realized.

     Realized losses of $0.9 million and $3.3 million for the six months ended June 30, 2000 and 1999, respectively, resulted from the liquidation of certain portfolio investments. Losses realized for the six months ended June 30, 2000 and 1999 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $0.7 million and $2.7 million when the related losses were realized for the six months ended June 30, 2000 and 1999, respectively.

     Net unrealized gains of $2.1 million and net unrealized losses of $1.3 million for the six months ended June 30, 2000 and 1999, respectively, consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses. At June 30, 2000, net unrealized appreciation in the portfolio totaled $6.6 million and was composed of unrealized appreciation of $36.8 million, resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $30.2 million, resulting primarily from underperforming loan and equity interests in the portfolio. At June 30, 1999, net unrealized appreciation in the portfolio totaled $1.1 million and was composed of unrealized appreciation of $29.1 million and unrealized depreciation of $28.0 million.

     Net realized and unrealized gains can vary substantially on a quarterly basis. Therefore, quarterly net realized and unrealized gains should not be annualized to predict expected annual results.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

     At June 30, 2000, the Company's portfolio was graded as follows:

                                                PORTFOLIO         PERCENTAGE OF
GRADE                                           AT VALUE         TOTAL PORTFOLIO
-----                                         -------------      ---------------
                                              (IN MILLIONS)
1...........................................    $  138.1               9.3%
2...........................................     1,240.5              83.3%
3...........................................        46.1               3.1%
4...........................................        38.6               2.6%
5...........................................        25.0               1.7%
                                                --------             ------
                                                $1,488.3             100.0%
                                                ========             ======

     Included in the Grade 5 portfolio at June 30, 2000 are private finance investments totaling $19.1 million at value, or 1.3% of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 private finance investments has been reduced from an aggregate cost of $39.5 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified. Grade 5 private finance investments at December 31, 1999, 1998 and 1997 totaled $12.6 million, $6.4 million and $12.9 million at value, or 1.0%, 0.8% and 1.8% of the Company's total portfolio, respectively.

     At June 30, 2000, the credit quality of the Company's CMBS portfolio remained strong, with less than 0.2% in delinquencies. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool.

     For the total investment portfolio, loans greater than 120 days delinquent were $48.7 million at value at June 30, 2000, or 3.3% of the total portfolio. Included in this category are loans valued at $16.1 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 1999 were $18.6 million at value, or 1.5% of the total portfolio, which included $11.7 million that were fully secured by real estate. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. We price our investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     The Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As long as the Company qualifies as a RIC, the Company is not taxed on its investment company taxable income or realized capital gains, to the extent that such income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

     In order to maintain its RIC status, the Company must, in general, (1) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (2) meet investment diversification requirements as defined in the Code; and (3) distribute annually to shareholders at least 90% of its investment company taxable ordinary income. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to elect or qualify for such treatment in future years.

     The weighted average common shares outstanding used to compute basic earnings per share were 68.1 million and 57.8 million for the six months ended June 30, 2000 and 1999, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 68.2 million and 57.8 million for the six months ended June 30, 2000 and 1999, respectively.

RESULTS OF OPERATIONS

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

     The following table summarizes Allied Capital's operating results for the years ended December 31, 1999, 1998 and 1997:

                                                                         PERCENT                                    PERCENT
                                          1999       1998      CHANGE    CHANGE      1998       1997      CHANGE    CHANGE
                                        --------   --------   --------   -------   --------   --------   --------   -------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INTEREST AND RELATED PORTFOLIO INCOME
  Interest............................  $119,772   $79,921    $ 39,851      50%    $79,921    $86,882    $(6,961)      (8%)
  Premiums from loan dispositions.....    14,284     5,949       8,335     140%      5,949      7,277     (1,328)     (18%)
  Post-Merger gain on securitization
    of commercial mortgage loans......        --    14,812     (14,812)   (100%)    14,812         --     14,812      100%
  Investment advisory fees and other
    income............................     7,084     6,056       1,028      17%      6,056      3,246      2,810       87%
                                        --------   -------    --------    -----    -------    -------    -------     -----
        Total interest and related
          portfolio income............   141,140   106,738      34,402      32%    106,738     97,405      9,333       10%
                                        --------   -------    --------    -----    -------    -------    -------     -----
EXPENSES
  Interest............................    34,860    20,694      14,166      68%     20,694     26,952     (6,258)     (23%)
  Employee............................    16,136    11,829       4,307      36%     11,829     10,258      1,571       15%
  Administrative......................    12,350    11,921         429       4%     11,921      8,970      2,951       33%
  Merger..............................        --        --          --       --         --      5,159     (5,159)    (100%)
                                        --------   -------    --------    -----    -------    -------    -------     -----
        Total operating expenses......    63,346    44,444      18,902      43%     44,444     51,339     (6,895)     (13%)
                                        --------   -------    --------    -----    -------    -------    -------     -----
  Formula and cut-off awards..........     6,753     7,049        (296)     (4%)     7,049         --      7,049      100%
                                        --------   -------    --------    -----    -------    -------    -------     -----
        Portfolio income before net
          realized and unrealized
          gains.......................    71,041    55,245      15,796      29%     55,245     46,066      9,179       20%
                                        --------   -------    --------    -----    -------    -------    -------     -----
NET REALIZED AND UNREALIZED GAINS
  Net realized gains..................    25,391    22,541       2,850      13%     22,541     10,704     11,837      111%
  Net unrealized gains................     2,138     1,079       1,059      98%      1,079      7,209     (6,130)     (85%)
                                        --------   -------    --------    -----    -------    -------    -------     -----
        Total net realized and
          unrealized gains............    27,529    23,620       3,909      17%     23,620     17,913      5,707       32%
                                        --------   -------    --------    -----    -------    -------    -------     -----
Income before minority interests and
  income taxes........................    98,570    78,865      19,705      25%     78,865     63,979     14,886       23%
Minority interests....................        --        --          --       --         --      1,231     (1,231)    (100%)
Income tax expense....................        --       787        (787)   (100%)       787      1,444       (657)     (45%)
                                        --------   -------    --------    -----    -------    -------    -------     -----
Net increase in net assets resulting
  from operations.....................  $ 98,570   $78,078    $ 20,492      26%    $78,078    $61,304    $16,774       27%
                                        ========   =======    ========    =====    =======    =======    =======     =====
Diluted earnings per share............  $   1.64   $  1.50    $   0.14       9%    $  1.50    $  1.24    $  0.26       21%
                                        ========   =======    ========    =====    =======    =======    =======     =====
Weighted average shares outstanding -
  diluted.............................    60,044    51,974       8,070      16%     51,974     49,251      2,723        6%

     Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. NIA as a percentage of average shareholders equity, which is also known as return on equity, was 17%, 17% and 15% for the years ended December 31, 1999, 1998 and 1997, respectively. NIA, excluding the formula and cut-off award, in 1999 and 1998 as a percentage of average shareholders' equity was 18.6% and 18.8%, respectively.

     Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan dispositions, prepayment premiums, and investment advisory fees and other income.

                                                   1999      1998      1997
                                                  -------   -------   ------
                                                   (IN MILLIONS, EXCEPT PER
                                                        SHARE AMOUNTS)
Total Interest and Related Portfolio Income.....  $141.1    $106.7    $97.4
Per share.......................................  $ 2.35    $ 2.05    $1.97

     The increase in interest income earned results primarily from continued growth of the Company's investment portfolio and the Company's focus on increasing its overall portfolio yield. The Company's investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 51% to $1,141.2 million at December 31, 1999 from $757.7 million at December 31, 1998, and increased by 14% during 1998 from $666.5 million at December 31, 1997. The weighted average yield on the interest bearing investments in the portfolio at December 31, 1999, 1998 and 1997 was as follows:

                                                  1999    1998    1997
                                                  -----   -----   -----
Private Finance.................................  14.2%   14.6%   12.6%
Commercial Real Estate Finance..................  12.3%   10.4%   11.4%
Small Business Finance..........................  11.5%   11.2%   11.4%
Total Portfolio.................................  13.0%   12.5%   11.7%

     Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $10.5 million, $3.8 million and $3.2 million for the years ended December 31, 1999, 1998 and 1997, respectively. This premium income results primarily from the premium paid by purchasers of loans originated through Allied Capital Express, less the origination commissions associated with the loans sold. In addition to selling the guaranteed portion of the SBA 7(a) loans, in 1999 the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. The 176% increase in premiums from loan sales in 1999 is primarily the result of a significant increase in the sale of the guaranteed SBA 7(a) loans and unguaranteed portions of SBA 7(a) loans. SBA 7(a) loan sales were $93.7 million, $37.0 million and $43.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Prepayment premiums were $3.8 million, $2.2 million and $4.1 million for the years ended December 31, 1999, 1998 and 1997, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Total interest and related portfolio income for 1998 includes a one-time gain on sale of $14.8 million resulting from a commercial mortgage loan securitization transaction that was completed in January 1998. Excluding the 1998 gain on sale, total interest and related portfolio income increased for the year ended December 31, 1999 by 53% as compared to the year ended December 31, 1998. The proceeds of $238.4 million from this transaction were used to repay outstanding debt.

     Our operating expenses include interest, employee and administrative expenses. The Company's single largest expense is interest on indebtedness. The fluctuations in interest expense during 1999, 1998 and 1997 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company's borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

                                                  1999     1998     1997
                                                 ------   ------   ------
                                                      (IN MILLIONS)
Total Outstanding Debt.........................  $592.9   $334.4   $347.7
Average Outstanding Debt.......................  $461.5   $261.3   $336.8
Weighted Average Cost..........................    7.9%     7.5%     7.3%
BDC Asset Coverage*............................    228%     273%     243%

-------------------------
* As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

     Employee expenses include salaries and employee benefits. The increase in salaries and employee benefits for the periods presented reflects the increase in total employees, combined with wage increases and the experience level of employees hired. Total employees were 129, 106 and 80 at December 31, 1999, 1998 and 1997, respectively. The Company has been an active recruiter throughout 1999 and 1998 for experienced investment and operational personnel, and the Company will continue to actively recruit and hire new professionals in 2000 to support anticipated portfolio growth.

     Administrative expenses include the leases for the Company's headquarters in Washington, DC, and its regional offices. Administrative expenses also include travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. The increase in administrative expenses from 1998 to 1999 was primarily the result of increases in costs associated with the new headquarters and four new regional offices. The increase in administrative expenses from 1997 to 1998 was partially the result of twelve full months of costs associated with two new offices that were established in the third and fourth quarters of 1997.

     In 1997, the Company incurred Merger expenses totaling $5.2 million, which consisted primarily of investment banking fees of $3.1 million, legal fees of $1.0 million and costs associated with the solicitation of proxies of approximately $0.6 million.

     For the years ended December 31, 1999, 1998 and 1997, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized capital gains was 21%, 22% and 22%, respectively.

     The formula and cut-off awards totaled $6.8 million and $7.0 million, or $0.11 per share and $0.14 per share, for the years ended December 31, 1999 and 1998, respectively.

     The formula award expense totaled $6.2 million for each of the years ended December 31, 1999 and 1998. The formula award was designed as an incentive compensation program that would replace canceled stock options that were canceled as a result of the Company's 1997 Merger and would balance share ownership among key officers. The formula award vests over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998. Assuming all officers who received a formula award remain with the Company over the vesting period, the Company will expense the remaining formula award of approximately $6.2 million during 2000.

     The cut-off award expense totaled $0.6 million and $0.8 million for the years ended December 31, 1999 and 1998, respectively. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. Total cut-off award that will vest in 2000 is estimated at $0.5 million.

     Net realized gains resulted from the sale of equity securities associated with certain private finance investments and commercial mortgage loans and the realization of unamortized discount resulting from the sale and early repayment of private finance and commercial mortgage loans, offset by losses on investments. Realized gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                    1999    1998    1997
                                                    -----   -----   -----
                                                        (IN MILLIONS)
Realized Gains....................................  $31.5   $25.8   $15.8
Realized Losses...................................   (6.1)   (3.3)   (5.1)
                                                    -----   -----   -----
Net Realized Gains................................  $25.4   $22.5   $10.7
                                                    =====   =====   =====
Net Unrealized Gains..............................  $ 2.1   $ 1.1   $ 7.2
                                                    =====   =====   =====

     Realized gains of $31.5 million during 1999 primarily resulted from transactions involving six portfolio companies, Radio One, Inc. ($10.5 million), COHR, Inc. ($5.3 million), Grant Broadcasting Systems II ($5.1 million), Jack Henry and Associates, Inc. ($3.6 million), Precision Industries Co. ($3.3 million), and Enterprise Software ($0.8 million). The Company reversed previously recorded unrealized appreciation of $14.6 million when gains were realized in 1999. Realized gains in 1998 and 1997 resulted primarily from transactions involving 10 and 6 portfolio companies, respectively.

     Realized losses in 1999, 1998 and 1997 represented 0.5%, 0.4 % and 0.6% of the Company's total assets, respectively. Realized losses of $6.1 million during 1999 resulted primarily from the liquidation of one portfolio investment, CeraTech Holdings Corporation ($2.5 million). The remaining losses consisted of several losses of less than $0.5 million each. Losses realized in 1999 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $5.4 million, $3.6 million and $6.7 million when the related losses were realized in 1999, 1998, and 1997, respectively.

     Net unrealized gains for 1999, 1998 and 1997 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses. At December 31, 1999, net unrealized appreciation in the portfolio totaled $4.5 million and was composed of unrealized appreciation of $32.1 million, resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $27.6 million resulting primarily from underperforming loan and equity interests in the portfolio. At December 31, 1998 and 1997, net unrealized appreciation in the portfolio totaled $2.4 million and $1.3 million, respectively, and was composed of unrealized appreciation of

$27.3 million and $19.2 million, and unrealized depreciation of $24.9 million and $17.9 million, respectively.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

     At December 31, 1999, the Company's portfolio was graded as follows:

                                                PORTFOLIO         PERCENTAGE OF
GRADE                                           AT VALUE         TOTAL PORTFOLIO
-----                                         -------------      ---------------
                                              (IN MILLIONS)
1...........................................    $  156.0              12.7%
2...........................................     1,002.9              81.7%
3...........................................        22.5               1.8%
4...........................................        32.2               2.6%
5...........................................        14.9               1.2%
                                                --------             ------
                                                $1,228.5             100.0%
                                                ========             ======

     Included in the Grade 5 portfolio are private finance investments totaling $12.6 million at value at December 31, 1999, or 1.0% of the Company's total portfolio based on the valuation of the Board of Directors. The value of these Grade 5 private finance investments has been reduced from an aggregate cost of $31.3 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified. Grade 5 private finance investments at December 31, 1998 and 1997 totaled $6.4 million and $12.9 million at value, or 0.8% and 1.8% of the Company's total portfolio, respectively.

     At December 31, 1999, the credit quality of the Company's CMBS portfolio remained strong, and delinquencies in the underlying collateral pool were negligible. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool.

     For the total investment portfolio, loans greater than 120 days delinquent were $18.6 million at value at December 31, 1999, or 1.5% of the total portfolio. Included in this category are loans valued at $11.7 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. In addition, the Company is not accruing interest on a $14.2 million investment that was not yet 120 days delinquent at December 31, 1999, but is expected to be in this category in the first quarter of 2000. Loans greater than 120 days delinquent at December 31, 1998 were $10.4 million at value, or 1.3% of the total portfolio, which included $6.6 million that were fully secured by real estate. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time.

As a result, the amount of our portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. We price our investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     The weighted average common shares outstanding used to compute basic earnings per share were 59.9 million, 51.9 million and 49.2 million for the years ended December 31, 1999, 1998 and 1997, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 60.0 million, 52.0 million and 49.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

CASH AND CASH EQUIVALENTS

     At June 30, 2000, the Company had $28.7 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company's objective is to manage to a low cash balance and fund new originations with its credit facilities.

DEBT

     The Company had outstanding debt at June 30, 2000 as follows:

                                                          ANNUAL      ANNUAL PORTFOLIO
                                            AMOUNT       INTEREST     RETURN TO COVER
                                          OUTSTANDING    COST(1)    INTEREST PAYMENTS(2)
                                         -------------   --------   --------------------
                                         (IN MILLIONS)
Notes payable and debentures:
  Unsecured long-term notes payable....     $419.0         7.7%             2.1%
  SBA debentures.......................       70.7         8.3%             0.4%
  OPIC loan............................        5.7         6.6%             0.0%
                                            ------         ----             ----
         Total notes payable and
           debentures..................     $495.4         7.8%             2.5%
                                            ------         ----             ----
Revolving credit facilities:
  Revolving line of credit.............     $231.0         8.7%             1.3%
                                            ======         ----             ----
         Total debt....................     $726.4         8.1%             3.7%
                                            ======         ====             ====

-------------------------
(1) The annual interest cost includes the cost of commitment fees and other facility fees.

(2) The annual portfolio return to cover interest payments is calculated as the June 30, 2000 annualized cost of debt per class of financing divided by total assets at June 30, 2000.

     UNSECURED LONG-TERM NOTES PAYABLE. The Company has issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

     SBA DEBENTURES. The Company, through its SBIC subsidiary, has debentures payable to the SBA with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company may borrow up to $105 million from the SBA under the SBIC program. At June 30, 2000, the Company has a commitment to borrow up to an additional $30 million from the SBA. The commitment expires on March 1, 2010.

     REVOLVING LINE OF CREDIT. The Company has a two-year, $417.5 million unsecured revolving line of credit that expires in May 2002. This facility may be expanded up to $500 million. At the Company's option, the credit facility bears interest at a rate equal to (i) the one-month London Inter-Bank Offered Rate ("LIBOR") plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

     MASTER LOAN AND SECURITY AGREEMENT. The Company has a facility to borrow up to $100 million using certain commercial mortgage loans as collateral. The agreement generally requires interest-only payments with all principal due at maturity. The agreement charges interest at LIBOR plus 1.0%. The facility matures in October 2000. There were no borrowings under this facility at June 30, 2000.

EQUITY CAPITAL AND DIVIDENDS

     The Company raises debt and equity capital for continued investment in growing businesses. Because the Company is a RIC, it distributes its income and requires external capital for growth. Because the Company is a BDC, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings, or approximately 1 to 1 debt to equity capital ratio.

     To support its growth during the six months ended June 30, 2000, the Company raised $141.9 million in new equity capital, of which $99.7 million was raised during the three months ended June 30, 2000, primarily through the sale of shares from its shelf registration statement. At June 30, 2000, total shareholders' equity had increased to $818.1 million. We raise equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders of our common stock.

     The Company's Board has established a dividend policy for 2000 to review the dividend rate quarterly, and to adjust the quarterly dividend rate throughout the year as the Company's earnings momentum builds. In 1999, the Board had established a dividend policy of level quarterly dividends of $0.40 per common share, for an annual total distribution of $1.60 per common share to approximate annual taxable income. The Board changed its dividend policy for 2000 because of the Company's significant portfolio growth and continued growth in ordinary taxable income. For the first and second quarter of 2000, the Board declared a $0.45 per common share dividend. For the third quarter of 2000, the Board has declared a dividend of $0.46 per common share.

     As a result of growth in ordinary taxable income combined with the increased size and diversity of the Company's portfolio and its projected future capital gains, the Company's Board of Directors will continue to evaluate whether to retain or distribute capital gains as they occur. The new policy will allow the Company to continue to distribute some capital gains, but will also allow the Company to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The new policy also enables the Board to selectively retain gains to support future growth.

     The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale of new equity capital. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing. The Company evaluates its interest rate exposure on an ongoing basis. The Company maintains a matched-funding philosophy that focuses on matching the estimated maturities of its loan and investment portfolio to the estimated maturities of its borrowings. The Company also manages its interest rate risk by financing floating-rate assets with similar term floating-rate liabilities and fixed-rate assets with similar term fixed-rate liabilities. To the extent deemed necessary, the Company may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques. At June 30, 2000, the Company's debt to equity ratio was less than 1 to 1. The Company's weighted average cost of funds was 8.1% at June 30, 2000. There are no significant maturities of long-term debt until 2003. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

     The "Year 2000 problem" refers to the inability of many computers, computer-based systems, related software, and other electronics to process dates accurately during the Year 2000 and beyond. As of June 30, 2000, we have not experienced any business disruption as a result of the Year 2000 problem and we also do not expect significant Year 2000 related business disruptions in the future.

                               SENIOR SECURITIES

     Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The "--" indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------

UNSECURED LONG-TERM NOTES
  PAYABLE
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................   180,000,000       2,734           --            N/A
1999........................   419,000,000       2,283           --            N/A
2000 (as of June 30)........   419,000,000       2,246           --            N/A

SBA DEBENTURES(5)
1990........................  $ 40,450,000      $3,397          $--            N/A
1991........................    49,800,000       3,834           --            N/A
1992........................    49,800,000       5,789           --            N/A
1993........................    49,800,000       6,013           --            N/A
1994........................    54,800,000       3,695           --            N/A
1995........................    61,300,000       2,868           --            N/A
1996........................    61,300,000       2,485           --            N/A
1997........................    54,300,000       2,215           --            N/A
1998........................    47,650,000       2,734           --            N/A
1999........................    62,650,000       2,283           --            N/A
2000 (as of June 30)........    70,650,000       2,246           --            N/A
OVERSEAS PRIVATE INVESTMENT
  CORPORATION LOAN
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................     8,700,000       2,485           --            N/A
1997........................     8,700,000       2,215           --            N/A
1998........................     5,700,000       2,734           --            N/A
1999........................     5,700,000       2,283           --            N/A
2000 (as of June 30)........     5,700,000       2,246           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
REVOLVING LINES OF CREDIT
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    32,226,000       3,695           --            N/A
1995........................    20,414,000       2,868           --            N/A
1996........................    45,099,000       2,485           --            N/A
1997........................    38,842,000       2,215           --            N/A
1998........................    95,000,000       2,734           --            N/A
1999........................    82,000,000       2,283           --            N/A
2000 (as of June 30)........   231,000,000       2,246           --            N/A
MASTER REPURCHASE AGREEMENT
  AND MASTER LOAN AND
  SECURITY AGREEMENT
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    23,210,000       3,695           --            N/A
1995........................             0           0           --            N/A
1996........................    85,775,000       2,485           --            N/A
1997........................   225,821,000       2,215           --            N/A
1998........................     6,000,000       2,734           --            N/A
1999........................    23,500,000       2,283           --            N/A
2000 (as of June 30)........             0           0           --            N/A
SENIOR NOTE PAYABLE(6)
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................    20,000,000       5,789           --            N/A
1993........................    20,000,000       6,013           --            N/A
1994........................    20,000,000       3,695           --            N/A
1995........................    20,000,000       2,868           --            N/A
1996........................    20,000,000       2,485           --            N/A
1997........................    20,000,000       2,215           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000 (as of June 30)........             0           0           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
BONDS PAYABLE
1990........................  $          0      $    0          $--            N/A
1991........................             0           0           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................    98,625,000       2,868           --            N/A
1996........................    54,123,000       2,485           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000 (as of June 30)........             0           0           --            N/A

REVERSE REPURCHASE AGREEMENTS(7)
1990........................  $ 28,361,000      $3,397          $--            N/A
1991........................     2,761,000       3,834           --            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000 (as of June 30)........             0           0           --            N/A

REDEEMABLE CUMULATIVE PREFERRED STOCK(5)
1990........................  $  1,000,000      $  308          $100           N/A
1991........................     1,000,000         338          100            N/A
1992........................     1,000,000         526          100            N/A
1993........................     1,000,000         546          100            N/A
1994........................     1,000,000         351          100            N/A
1995........................     1,000,000         277          100            N/A
1996........................     1,000,000         242          100            N/A
1997........................     1,000,000         217          100            N/A
1998........................     1,000,000         267          100            N/A
1999........................     1,000,000         225          100            N/A
2000 (as of June 30)........     1,000,000         222          100            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
NON-REDEEMABLE CUMULATIVE PREFERRED
STOCK(5)
1990........................  $  6,000,000      $  308          $100           N/A
1991........................     6,000,000         338          100            N/A
1992........................     6,000,000         526          100            N/A
1993........................     6,000,000         546          100            N/A
1994........................     6,000,000         351          100            N/A
1995........................     6,000,000         277          100            N/A
1996........................     6,000,000         242          100            N/A
1997........................     6,000,000         217          100            N/A
1998........................     6,000,000         267          100            N/A
1999........................     6,000,000         225          100            N/A
2000 (as of June 30)........     6,000,000         222          100            N/A

-------------------------
(1) Total amount of each class of senior securities outstanding at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4) Not applicable, as senior securities are not registered for public trading.

(5) Issued by the Company's SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See "Certain Government Regulations -- SBA Regulations."

(6) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     As a business development company, we provide private investment capital to private companies and undervalued public companies in a variety of different industries and in diverse geographic locations throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of private companies nationwide. Our investment activity is focused in three areas:

     - Private finance

     - Commercial real estate finance, including the purchase of CMBS, and

     - Allied Capital Express -- small business and commercial real estate loans of up to $3 million originated for sale.

     Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, commercial mortgage loans, and small senior loans, including SBA 7(a) guaranteed loans. At June 30, 2000, our investment portfolio totaled $1.5 billion. The Company's investment objective is to achieve current income and capital gains.

PRIVATE FINANCE

     We provide long-term debt and equity financing to private companies nationwide. Our private finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, and the equity capital provided by private equity investors.

     Our private financing is generally used to fund growth, buyouts, note purchases, acquisitions, recapitalizations, and bridge financings. We generally invest in private companies though, from time to time, we may invest in undervalued public companies that lack access to public capital and whose securities may not be marginable. We target two types of companies when seeking new investments. The first type of company we seek is a market leader in a stable industry that has demonstrated over many years of operations that it can successfully achieve its business plan and thereby achieve our investment objective. The second type of company we seek is an emerging company in a growing industry that is positioned for significant growth. We have spent over 40 years refining our highly selective investment discipline, which is founded on seeking portfolio companies having key characteristics and targeting specific industries.

     We originate investments generally ranging in size from $5 million to $30 million, and for the six months ended June 30, 2000 and the year ended December 31, 1999 our average investment size was $13.9 million and $12.4 million, respectively. Our private finance investments are generally structured as an unsecured, subordinated loan that carries a relatively high fixed interest rate (generally 12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Approximately 97% of the investments in the private finance portfolio have fixed rates of interest. Our private finance investments typically include equity features, such as warrants or options to buy a minority interest in the portfolio company. We also make preferred and common equity investments, particularly when we see unique opportunities to profit from the growth of an emerging company. At June 30, 2000, 85% of the private finance portfolio consisted of debt securities, and 15% consisted of equity securities. Our private finance portfolio is geographically diverse, and includes investments in a wide variety of industries, including business services, consumer products, telecommunications, industrial products and broadcasting.

     Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

CAPITAL PROVIDER       Banks         Commercial    Insurance     Allied        Private       Private
                                     Finance       Companies/    Capital       Mezzanine     Equity
                                     Companies     High Yield                  Funds         Funds
                                                   Market
-----------------------------------------------------------------------------------------------------
PRIMARY                Senior,       Asset-based   Large         Unsecured     Unsecured     Equity
BUSINESS               short- term   lending       >$30 million  long-term     long-term
FOCUS                  debt                        credits       debt with     debt with
                                                                 equity        equity
                                                                 upside        upside

                                                                 Preferred     Preferred
                                                                 and common    and common
                                                                 equity        equity
-----------------------------------------------------------------------------------------------------
TYPICAL PRICING        LIBOR+        [graphic of arrow stretching between 'LIBOR+' and       30%+
SPECTRUM*                            '30%+']

---------------
* Based on market experience of our marketing and investment professionals.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private insurance company and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We generally do not compete with banks, commercial finance companies, or the insurance company/high yield market. Instead, we compete directly with the private mezzanine sector of the private equity market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

     Our scale of operations, equity capital base, and successful track record as a private finance investor has enabled us to borrow long-term capital to leverage our returns on our common equity. Therefore, our access to debt capital reduces our total cost of capital. In many cases, a private mezzanine fund is unable to access the debt capital markets, and therefore must achieve an unleveraged equity return for their investors. Our lower cost of capital gives us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a finite life.

     We estimate that we fund approximately 2% of all the private finance investments that we review. When assessing a prospective investment, we look for a company that has achieved, or has the potential to achieve, market leadership in a niche, critical mass, and a sustainable cash flow. We also look for companies that, because of their industry and business plan, can demonstrate minimal vulnerability to changes in economic cycles. Since our debt securities are primarily unsecured in nature, we look for companies in industries that are non-cyclical, cash flow intensive, and can demonstrate a high return on their invested capital. We generally do not target companies in industries where businesses tend to be vulnerable to changes in economic cycles, are capital intensive, and have low returns on their invested capital. We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

                              INDUSTRIES TARGETED
                       NON-CYCLICAL/CASH FLOW INTENSIVE/
                             HIGH RETURN ON CAPITAL
                    ---------------------------------------

Business services/outsourcing
Telecommunications
Broadcasting
Education
Healthcare
Consumer products
Light industrial products

                            INDUSTRIES NOT TARGETED
                          CYCLICAL/CAPITAL INTENSIVE/
                             LOW RETURN ON CAPITAL
                    ---------------------------------------

         Heavy manufacturing
         Natural resources
         Commodity retail
         Low value-add distribution
         Agriculture
         Transportation

     Another critical element of our investment discipline is to invest in companies with a significant equity capital base, and a strong private equity sponsor. For example, in 1999, 77% of our private financings were completed in conjunction with private equity firms, which provided capital that is junior to ours. We believe strong equity sponsorship significantly strengthens our position as a long-term lender. A strong equity sponsor provides not only strong equity capital beneath our investment, but also provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also help us confirm our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company's management team throughout our investment period.

     The typical private finance structure focuses, first and foremost, on the protection of our investment principal. Our debt instruments generally provide for a contractual interest rate ranging from 12% to 18%, which provides current interest income. The debt instruments also have restrictive covenants that protect our interests in the transaction. The warrants we receive with our debt securities generally require only a minimal cost to exercise, and thus as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We seek to achieve additional investment returns of up to 10% from the appreciation and sale of our warrants.

     Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In most cases, the warrants also have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business, or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions.

     We hold a portion of our private finance investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company ("SBIC"). See "Certain Government Regulations" below for further information about SBIC regulation.

     In addition to funding private finance investments as described above, during the second quarter of 2000 we made commitments to invest in select technology-oriented private equity funds. In addition to the return we expect to achieve from these investments, we believe we can achieve substantial strategic benefits from these funds, including technology expertise from private finance portfolio companies, co-investment opportunities and increased dealflow. We may make additional commitments to other such funds, but expect our total investment in this area to remain a small percentage of our total portfolio.

COMMERCIAL REAL ESTATE FINANCE

     COMMERCIAL MORTGAGE LOANS. We have been a commercial real estate lender for many years, and maintain a small whole commercial mortgage loan portfolio. During 1998, we significantly reduced our middle-market commercial real estate lending activities, because we believed that the market was under-pricing commercial real estate loans, and that the returns on senior commercial real estate loans were below a level that would result in a fair return on equity for our shareholders. We, however, continue to see a strong demand for small commercial mortgage loans that can be attractively priced for sale to banks and other financial institutions. As a result of this market demand, we combined our small real estate lending with our SBA lending activity to form Allied Capital Express, which is discussed below.

     Since 1999, we have been liquidating a significant portion of our whole commercial mortgage loan portfolio. We believe that we can redeploy the proceeds into higher yielding investments. We continue to derive income from the interest charged on the whole commercial mortgage loan portfolio through contractual interest and amortization of discounts.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. The same pricing pressures that caused us to reduce our origination of commercial mortgage loans in 1998 created significant liquidity problems for many other real estate lenders who had remained active lenders as pricing declined throughout 1998. In the fourth quarter of 1998, many of these lenders experienced severe liquidity constraints that caused them to exit the commercial mortgage-backed securities market. This liquidity turmoil in the real estate capital markets created a unique opportunity for us to acquire newly issued, non-investment grade commercial mortgage-backed securities ("Purchased CMBS") at significant discounts from the face amount of the bonds and at attractive yields.

     As an investor, we believe that Purchased CMBS has attractive risk/return characteristics. The Purchased CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds." Unlike most "junk bonds," which are typically unsecured debt instruments, the non-investment grade Purchased CMBS in which we invest are secured by mortgage loans with real estate collateral. Our Purchased CMBS are fully collateralized by senior mortgage loans on commercial real estate properties where the loans are, on average, supported by a 30% equity investment. We acquire our Purchased CMBS on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to purchase the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. Our negotiated discount and estimated yield to maturity assumes a 1% loss rate on the entire underlying commercial mortgage loan collateral pool, which takes into consideration certain business and economic uncertainties and contingencies. We find the yields for Purchased CMBS very attractive given their collateral protection.

     We believe this risk/return dynamic exists in this market today because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS in an initial issuance, we re-underwrite every mortgage loan in the underlying collateral pool, and we meet with the issuer to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

     As a non-investment grade CMBS investor, we recognize that non-investment grade securities have a higher degree of risk than do investment grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS represented by the "BB" to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances, our CMBS tranches receive principal payments only after the securities that are senior to our securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, we would experience these losses.

     To mitigate this risk, we perform extensive due diligence prior to an investment in Purchased CMBS. When we evaluate a CMBS investment, we use the same underwriting procedures and criteria for the mortgage loans in the collateral pool as we do for all of the loans we originate. These underwriting procedures and criteria are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. Our portfolio of CMBS is secured by more than 2,000 commercial real estate properties located in diverse geographic locations across the United States in a wide variety of property types, including retail, multi-family housing, office, and hospitality. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a summary of the loan to value ratios and debt service coverage ratios of the mortgage loans securing our Purchased CMBS investments.

     Our Purchased CMBS activity complements our private finance activity because it provides a steady stream of recurring interest income. In order to maintain a balanced investment portfolio, we expect to limit our Purchased CMBS activity on a proportional basis as our private finance portfolio grows.

ALLIED CAPITAL EXPRESS

     We originate small business and commercial real estate loans, primarily for sale, under the brand name "Allied Capital Express." The loans we originate in this program are generally for financings of up to $3 million in size, and may be composed of an SBA 7(a) guaranteed loan and a conventional commercial mortgage loan. These loans are co-originated or sold to banks and other financial institutions for premiums ranging from 5% to 10% of the loan amount. We also may sell these loans for a retained servicing spread that can range from 1% to 5% of the outstanding loan balance for the period that the loan remains outstanding. We began using a separate brand name for these smaller loans in the second quarter of 1999, to distinguish this program from our core private finance activity and avoid confusion in the market place. Allied Capital Express provides a steady stream of premium income to the Company with minimal capital employed, and thus complements our other portfolio activities.

     Many of the loans originated under the Allied Capital Express brand name are through our participation in the SBA's 7(a) Guaranteed Loan Program. The SBA 7(a)
program is estimated to provide approximately $10 billion to small businesses on an annual basis. One of our subsidiaries is licensed by the SBA as a Small Business Lending Company ("SBLC") and is one of only fourteen non-bank SBLCs operating in the United States. Under the SBA 7(a) program, we extend senior secured loans that are partially guaranteed by the SBA. Our 7(a) loans are provided to small businesses for the purposes of acquiring a business or real estate, purchasing machinery or equipment, or providing working capital. The loans are secured by a mortgage or other liens on the assets of the borrower, and in all cases the owners of the business must personally guarantee the repayment of the loan. We focus our 7(a) loan origination activity on loans secured by commercial real estate assets. We are a Preferred Lender and we operate in 20 SBA-designated markets throughout the United States. We have Allied Capital Express offices in nine locations.

     In 1999, we began an initiative to increase the growth and profitability of Allied Capital Express. We developed technology to streamline the closing process and reduce cycle times for transactions. We strengthened our sales force and increased our loan sale network. We also began a process to migrate the application process to the Internet to increase our loan origination activity. We have continued with all aspects of this initiative during 2000. The Company expects to release the next phase of its web site during the third quarter of 2000, which will pre-qualify borrowers from a credit perspective using digitized rules-based underwriting. The Company believes this enhanced site will increase its access to qualified borrowers nationwide.

     Our 7(a) loans typically range in size from $250,000 to $1 million. The SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any qualified loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with (1) no more than $5 million in annual sales or (2) no more than 500 employees. The SBA stipulates that loans used to acquire real estate may have a maximum maturity of 25 years; loans used to purchase machinery and equipment may have a maximum maturity of 15 years; loans used for working capital may have a maximum maturity of seven years.

     We generally price our 7(a) loans with variable interest rates typically ranging from 1.75% to 2.75% over the prime rate, adjusted monthly. Approximately 98% of this portfolio has variable interest rates. Generally loans are payable in equal monthly installments of principal and interest on the first day of the month following the month in which the loan is funded, until maturity. We routinely sell the guaranteed portion of our 7(a) loans in the well-established secondary market of banks and other institutional buyers. We earn a premium, net of origination costs, on the sale of the guaranteed portion of our 7(a) loans, which typically range from 4% to 7.5% of the face amount of each loan sold. We also may sell these loans for a retained servicing spread that generally ranges from 1% to 5% of the loan balance for the period that the loan remains outstanding. In 1999, we entered into an agreement with a commercial paper conduit to sell up to 90% of the unguaranteed interests in our 7(a) loans. We retain a servicing spread of approximately 3.75% on the unguaranteed interests sold. We continue to service 100% of each 7(a) loan we originate.

     In addition to 7(a) loans, we co-originate or sell small commercial real estate loans to banks and other institutional buyers. These loans are often originated in conjunction with 7(a) loans. The small commercial real estate loans generally are priced and structured such that we can receive premiums on the sale or co-origination of these loans to banks and other financial institutions. Our net premium on these loan sales is generally up to 10% of the loan balance sold.

INVESTMENT ADVISORY SERVICES

     We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have certain investment advisory agreements to manage private investment funds. The revenue generated from these agreements is not material to the Company's operations.

LOAN SOURCING

     Over the last two years, we have significantly increased the scope of our sales and marketing activity by opening new regional offices and increasing our sales and marketing staff. To source new investment opportunities, we work with thousands of intermediaries including:

     - private mezzanine and equity investors;

     - regional and boutique investment banks;

     - business and mortgage brokers;

     - national retail financial services companies; and

     - banks, law firms and accountants.

     We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our 41-year history. We are recognized as a pioneer in the private finance industry, and have developed a reputation in the commercial real estate finance market for our ability to finance complex transactions.

     For Allied Capital Express activities, we continue to build our network of Internet relationships to direct traffic to our web site, AlliedCapitalExpress.com, which we believe will increase our business opportunities. We have entered into strategic relationships with 15 online mortgage loan brokers and small business portals and plan to enter into similar relationships with other online intermediaries in the future.

INVESTMENT APPROVAL AND UNDERWRITING PROCEDURES

     In assessing new investment opportunities, we maintain conservative credit standards based on our underwriting guidelines, a thorough due diligence process, and a centralized credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

     PRIVATE FINANCE. We generally require that the companies in which we invest demonstrate strong market position, sales growth, positive cash flow, and profitability, as discussed above. We emphasize the quality of management, and seek experienced entrepreneurs with a management track record, relevant industry experience and a significant equity stake in the business. In a typical private financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers and competitors. The typical private finance transaction requires two to three months of diligence and structuring before funding occurs.

     Private finance transactions are approved by an investment committee consisting of our most senior private finance professionals and chaired by our Chairman and Chief Executive Officer. The private finance approval process benefits from the experience of the investment committee members and from the experience of our other investment professionals who together with the committee members, on average, have over eleven years of professional experience. For every transaction of $10 million or greater, we also require approval from the Executive Committee of the Board of Directors in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a new portfolio company.

     PURCHASED CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS purchase. The typical CMBS purchase takes between two to three months to complete because of the breadth and depth of our diligence procedures. We re-underwrite all of the underlying commercial mortgage loans securing the CMBS. We challenge the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers physically inspect most of the collateral properties, and assess appraised values based on our own opinion of comparable market values.

     Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated purchase price and discount to achieve an effective yield on our investment over a ten-year period to approximate 13% to 16%. In computing this estimated yield, we assume a 1% loss rate on the entire underlying mortgage pool.

     CMBS transactions are approved by an investment committee and, because of their size, every CMBS transaction is reviewed and approved by the Executive Committee of the Board of Directors. The investment committee for CMBS transactions consists of our most senior commercial real estate professionals and is chaired by our Chairman and Chief Executive Officer.

     COMMERCIAL REAL ESTATE FINANCE. When we evaluate commercial mortgage loans, we generally receive an initial package of information that typically includes underwriting information that was developed by the borrower. Typical underwriting information that is required from potential borrowers in order to conduct appropriate due diligence includes: financial statements of the borrower, appraisals, rent rolls and lease information, environmental reports, structural and engineering reports, and any other information deemed appropriate under the circumstances. Our underwriting process includes assessing the borrower's estimated earnings and current cash flow coverage, the creditworthiness of the borrower, the net worth and financial strength of the borrower, the estimated current liquidation value of the related mortgaged property, the financial strength of the significant tenants, and any other collateral. We also study trends in the borrower's industry and in real estate values in the borrower's geographic region. Our loan officers inspect the property during the due diligence process, and value the property using internally developed valuation analyses.

     Commercial mortgage loans are approved by an investment committee, which is composed of the Company's most senior commercial real estate finance investment professionals. For loans of $10 million or greater, the Executive Committee of the Board of Directors must also approve the transaction, as described above.

     ALLIED CAPITAL EXPRESS. Loans made to small businesses are generally secured by real estate and other liens on the assets of the borrower and, frequently, by the assets of principals. The entrepreneur must personally guarantee the payment of interest and principal on the loans. We generally follow the same underwriting procedures and criteria for 7(a) loans as we do for our commercial real estate loans, however, in addition to those underwriting standards, the SBA has established certain financial ratios and guidelines that generally govern 7(a) loans. Factors to be considered include the debt service coverage ratio, value of the collateral, and the net worth of the borrower.

     Allied Capital Express loans require the review and approval of three senior small business lending professionals prior to funding. The small business investment committee periodically ratifies each new investment.

PORTFOLIO MANAGEMENT

     PORTFOLIO DIVERSITY. We monitor the portfolio to maintain both industry and geographic diversity. We currently do not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

     LOAN SERVICING. Our loan servicing staff is responsible for routine loan servicing, which includes:

     - delinquency monitoring;

     - payment processing;

     - borrower inquiries;

     - escrow analysis and processing;

     - third-party reporting; and

     - insurance and tax administration.

     In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

PORTFOLIO MONITORING AND VALUATION

     We use a grading system in order to help us monitor the credit quality of our portfolio and the potential for capital gains. The grading system assigns grades to investments from 1 to 5, and the portfolio was graded at June 30, 2000 as follows:

                                                                                PERCENTAGE
                                                                PORTFOLIO AT     OF TOTAL
GRADE                        DESCRIPTION                            VALUE       PORTFOLIO
-----                        -----------                        -------------   ----------
                                                                (IN MILLIONS)
  1     Probable capital gain                                     $  138.1          9.3%
  2     Performing security                                        1,240.5         83.3%
        Close monitoring -- no loss of principal or interest
  3     expected                                                      46.1          3.1%
  4     Workout -- Some loss of interest expected                     38.6          2.6%
  5     Workout -- Some loss of principal expected                    25.0          1.7%
                                                                  --------        ------
                                                                  $1,488.3        100.0%
                                                                  ========        ======

     The 1940 Act requires that the Board of Directors value each asset in the portfolio on a quarterly basis. We are not permitted to have a general loan loss reserve, but instead must value each specific investment. We have a written valuation policy that governs the valuation of our assets, and we follow a consistent valuation process quarterly. In valuing each individual investment, we consider the financial performance of each portfolio company, loan payment histories, indications of potential equity realization events, current collateral values and determine whether the value of the asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the board of directors for review and approval.

     As a general rule, we do not value our loans above principal balance, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investments as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment, restrictions on trading or market liquidity concerns.

     We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent may vary. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

     We price our private finance investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     With respect to our real estate secured portfolio and SBA 7(a) portfolio, the following outlines the treatment of each delinquency category:

30 Days Past Due           Our loan servicing staff monitors loans and contacts
                           borrowers for collection.

60 Days Past Due           We generally transfer loans to professionals
                           responsible for special servicing activity for monitoring, collection and development of a workout plan, if necessary.

90 Days Past Due           Our accounting department reviews loans in
                           conjunction with the professional responsible for special servicing to determine whether the loans should be placed on a non-accrual status or whether a valuation adjustment is required.

120 Days Past Due          Generally, we place such loans on non-accrual status
                           and the loan is an active workout.

INVESTMENT GAINS AND LOSSES

     As an investor focused primarily on debt investments, our investment decisions are based on credit dynamics. Our underwriting focuses on the preservation of principal, and we will pursue our available means to recover our capital investment. As a result of this investment discipline and credit culture, we have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal losses. Our realized gains from the sale of our equity interests have historically exceeded losses, as is reflected in the chart below.

                             SIX MONTHS
                                ENDED
                              JUNE 30,                          YEAR ENDED DECEMBER 31,
                       -----------------------   ------------------------------------------------------
                          2000         1999         1999        1998       1997       1996       1995
                       ----------   ----------   ----------   --------   --------   --------   --------
Realized gains.......  $   15,888   $   14,854   $   31,536   $ 25,757   $ 15,804   $ 30,417   $ 16,679
Realized losses......  $     (847)  $   (3,292)  $   (6,145)  $ (3,216)  $ (5,100)  $(11,262)  $ (4,679)
Net realized gains...  $   15,041   $   11,562   $   25,391   $ 22,541   $ 10,704   $ 19,155   $ 12,000
Total assets.........  $1,572,394   $1,077,060   $1,290,038   $856,079   $807,775   $713,360   $605,434
Realized losses/
  Total assets.......       0.05%         0.3%         0.5%       0.4%       0.6%       1.6%       0.8%

EMPLOYEES

     At June 30, 2000, we employed 129 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

LEGAL PROCEEDINGS

     We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

                              PORTFOLIO COMPANIES

     The following is a listing of our portfolio companies in which we had an equity investment at June 30, 2000. We make available significant managerial assistance to our portfolio companies. Other than loans to the portfolio company, our only relationship with each portfolio company is our investment. For information relating to the amount and general terms of our loans to portfolio companies, see the Consolidated Statement of Investments and Notes thereto at June 30, 2000 at pages F-5 to F-11.

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Acme Paging, L.P. ................  Paging Services           Limited Partnership             1.8%
  1336 Basswood, Suite F                                      Interests
  Schaumburg, IL 60173
Allied Office Products............  Office Products           Warrants to Purchase            4.9%
  75 Route 17 South                 Retailer                  Common Stock
  Hasbrouck Heights, NJ 07604
American Barbecue & Grill,
  Inc. ...........................  Restaurant Chain          Warrants to Purchase           17.3%
  7300 W. 110th Street, Suite 570                             Common Stock
  Overland Park, KS 66210
ASW Holding Corporation...........  Steel Wool Manufacturer   Warrants to Purchase            5.0%
  2825 W. 31st Street                                         Common Stock
  Chicago, IL 60623
Aurora Communications, LLC........  Radio Stations            Redeemable Preferred            3.2%
  3 Stamford Landing, Suite 210                               Equity Interest
  46 Southfield Avenue
  Stamford, CT 06902
Avborne, Inc. ....................  Aviation Services         Warrants to Purchase            2.5%
  c/o Trivest, Inc.                 Company                   Common Stock
  2665 S. Bayshore Dr., Suite 800
  Miami, FL 33133-5462
CampGroup, LLC....................  Recreational Camp         Warrants to Purchase            2.6%
  4 New King Street                 Operator                  Common Stock
  White Plains, NY 10604
Candlewood Hotel Company..........  Extended Stay             Series A Convertible            5.0%
  9342 East Central                 Facilities                Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ................  Radio Stations            Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                     Common Stock
    Boulevard
  Ft. Lauderdale, FL 33311-1712
Component Hardware Group..........  Designer & Developer      Preferred Stock                 9.1%
  1890 Swarthmore Ave.              of Hardware               Common Stock                    8.2%
  P.O. Box 2020                     Components
  Lakewood, NJ 08701
Convenience Corporation of
  America.........................  Convenience Store Chain   Series A Preferred Stock       10.0%
  711 N. 108th Court                                          Warrants to Purchase            4.0%
  Omaha, NE 68154                                             Senior Preferred Stock
Cooper Natural Resources, Inc. ...  Sodium Sulfate Producer   Warrants to Purchase           25.2%
  P.O. Box 1477                                               Common Stock
  Seagraves, TX 79360
CorrFlex Graphics, LLC............  Packaging Manufacturer    Warrants to Purchase            4.8%
  P.O. Box 1337                                               Common Stock
  Monroe, NC 28110                                            Options to Purchase             1.0%
                                                              Common Stock
Cosmetic Manufacturing............  Cosmetic Manufacturer     Options to Purchase            22.5%
  Resources, LLC                                              Shares
  11312 Penrose Street
  Sun Valley, CA 91352

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Coverall North America, Inc.......  Commercial Cleaning       Warrants to Purchase           15.0%
  500 West Cypress Creek Rd.        Service                   Common Stock
  Ste. 580
  Ft. Lauderdale, FL 33309
Csabai Canning Factory Rt. .......  Food Processing           Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
CyberRep.Com (formerly Unitel,
  Inc.)...........................  Operator of Call          Warrants to Purchase            9.0%
                                    Service Centers
  8300 Greensboro Drive, 6th Floor                            Common Stock
  McLean, VA 22102
DeVlieg-Bullard, Inc. ............  Tool Manufacturer         Warrants to Purchase            1.7%
  One Gorham Island                                           Common Stock
  Westport, CT 06680
Directory Investment
  Corporation.....................  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Directory Lending Corporation.....  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Drilltec Patents & Technologies
  Company, Inc....................  Drill Pipe Packager       Warrants to Purchase           15.0%
  10875 Kempwood Drive, Suite 2                               Common Stock
  Houston, TX 77043
eCentury Capital Partners, L.P....  Private Equity Fund       Limited Partnership            44.8%
  1101 Connecticut Ave, NW                                    Interest
  7th Floor
  Washington, DC 20036
EDM Consulting, LLC...............  Environmental             Common Stock                   25.0%
  14 Macopin Avenue                 Consulting
  Montclair, NJ 07043
Esquire Communications Ltd. ......  Court Reporting           Warrants to Purchase            3.0%
  216 E. 45th Street, 8th floor     Services                  Common Stock
  New York, NY 10017
E-Talk Corporation (formerly
  Teknekron Infoswitch
  Corporation)....................  Telecommunications        Warrants to Purchase            5.5%
  4425 Cambridge Road               Software Provider         Common Stock
  Fort Worth, TX 76155-2692
ExTerra Credit Recovery, Inc. ....  Consumer Finance          Preferred Stock                 0.9%
  35 Lennon Lane, Suite 200                                   Common Stock                    0.7%
  Walnut Creek, CA 94598                                      Warrants to Purchase            0.7%
                                                              Common Stock
Executive Greetings, Inc. ........  Personalized Business     Warrants to Purchase            1.5%
  120 Industrial Park Access Road   Products                  Common Stock
  New Hartford, CT 06057
Fairchild Industrial Products
  Company.........................  Industrial Controls       Warrants to Purchase           20.0%
  3920 Westpoint Boulevard          Manufacturer              Common Stock
  Winston-Salem, NC 27013
FTI Consulting, Inc. .............  Litigation Support        Warrants to Purchase            9.3%
  2021 Research Drive               Services                  Common Stock
  Annapolis, MD 21401
Galaxy American Communications,
  LLC.............................  Cable Television          Warrants to Purchase            6.0%
  1220 N. Main Street               Operator                  Common Stock
  Sikeston, MO 63801
Garden Ridge Corporation..........  Home Decor Retailer       Series A Preferred Stock        2.6%
  650 Madison Avenue                                          Common Stock                    4.7%
  New York, NY 10022

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Genesis Worldwide, Inc. ..........  Manufacturers of          Common Stock                    1.1%
  2600 Kettering Tower              Metal Working
  P.O. Box 668                      Machinery
  Dayton, OH 45423
Gibson Guitar Corporation ........  Guitar Manufacturer       Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                          Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ..........  Bathroom Accessories      Convertible Debentures          7.0%
  281 Benigno Boulevard             Manufacturer              Warrants to Purchase           16.0%
  Bellmawr, NJ 08031                                          Common Stock
Global Communications I, LLC......  Communications and        Preferred Equity               59.3%
  201 East 69th Street              Media Businesses          Interest
  New York, NY 10021                                          Options for Common             59.3%
                                                              Membership Interest
Grant Broadcasting System II......  Television Stations       Warrants to Purchase           40.0%
  919 Middle River Drive,                                     Common Stock
  Suite 409                                                   Warrants to Purchase           40.0%
  Ft. Lauderdale, FL 33304                                    Common Stock in
                                                              Affiliate Company
Grant Television, Inc. ...........  Television Stations       Warrants to Purchase           20.0%
(See Grant Broadcasting System II)                            Common Stock
HealthASPex, Inc..................  Third Party               Common Stock                   24.0%
  2812 Trinity Square Drive         Administrator             Preferred Stock                24.0%
  Carrollton, TX 75006
HMT Inc. .........................  Storage Tank              Common Stock                   27.3%
  1422 FM 1960 W.                   Maintenance &             Warrants to Purchase           10.0%
  Suite 350                         Repair                    Common Stock
  Houston, TX 77068
Hotelevision, Inc. ...............  Hotel Cable-TV            Preferred Stock                 4.4%
  599 Lexington Avenue              Network
  Suite 2300
  New York, NY 10022
Icon International, Inc. .........  Corporate Barter          Series A Preferred Stock        3.5%
  281 Tressor Boulevard             Services                  Series B Preferred Stock        3.5%
  8th Floor
  Stamford, CT 06901
Impact Innovations Group (formerly
  J3 Technology Services
  Corporation)....................  Information Technology    Warrants to Purchase            4.0%
  5825 Glenridge Drive              Services Provider         Common Stock
  Building II, Suite 107
  Atlanta, GA 30328
International Filler
  Corporation.....................  Cellulose and Fiber       Common Stock                   10.0%
  50 Bridge Street                  Producer                  Warrants to Purchase            3.0%
  North Tonawanda, NY 14120                                   Common Stock
iSolve Incorporated...............  B-to-B e-Commerce         Series A                        2.9%
  281 Tresser Boulevard                                       Preferred Stock
  Two Stamford Plaza                                          Common Stock                    1.1%
  Stamford, CT 06901
JRI Industries, Inc. .............  Machinery Manufacturer    Warrants to Purchase            7.5%
  2958 East Division                                          Common Stock
  Springfield, MO 65803
Julius Koch USA, Inc. ............  Cord Manufacturer         Warrants to Purchase           45.0%
  387 Church Street                                           Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. .........  Nail Enamel               Warrants to Purchase           22.5%
  55 East 6th Street                Manufacturer              Common Stock
  Paterson, NJ 07524                                          Equity Interest in              5.0%
                                                              Affiliate Company

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Kirkland's, Inc. .................  Home Furnishing           Warrants to Purchase            5.0%
  P.O. Box 7222                     Retailer                  Common Stock
  Jackson, TN 38308-7222
Kyrus Corporation.................  Value-Added Reseller,     Warrants to Purchase            8.0%
  25 Westridge Market Place         Computer Systems          Common Stock
  Chandler, NC 28715
Liberty-Pittsburgh Systems,
  Inc. ...........................  Business Forms Printing   Common Stock                   21.2%
  265 Executive Drive
  Plainview, NY 11803
Love Funding Corporation..........  Mortgage Services         Series D Preferred Stock       26.0%
  1220 19th Street, NW, Suite 801
  Washington, DC 20036
Master Plan, Inc. ................  Healthcare Outsourcing    Common Stock                   15.6%
  21540 Plummer Street
  Chatsworth, CA 91311
Med Assets.com, Inc. .............  Healthcare Outsourcing    Series B Convertible            8.5%
  21540 Plummer Street                                        Preferred Stock
  Chatsworth, CA 91311                                        Warrants to Purchase            5.3%
                                                              Preferred Stock
Mid-Atlantic Venture Fund IV,
  L.P.............................  Private Equity Fund       Limited Partnership             9.7%
  128 Goodman Drive                                           Interest
  Bethlehem, PA 18015
Midview Associates, L.P. .........  Residential Land          Warrants to purchase           35.0%
  2 Eaton Street, Suite 1101        Development               partnership interests
  Hampton, VA 23669
Monitoring Solutions, Inc. .......  Air Emissions             Common Stock                   25.0%
  4303 South High School Road       Monitoring                Warrants to Purchase           50.0%
  Indianapolis, IN 46241                                      Common Stock
Morton Grove Pharmaceuticals,
  Inc.............................  Generic Drug              Redeemable Convertible         27.8%
  6451 West Main Street             Manufacturer              Preferred Stock
  Morton Grove, IL 60053
Morton Industrial Group...........  Friction Materials        Common Stock                    0.2%
  5305 Oakbrook Parkway             Manufacturer
  Norcross, GA 30093
MVL Group.........................  Market Research           Warrants to Purchase            8.0%
  1061 E. Indiantown Road           Service                   Common Stock
  Suite 300
  Jupiter, FL 33477
NET-Tel Communications, Inc. .....  Integrated                Series B Convertible            2.5%
  1023 31st Street, N.W.            Communications            Preferred Stock
  Washington, DC 20007              Provider                  Series C Convertible            6.0%
                                                              Preferred Stock
                                                              Warrants to Purchase            1.8%
                                                              Common Stock
Nobel Learning Communities,
  Inc. ...........................  Educational Services      Series D Convertible          100.0%
  1400 N. Providence Road,                                    Preferred Stock
  Suite 3055                                                  Warrants to Purchase           13.1%
  Media, PA 19063                                             Common Stock
North American Archery, LLC
  (formerly Golden Eagle/
  Satellite Archery, LLC).........  Sporting Equipment        Convertible Debentures         26.9%
  1733 Gunn Highway                 Manufacturer
  Odessa, FL 33556
Nursefinders, Inc. ...............  Home Healthcare           Warrants to Purchase            3.4%
  1200 Copeland Road, Suite 200     Providers                 Common Stock
  Arlington, TX 76011
Opinion Research Corporation......  Corporate Marketing       Warrants to Purchase            8.0%
  P.O. Box 183                      Research Firm             Common Stock
  Princeton, NJ 08542

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Oriental Trading Company..........  Direct Marketer           Redeemable Preferred            1.7%
  108th Street, 4206 South          of Toys                   Stock
  Omaha, Nebraska 68137                                       Class A Common Stock            1.7%
                                                              Warrants to Purchase            1.4%
                                                              Common Stock
Outsource Partners, Inc. .........  Outsourced Facility       Warrants to Purchase            4.0%
  200 Mansell Court East            Services Provider         Common Stock
  Suite 500                                                   Warrants to Purchase            4.0%
  Roswell, GA 30076                                           Preferred Stock
Packaging Advantage Corporation...  Personal Care,            Common Stock                    9.9%
  4633 Downey Road                  Household and             Warrants to Purchase            5.5%
  Los Angeles, CA 90058             Disinfectant Product      Common Stock
                                    Packager
Panera Bread Company .............  Restaurant Chain          Common Stock                    0.2%
  19 Fid Kennedy Avenue
  Boston, MA 02210
PF.Net Communications, Inc. ......  Fiber Optic Network       Warrants to Purchase            0.6%
  677 Washington Blvd.                                        Common Stock
  Stamford, CT 06912
Physician Specialty Corporation...  Physician Management      Redeemable Preferred            3.1%
  1150 Lake Hearn Drive             Services Provider         Stock
  Atlanta, GA 30342                                           Convertible Preferred           3.0%
                                                              Stock
                                                              Warrants to Purchase            1.9%
                                                              Common Stock
Pico Products, Inc. ..............  Satellite/Television      Common Stock                    5.0%
  12500 Foothill Boulevard          Component                 Warrants to Purchase           15.0%
  Lakeview Terr., CA 91342          Manufacturer              Common Stock
Polaris Pool Systems, Inc. .......  Pool Cleaner              Warrants to Purchase            2.1%
  P.O. Box 1149                     Manufacturer              Common Stock
  San Marcos, CA 92079-1149
Progressive International
  Corporation ....................  Retail Kitchenware        Common Stock                    0.0%
  6111 S. 228th Street                                        Redeemable Preferred           12.5%
  P.O. Box 97045                                              Stock
  Kent, WA 98064                                              Warrants to Purchase            6.2%
                                                              Common Stock
Schwinn/GT........................  Bicycle Manufacturer/     Warrants to Purchase            0.7%
  1690 38th Street                  Distributor               Common Stock
  Boulder, CO 80301
Seasonal Expressions, Inc.........  Decorative Ribbon         Series A Preferred Stock      100.0%
  230 5th Avenue, Suite 1007        Manufacturer
  New York, NY 10001
Soff-Cut Holdings, Inc............  Concrete Sawing           Common Stock                    2.7%
  1112 Olympic Drive                Equipment Manufacturer    Series A Preferred Stock        4.0%
  Corona, CA 91719                                            Warrants to Purchase            6.7%
                                                              Common Stock
Spa Lending Corporation...........  Health Spas               Series A Preferred Stock      100.0%
  1919 Pennsylvania Avenue, N.W.                              Series B Preferred Stock       68.4%
  Washington, DC 20006                                        Series C Preferred Stock       46.3%
                                                              Common Stock                   62.1%
Startec Communications, Inc. .....  Integrated                Warrants to                     0.9%
  10411 Motor City Drive            Communications            Purchase Common Stock
  Bethesda, MD 20852                Service Provider
Sure-Tel, Inc. ...................  Telephone Services        Series A Convertible           41.7%
  5 North McCormick                 Company                   Redeemable Preferred
  Oklahoma City, OK 73127                                     Stock
                                                              Warrants to Purchase            9.6%
                                                              Common Stock

                                                                                          PERCENTAGE
         NAME AND ADDRESS                NATURE OF ITS          TITLE OF SECURITIES        OF CLASS
       OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS        HELD BY THE COMPANY         HELD(1)
       --------------------           ------------------        -------------------      -------------
Total Foam, Inc. .................  Packaging Systems         Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Tubbs Snowshoe Company, LLC. .....  Snowshoe Manufacturer     Warrants to Purchase            7.7%
  52 River Road                                               Common Units
  Stowe, VT 05672                                             Common Units of                10.9%
                                                              Affiliate Company
United Pet Group, Inc. ...........  Manufacturer of Pet       Warrants to Purchase            0.8%
  125 High Street                   Supply Products           Common Stock
  Boston, MA 02110
Venturehouse Group LLC............  Private Equity Fund       Common Equity Interest          1.5%
  1780 Tysons Blvd., Suite 400
  McLean, VA 22102
Walker Investment Fund, II,
  L.P.............................  Private Equity Fund       Limited Partnership             5.1%
  3060 Washington Road                                        Interest
  Suite 200
  Glenwood, MD 21738
Warn Industries...................  Sport Utility             Warrants to Purchase            6.0%
                                    Accessories
  12900 S.E. Capps Rd.              Manufacturer              Common Stock
  Clackamas, OR 97015
Williams Brothers Lumber
  Company.........................  Builders' Supplies        Warrants to Purchase           14.1%
  3165 Pleasant Hill Road                                     Common Stock
  Duluth, GA 30136
Wilmar Industries, Inc. ..........  Repair and Maintenance    Warrants to Purchase            3.0%
  303 Harper Drive                  Product Distributor       Common Stock
  Moorestown, NJ 08057
Wilshire Restaurant, Inc. ........  Restaurant Chain          Warrants to Purchase            3.0%
  1100 Town & Country Road                                    Common Stock
  Suite 1300
  Orange, CA 92868-4654
Woodstream Corporation............  Pest Control              Equity Interest                13.8%
  69 North Locust Street            Manufacturer              Warrants to Purchase            7.2%
  Lititz, PA 17543                                            Common Stock
Wyo-Tech Acquisition
  Corporation.....................  Vocational School         Common Stock                   99.0%
  4373 N. 3rd Street                                          Preferred Stock               100.0%
  Laramie, WY 82072

---------------
(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

                          DETERMINATION OF NET ASSET VALUE

     We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common stock outstanding.

     Portfolio assets are carried at fair value as determined by the board of directors under our valuation policy. As a general rule, we do not value the Company's loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The Board of Directors supervises the management of our Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. All of the Company's directors also serve as directors of its subsidiaries.

     Our investment decisions in each business area are made by investment committees comprised of the Company's most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

     The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     The Company's Board of Directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

DIRECTORS

     Information regarding the board of directors is as follows:

                                                                DIRECTOR   EXPIRATION
NAME                           AGE   POSITION                   SINCE(1)    OF TERM
----                           ---   --------                   --------   ----------
William L. Walton*...........  50    Chairman, Chief Executive
                                     Officer and President        1986        2001
George C. Williams, Jr.*.....  74    Chairman Emeritus            1964        2001
Brooks H. Browne.............  50    Director                     1990        2001
John D. Firestone............  56    Director                     1993        2002
Anthony T. Garcia............  43    Director                     1991        2002
Lawrence I. Hebert...........  53    Director                     1989        2002
John I. Leahy................  69    Director                     1994        2003
Robert E. Long...............  69    Director                     1972        2001
Warren K. Montouri...........  70    Director                     1986        2003
Guy T. Steuart II............  69    Director                     1984        2003
T. Murray Toomey, Esq........  76    Director                     1959        2003
Laura W. van Roijen..........  48    Director                     1992        2002

---------------
 *  Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the predecessor companies.

EXECUTIVE OFFICERS

     Information regarding the Company's executive officers is as follows:

            NAME               AGE   POSITION
            ----               ---   --------
William L. Walton............  50    Chairman, Chief Executive Officer and President
Joan M. Sweeney..............  40    Managing Director and Chief Operating Officer
Scott S. Binder..............  45    Managing Director
Samuel B. Guren..............  53    Managing Director
Philip A. McNeill............  40    Managing Director
John M. Scheurer.............  48    Managing Director
Thomas H. Westbrook..........  37    Managing Director
G. Cabell Williams, III .....  46    Managing Director
Penni F. Roll................  34    Principal and Chief Financial Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. Mr. Walton was President of Allied Capital Corporation II from 1996 to 1997. Mr. Walton is a director of Nobel Learning Communities, Inc. (a portfolio company) and Riggs National Corporation. Mr. Walton was co-founder and CEO of Success Lab, Inc. (children's educational services) from 1993 to 1996, and founder and CEO of Language Odyssey (educational publishing and services) from 1992 to 1996. Mr. Walton was Managing Director of Butler Capital Corporation from 1987 to 1991.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa
Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Business Mortgage Investors, Inc., Security Storage Company of Washington, DC, Bryn Mawr Bank Corporation and the National Organization on Disability. Mr. Firestone is an Advisory Board member of GeoPortals.com.

     Anthony T. Garcia has been General Manager of Breen Capital Group (investor in tax liens) since 1997. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert has been a director of Riggs National Corporation since 1988. He also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and Allnewsco, Inc.) and the Chairman and Chief Executive Officer of Allbritton Communications Company (owner of television stations). Mr. Hebert is a director of Allnewsco, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), and a trustee of The Allbritton Foundation. Mr. Hebert was Vice President of University Bancshares, Inc. (a Texas bank holding company) from 1975 to 1997.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., The Wills Group and Chairman of Gallagher Fluid Seals, Inc. Mr. Leahy is a trustee of St. Mary's Seminary & University and Trustee Emeritus of Loyola College Sellinger School of Business.

     Robert E. Long is the Managing Director of Goodwyn, Long & Black Investment Management, Inc. and has been the Chairman and Chief Executive Officer of Emerald City Radio Partners, LLC since 1997. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. from 1995 to 1998, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin

National Bank) since 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a trustee of The Catholic University of America.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Joan M. Sweeney, Managing Director and Chief Operating Officer, has been employed by the Company since 1993. Ms. Sweeney oversees all company operations and is responsible for strategic planning, financial management, information technology, marketing, investor relations, and all regulatory compliance. Ms. Sweeney also has direct responsibility for the Company's small business lending operations through Allied Capital Express. Prior to joining the Company, Ms. Sweeney spent ten years of her career consulting with private and small public companies at both Ernst & Young and Coopers & Lybrand. Ms. Sweeney was a member of the SEC Division of Enforcement in the late 1980s.

     Scott S. Binder, Managing Director, has worked with the Company since 1991 and is responsible for the Company's telecommunications and new media investments within the private finance group. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group, which owned and operated cable television systems and radio stations. He also has worked in the specialty finance and leasing industry.

     Samuel B. Guren, Managing Director, joined the Company in 1999. He joined the Company to develop the Company's private equity investment business. Mr. Guren has more than 26 years of venture capital investing experience. Prior to joining the Company, Mr. Guren was the Senior Managing Partner at Baird Capital. He also served as a Senior Managing Partner at William Blair Venture Partners for 15 years.

     Philip A. McNeill, Managing Director, has been employed by the Company since 1993 and is responsible for co-managing the Company's private finance group. Before joining the Company, he served as a vice president of M&T Capital Corporation. Prior to entering the private finance industry, he was founding director of Western Oklahoma National Bank, and structured and managed numerous privately negotiated investments.

     John M. Scheurer, Managing Director, has been employed by the Company since 1991 and manages the Company's real estate finance group. He has more than 22 years of experience in commercial finance and real estate lending and management. Prior to joining the Company, Mr. Scheurer worked in various capacities with Capital Recovery Advisors,

Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter & Associates, a major leasing and consulting real estate firm in the Washington, DC area.

     Thomas H. Westbrook, Managing Director, has been with the Company since 1991 and is responsible for the Company's business services investments within the private finance group. Prior to joining the Company, Mr. Westbrook worked with North Carolina Enterprise Fund and was a lending officer in NationsBank's corporate lending unit. He is the former president of the southern RASBIC and has served on the NASBIC Board of Governors.

     G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981 and is responsible for co-managing the operations of the Company's private finance group. He has over 19 years of private finance experience, and has structured numerous types of private debt and equity finance transactions. Mr. Williams has served in many capacities during his tenure with the Company.

     Penni F. Roll, Principal and Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company's financial management and reporting, accounting, loan servicing, special servicing, portfolio monitoring and regulatory compliance activities. Prior to joining the Company, she spent seven years in the financial services practice at KPMG Peat Marwick, including serving as a Manager from 1993 to 1995.

EMPLOYMENT AGREEMENTS

     During the first half of 2000, the Company engaged independent compensation consulting firms to assist in comparing the compensation programs of Allied Capital with those of companies that compete with Allied Capital for talent. The consultants specifically studied the private equity industry, the commercial finance industry, and other market participants. The market data indicated that the compensation packages for the Company's most senior executives needed to be more competitive, in order for the Company to ensure the retention of its key executives.

     The Company's status as a BDC specifically limits the types of compensation that may be paid to employees in the form of cash and at-the-market stock options. The BDC rules prohibit, among other things, the use of restricted stock as compensation. In addition, while the Company provides at-the-market stock options as a significant portion of compensation, unexercised options do not accrue dividends, and as a result, participants in the Company's stock option plan are unable to receive a significant portion of the total return attributed to a share of the Company's common stock on unexercised options. During 1999, approximately 66% of the total return generated from an investment in the Company's common stock was derived from dividends paid during the year.

     As a result, during the second quarter of 2000, the Company entered into employment agreements with nine senior executives of the Company, including William L. Walton, the Company's Chairman and CEO, Joan M. Sweeney, Managing Director and Chief Operating Officer, and G. Cabell Williams III, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive's compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

     The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Williams was $405,000, $256,500, and $256,500, respectively. The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive's performance in accordance with performance criteria to be determined by the Board in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company's Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including split dollar life insurance.

     In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; Mr. Williams will be eligible for $2,115,000, or $705,000 per year.

     Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days' notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive's departure for a period of two years.

     If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Williams. Severance pay shall include the continuation of the employee's base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

     If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or the Company, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Williams, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the IRC code.

     The other six employment agreements carry terms substantially similar to those of Mr. Williams' agreement, as described herein.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company's stock option plan (the "Stock Option Plan") is intended to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company's performance. The Stock Option Plan was approved by shareholders at the Special Meeting of Shareholders on November 26, 1997. On May 9, 2000, the Company's stockholders amended the Stock Option Plan to increase the authorized shares under the plan to 12,350,000 shares as well as make certain other administrative changes.

     The Committee's principal objective in awarding stock options to the eligible officers of the Company is to align each optionee's interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of the Company's stock and the value delivered to stockholders.

     Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if the Company's stock price increases. The Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient's current stock holdings, years of service, position with the Company and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

     For the six months ended, June 30, 2000, a total of 3,832,112 options were granted, including grants made by the Company's compensation committee to certain officers and automatic grants to non-officer directors of the Company. For the year ended December 31, 1999, 1,287,736 options were granted. These options generally vest over a five-year period except that grants to non-officer directors vest immediately. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers and non-officer directors.

     On September 8, 1999, the Company received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

     The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

FORMULA AWARD AND CUT-OFF AWARD

     FORMULA AWARD. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company's 1997 merger, and would balance share ownership among key officers. Assuming all officers meet the vesting requirement, the Company would accrue the Formula Award in equal amounts of approximately $6.4 million, over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000, and will vest automatically in the event of a change of control of the Company. The Formula Award expense for the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $2.9 million and $6.2 million, respectively. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount is forfeited to the Company. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market. See "Deferred Compensation Plan." The amount of the Formula Awards received by certain executive officers in 1999 is provided in the SAI.

     On January 3, 2000, the trust that holds the deferred compensation plan distributed shares of the Company's common stock with a value of $4,274,000 representing the portion of the Formula Award that vested on December 31, 1999. These shares are held in restricted accounts at a brokerage firm.

     CUT-OFF AWARD. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and was equal to the difference between the market price of the shares of stock underlying the canceled options under the old plans of the predecessor companies at August 14, 1997, less the exercise prices of the options. The Cut-Off Award is payable for each canceled option as the canceled option would have vested, and vests automatically in the event of a change of control. The Cut-Off Award is payable only if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $0.5 million and $0.6 million, respectively. The amount of the Cut-Off Award received by certain executive officers in 1999 is provided in the SAI.

EMPLOYEE STOCK OWNERSHIP PLAN AND 401(K) PLAN

     Until December 31, 1999, the Company maintained an Employee Stock Ownership Plan (the "ESOP"). All eligible employees (i.e., employees with one (1) year of service who are at least 21 years of age) of the Company were eligible participants in the ESOP. Pursuant to this qualified plan, during 1999 the Company contributed 5% of each eligible participant's total cash compensation for the year (up to $160,000) to a plan account on the participant's behalf, which fully vests over a two-year period. The contribution with respect to compensation in excess of $160,000 was made to the deferred compensation plan. The ESOP used substantially all of these cash contributions to purchase shares of the Company. At December 31, 1999, the ESOP held 0.4% of the outstanding shares of the Company, and all of these shares had been allocated to participants' plan accounts. On December 31, 1999 the ESOP was terminated.

     In October 1999, the Company established a 401(k) plan (the "401(k) Plan"), to replace the existing ESOP. All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $10,500, and to direct the investment of these contributions. The 401(k) Plan allows eligible participants to invest in shares of the Company's common stock among other investment options. In addition, beginning in 2000, the Company will contribute to each eligible participant (i.e., employees with one (1) year of service), 5% of each participant's total cash compensation for the year, up to $170,000, to each participant's plan account on the participant's behalf, which fully vests at the time of contribution. The contribution with respect to compensation in excess of $170,000 is made to the Deferred Compensation Plan.

     Generally, participants, including the executive officers, transferred the balance of their ESOP account, including shares of the Company, into the 401(k) Plan on March 16, 2000. On June 30, 2000, the 401(k) Plan held less than 0.04% of the outstanding shares of the Company.

DEFERRED COMPENSATION PLAN

     The Company maintains a deferred compensation plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan is a funded plan that provides for the deferral of compensation by employees and consultants of the Company. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as designated by the board of directors. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash contributions. The Deferred Compensation Plan holds the unvested shares of the Company's common stock purchased in connection with the Formula Award.

                                   TAX STATUS

     The following discussion is a general summary of the material United States federal income tax considerations applicable to the Company and to an investment in the common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the common stock.

     This summary is intended to apply to investments in common stock and assumes that investors hold the common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Company invested in tax-exempt securities or certain other investment assets.

     This summary does not discuss the consequences of investments in preferred stock or debt securities of the Company. The tax consequences of an offering of preferred stock or debt securities of the Company will be discussed in a prospectus supplement relating to or for such offering.

     Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders ("Non-U.S. Stockholders") from an investment in the common stock. (A "U.S. Stockholder" generally is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or

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

other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in the common stock.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" under Subchapter M of the Code. If the Company (i) qualifies as a RIC and (ii) distributes to stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the "90% Distribution Requirement") each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as "deemed distributed") to stockholders. In addition, if the Company distributes in a timely manner the sum of (i) 98% of its ordinary income for each calendar year,
(ii) 98% of its capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, the Company will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs (the "Excise Tax Avoidance Requirements"). The Company generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings. The Company will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the stockholders.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses (the "Diversification Tests"). The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the Diversification Tests.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in the Company's investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order

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

to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though the Company has not received any cash representing such income.

     Although it does not currently intend to do so, if the Company were to invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in the Company recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Company could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if the Company were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Company, defer losses to the Company, cause adjustments in the holding periods of the Company's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect the Company's investment company taxable income or net capital gain for a taxable year and thus affect the amounts that the Company would be required to distribute to its stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Test. If the Company disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, the Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

     The remainder of this Summary assumes that the Company qualifies as a RIC and satisfies the 90% Distribution Requirement.

TAXATION OF STOCKHOLDERS

     Distributions of the Company generally are taxable to stockholders as ordinary income or capital gains. Distributions of the Company's investment company taxable income will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of the Company's net capital gains properly designated by the Company as "capital gain dividends" will be taxable to a stockholder as long-term capital gains regardless of the stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of the Company's earnings and profits first will reduce a stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Company's option, the Company may elect to retain some or all of its net capital gains for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Company will pay tax on the retained amount for the benefit of its stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since the Company expects to pay tax on any retained net capital gains at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option, it must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

     You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However,any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of the Company's common stock are purchased (under the Company's DRIP or otherwise) within 30 days before or after the disposition.

     In general, non-corporate stockholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

     The Company will send to each of its stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from the Company. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

     The Company may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (i) any stockholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder's country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

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

                         CERTAIN GOVERNMENT REGULATIONS

     We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

     BUSINESS DEVELOPMENT COMPANY ("BDC"). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing small businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

     As a BDC, we may not acquire any asset other than "Qualifying Assets" unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the "70% test"). The principal categories of Qualifying Assets relevant to our business are:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States,
         (b) is not an investment company other than an SBIC wholly owned by a BDC (our investments in Allied Investment, Allied SBLC and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

     (2) Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

     (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

     As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC or SBLC subsidiaries, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See "Risk Factors."

     We have adopted a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by the Company's personnel. See "Where You Can Find More Information."

     We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

     REGULATED INVESTMENT COMPANY ("RIC"). Our status as a RIC enables us to avoid the cost of federal and state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

     In order to qualify as a RIC, the Company must, among other things:

     (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

     (2) Diversify its holdings so that

        (a) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer, and

        (b) no more than 25% of the value of the Company's assets are invested in securities (other than U.S. government securities) of one issuer, or of two or more issuers that are controlled by the Company.

     (3) Distribute at least 90% of its "investment company taxable income" each tax year to its shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

     SBA REGULATIONS.  Allied Investment is an SBIC and Allied SBLC is an SBLC.

     SBIC REGULATIONS. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $105 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $70.7 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at June 30, 2000; as a result of the $105 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest cost of 8.3%.

     SBLC REGULATIONS. Allied SBLC is licensed to operate as an SBLC and is periodically examined and audited by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lenders Program. See SBA 7(a) Lending, above.

                           DIVIDEND REINVESTMENT PLAN

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if you own shares of common stock registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

     A shareholder's ability to participate in a DRIP plan may be limited according to how the shares of common stock are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares of common stock in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the Company's annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

     All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005. Their telephone number is 800-937-5449.

     Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the DRIP plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                           DESCRIPTION OF SECURITIES

     The authorized capital stock (the "Capital Stock") of the Company consists of 100,000,000 shares of common stock, $0.0001 par value per share.

     The Board of Directors may classify and reclassify any unissued shares of Capital Stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of Capital Stock.

     The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Amended and Restated Articles of Incorporation, as amended (the "Charter"). Reference is made to the Charter for a detailed description of the provisions summarized below.

COMMON STOCK

     At August 9, 2000, there were 75,770,441 shares of common stock outstanding and 12,259,535 shares of common stock reserved for issuance under the Amended Stock Option Plan. The following are the outstanding classes of securities of the Company as of August 9, 2000:

                                                                        (4)
                                                         (3)          AMOUNT
                                                     AMOUNT HELD    OUTSTANDING
                                           (2)       BY COMPANY    EXCLUSIVE OF
                            (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                       TITLE OF CLASS  AUTHORIZED     ACCOUNT*       UNDER(3)
                       --------------  -----------   -----------   -------------
Allied Capital
  Corporation........  Common Stock    100,000,000     259,983      75,510,458

-------------------------
* Represents shares of the Company held in a trust for the Deferred Compensation Plan. See "Management -- Compensation Plans."

     All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by the Board of Directors of the Company out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all assets of the Company that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

PREFERRED STOCK

     In addition to shares of common stock, the Charter authorizes the issuance of preferred stock ("Preferred Stock"). The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the Preferred Stock, together with all other senior securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more.

The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer Preferred Stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DEBT SECURITIES

     The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The charter provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The Board of Directors of the Company, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     BUSINESS COMBINATION STATUTE. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

     Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

     A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     CONTROL SHARE ACQUISITION STATUTE. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

     (1) one-fifth or more but not less than one-third;

     (2) one-third or more but less than a majority; or

     (3) a majority of all voting power.

     Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

     The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person:

     (1) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

     (2) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

     In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event:

     (1) there is a shareholder vote and the grant of voting rights is not approved; or

     (2) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition.

     Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment is an SBIC and Allied SBLC is an SBLC, and both are wholly owned subsidiaries of the Company. The SBA prohibits, without prior SBA approval, a

"change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC or SBLC, whether through ownership, contractual arrangements or otherwise.

                              PLAN OF DISTRIBUTION

     We may offer, from time to time, up to $310,500,000 of our Securities. In addition, we may offer up to 4,999,725 shares of common stock from time to time which were previously registered.

     We may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable prospectus supplement.

     The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of common stock, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value ("NAV") per share of our common stock at the time of the offering.

     In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

     Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the common stock is traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

                                 LEGAL MATTERS

     The legality of the Securities offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

                SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT
                                 AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as trustee with respect to assets of the Company held for securitization purposes. American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, and is included herein in reliance upon the authority of said firm as experts in giving said report.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-3
     Stock Option Awards....................................   B-3
     Formula Award and Cut-off Award........................   B-6
     Committees of the Board of Directors...................   B-6
Control Persons and Principal Holders of Securities.........   B-7
Investment Advisory Services................................   B-8
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-8
Brokerage Allocation and Other Practices....................   B-8

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- June 30, 2000 (unaudited) and
  December 31, 1999
  and 1998..................................................  F-1
Consolidated Statement of Operations -- For the Six Months
  ended June 30, 2000 and 1999 (unaudited) and for the Years
  Ended December 31, 1999, 1998 and 1997....................  F-2
Consolidated Statement of Changes in Net Assets -- For the
  Six Months Ended June 30, 2000 and 1999 (unaudited) and
  for the Years Ended December 31, 1999, 1998 and 1997......  F-3
Consolidated Statement of Cash Flows -- For the Six Months
  Ended June 30, 2000 and 1999 (unaudited) and for the Years
  Ended December 31, 1999, 1998 and 1997....................  F-4
Consolidated Statement of Investments -- June 30, 2000
  (unaudited) and December 31, 1999.........................  F-5
Notes to Consolidated Financial Statements..................  F-18
Report of Independent Public Accountants....................  F-41

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                                            DECEMBER 31,
                                                           JUNE 30,     ---------------------
                                                             2000          1999        1998
                                                          -----------   ----------   --------
     (IN THOUSANDS, EXCEPT NUMBER OF SHARE AMOUNTS)       (UNAUDITED)
                                      ASSETS
Portfolio at value:
      Private finance (cost: 2000-$860,436;
         1999-$639,171; 1998-$382,488)..................  $  871,587    $  647,040   $388,554
      Commercial real estate finance (cost:
         2000-$551,231; 1999-$522,022; 1998-$356,039)...     548,787       520,029    354,980
      Small business finance (cost: 2000-$68,750;
         1999-$61,708; 1998-$64,952)....................      67,879        61,428     63,585
                                                          ----------    ----------   --------
          Total portfolio at value......................   1,488,253     1,228,497    807,119
                                                          ----------    ----------   --------
Cash and cash equivalents...............................      28,724        18,155     25,075
Other assets............................................      55,417        43,386     23,885
                                                          ----------    ----------   --------
          Total assets..................................  $1,572,394    $1,290,038   $856,079
                                                          ==========    ==========   ========
Liabilities:
      Notes payable and debentures......................  $  495,350    $  487,350   $233,350
      Revolving credit facilities.......................     231,000       105,500    101,000
      Accounts payable and other liabilities............      20,991        22,675     21,671
      Dividends and distributions payable...............          --            --      1,700
                                                          ----------    ----------   --------
          Total liabilities.............................     747,341       615,525    357,721
                                                          ----------    ----------   --------
Commitments and Contingencies
Preferred stock.........................................       7,000         7,000      7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 100,000,000
         shares authorized; 74,896,322 65,930,360 and
         56,729,502 issued and outstanding at June 30,
         2000, December 31, 1999 and 1998,
         respectively...................................           7             6          6
      Additional paid-in capital........................     844,390       699,149    526,824
      Common stock held in deferred compensation trust
         (259,983 shares, 516,779 shares and 810,456
         shares at June 30, 2000, December 31, 1999 and
         1998, respectively)............................      (2,791)       (6,218)   (13,190)
      Notes receivable from sale of common stock........     (27,976)      (29,461)   (23,735)
      Net unrealized appreciation on portfolio..........       6,574         4,517      2,380
      Distributions in excess of earnings...............      (2,151)         (480)      (927)
                                                          ----------    ----------   --------
          Total shareholders' equity....................     818,053       667,513    491,358
                                                          ----------    ----------   --------
          Total liabilities and shareholders' equity....  $1,572,394    $1,290,038   $856,079
                                                          ==========    ==========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                               FOR THE SIX
                                                              MONTHS ENDED            FOR THE YEARS ENDED
                                                                JUNE 30,                  DECEMBER 31,
                                                           -------------------   ------------------------------
                                                             2000       1999       1999       1998       1997
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)           --------   --------   --------   --------   --------
                                                               (UNAUDITED)
Interest and related portfolio income:
     Interest...........................................   $81,714    $52,842    $119,772   $ 79,921   $86,882
     Premiums from loan dispositions....................     7,843      4,332      14,284      5,949     7,277
     Post-Merger gain on securitization of commercial
       mortgage loans...................................        --         --          --     14,812        --
     Investment advisory fees and other income..........     4,305      3,690       7,084      6,056     3,246
                                                           -------    -------    --------   --------   -------
         Total interest and related portfolio income....    93,862     60,864     141,140    106,738    97,405
                                                           -------    -------    --------   --------   -------
Expenses:
     Interest...........................................    26,591     14,407      34,860     20,694    26,952
     Employee...........................................     9,760      7,111      16,136     11,829    10,258
     Administrative.....................................     6,835      5,276      12,350     11,921     8,970
     Merger.............................................        --         --          --         --     5,159
                                                           -------    -------    --------   --------   -------
         Total operating expenses.......................    43,186     26,794      63,346     44,444    51,339
                                                           -------    -------    --------   --------   -------
     Formula and cut-off awards                              3,403      3,621       6,753      7,049        --
                                                           -------    -------    --------   --------   -------
Portfolio income before net realized and unrealized
  gains.................................................    47,273     30,449      71,041     55,245    46,066
                                                           -------    -------    --------   --------   -------
Net realized and unrealized gains:
     Net realized gains.................................    15,041     11,562      25,391     22,541    10,704
     Net unrealized gains (losses)......................     2,057     (1,310)      2,138      1,079     7,209
                                                           -------    -------    --------   --------   -------
         Total net realized and unrealized gains........    17,098     10,252      27,529     23,620    17,913
                                                           -------    -------    --------   --------   -------
Income before minority interests and income taxes.......    64,371     40,701      98,570     78,865    63,979
                                                           -------    -------    --------   --------   -------
Minority interests......................................        --         --          --         --     1,231
Income tax expense......................................        --         --          --        787     1,444
                                                           -------    -------    --------   --------   -------
Net increase in net assets resulting from operations....   $64,371    $40,701    $ 98,570   $ 78,078   $61,304
                                                           =======    =======    ========   ========   =======
Basic earnings per common share.........................   $   .94    $   .70    $   1.64   $   1.50   $  1.24
                                                           =======    =======    ========   ========   =======
Diluted earnings per common share.......................   $   .94    $   .70    $   1.64   $   1.50   $  1.24
                                                           =======    =======    ========   ========   =======
Weighted average common shares outstanding -- basic.....    68,128     57,758      59,877     51,941    49,218
                                                           =======    =======    ========   ========   =======
Weighted average common shares outstanding -- diluted...    68,175     57,831      60,044     51,974    49,251
                                                           =======    =======    ========   ========   =======

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE SIX MONTHS
                                             ENDED JUNE 30,      FOR THE YEARS ENDED DECEMBER 31,
                                           -------------------   ---------------------------------
                                             2000       1999       1999        1998        1997
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   --------   --------   ---------   ---------   ---------
                                               (UNAUDITED)
Operations:
     Portfolio income before realized and
       unrealized gains..................  $ 47,273   $ 30,449   $ 71,041    $ 55,245    $ 46,066
     Net realized gains..................    15,041     11,562     25,391      22,541      10,704
     Net unrealized gains (losses).......     2,057     (1,310)     2,138       1,079       7,209
     Minority interests and income tax
       expense...........................        --         --         --        (787)     (2,675)
                                           --------   --------   --------    --------    --------
          Net increase in net assets
             resulting from operations...    64,371     40,701     98,570      78,078      61,304
                                           --------   --------   --------    --------    --------
Shareholder distributions:
     Common stock dividends..............   (63,866)   (47,030)   (97,941)    (75,087)    (85,678)
     Preferred stock dividends...........      (110)      (110)      (230)       (230)       (220)
                                           --------   --------   --------    --------    --------
          Net decrease in net assets
             resulting from shareholder
             distributions...............   (63,976)   (47,140)   (98,171)    (75,317)    (85,898)
                                           --------   --------   --------    --------    --------
Capital share transactions:
     Sale of common stock................   141,954     54,729    164,269      69,675          --
     Net decrease (increase) in notes
       receivable from sale of common
       stock.............................     1,485        201     (5,725)      5,576     (14,120)
     Issuance of common stock upon the
       exercise of stock options.........     1,431         15      5,920         221      28,426
     Issuance of common stock in lieu of
       cash distributions................     2,420      2,379      4,610       6,184      26,612
     Net decrease (increase) in common
       stock held in deferred
       compensation trust................     3,427      5,869      6,972     (13,190)         --
     Other...............................      (572)       (80)      (290)         71       1,602
                                           --------   --------   --------    --------    --------
          Net increase in net assets
             resulting from capital share
             transactions................   150,145     63,113    175,756      68,537      42,520
                                           --------   --------   --------    --------    --------
          Total increase in net assets...  $150,540   $ 56,674   $176,155    $ 71,298    $ 17,926
                                           ========   ========   ========    ========    ========
Net assets at beginning of period........  $667,513   $485,117   $491,358    $420,060    $402,134
                                           --------   --------   --------    --------    --------
Net assets at end of period..............  $818,053   $541,791   $667,513    $491,358    $420,060
                                           --------   --------   --------    --------    --------
Net asset value per common share.........  $  10.96   $   9.11   $  10.20    $   8.79    $   8.07
                                           --------   --------   --------    --------    --------
Common shares outstanding at end of
  period.................................    74,636     59,442     65,414      55,919      52,047
                                           ========   ========   ========    ========    ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                            FOR THE SIX MONTHS
                                              ENDED JUNE 30,       FOR THE YEARS ENDED DECEMBER 31,
                                           ---------------------   ---------------------------------
                                             2000        1999        1999        1998        1997
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   ---------   ---------   ---------   ---------   ---------
                                                (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting
    from operations......................  $  64,371   $  40,701   $  98,570   $  78,078   $  61,304
  Adjustments
    Net unrealized (gains) losses........     (2,057)      1,310      (2,138)     (1,079)     (7,209)
    Post-Merger gain on securitization of
       commercial mortgages..............         --          --          --     (14,812)         --
    Depreciation and amortization........        423         399         788         702         450
    Amortization of loan discounts and
       fees..............................     (6,211)     (4,434)    (10,674)     (6,032)    (10,804)
    Deferred income taxes................         --          --          --          --       1,087
    Minority interests...................         --          --          --          --       1,231
    Changes in other assets and
       liabilities.......................     (9,484)    (14,137)     (8,712)     11,998      12,881
                                           ---------   ---------   ---------   ---------   ---------
       Net cash provided by operating
         activities......................     47,042      23,839      77,834      68,855      58,940
                                           ---------   ---------   ---------   ---------   ---------
Cash flows from investing activities:
  Portfolio investments..................   (431,600)   (342,485)   (751,871)   (524,530)   (364,942)
  Repayments of investment principal.....     58,833      71,910     145,706     138,081     233,005
  Proceeds from loan sales...............    117,092      68,018     198,368      81,013      53,912
  Proceeds from securitization of
    commercial mortgages.................         --          --          --     223,401          --
  Net redemption (purchase) of U.S.
    government securities................         --          --          --      11,091     (10,301)
  Collections of notes receivable from
    sale of common stock.................      2,567         201         195       5,591       6,534
  Other investing activities.............      3,280      (2,926)     (1,754)     (2,539)       (182)
                                           ---------   ---------   ---------   ---------   ---------
       Net cash used in investing
         activities......................   (249,828)   (205,282)   (409,356)    (67,892)    (81,974)
                                           ---------   ---------   ---------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock...................    141,954      54,729     164,269      69,896       8,615
  Purchase of common stock by deferred
    compensation trust...................         --          --          --     (19,431)         --
  Common dividends and distributions
    paid.................................    (61,446)    (46,418)    (95,031)    (69,536)    (58,194)
  Special undistributed earnings
    distribution paid....................         --          --          --      (8,848)         --
  Preferred stock dividends paid.........       (110)       (110)       (230)       (450)       (220)
  Net borrowings under (payments on)
    notes payable and debentures.........      8,000     148,662     254,000     (69,471)     78,923
  Net borrowings under (payments on)
    revolving lines of credit............    125,500      25,000       4,500      56,158      (6,257)
  Other financing activities.............       (543)         --      (2,906)     (4,643)     (1,237)
                                           ---------   ---------   ---------   ---------   ---------
       Net cash provided by (used in)
         financing activities............    213,355     181,863     324,602     (46,325)     21,630
                                           ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in cash and cash
  equivalents............................  $  10,569   $     420   $  (6,920)  $ (45,362)  $  (1,404)
                                           ---------   ---------   ---------   ---------   ---------
Cash and cash equivalents at beginning of
  period.................................  $  18,155   $  25,075   $  25,075   $  70,437   $  71,841
                                           ---------   ---------   ---------   ---------   ---------
Cash and cash equivalents at end of
  period.................................  $  28,724   $  25,495   $  18,155   $  25,075   $  70,437
                                           =========   =========   =========   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
ACE Products, Inc.                       Loans                                          $ 13,825   $ 13,825
-----------------------------------------------------------------------------------------------------------
Acme Paging, L.P.                        Debt Securities                                   6,811      6,811
                                         Limited Partnership Interest                      1,456        806
-----------------------------------------------------------------------------------------------------------
Allied Office Products                   Debt Securities                                   9,327      9,327
                                         Warrants                                            629        629
-----------------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.          Warrants                                            125        125
-----------------------------------------------------------------------------------------------------------
ASW Holding Corporation                  Warrants                                             25         25
-----------------------------------------------------------------------------------------------------------
Aurora Communications, LLC               Loans                                            14,073     14,073
                                         Equity Interest                                   1,500      3,347
-----------------------------------------------------------------------------------------------------------
Avborne, Inc.                            Debt Securities                                  12,198     12,198
                                         Warrants                                          1,180      1,180
-----------------------------------------------------------------------------------------------------------
Bakery Chef, Inc.                        Loans                                            15,364     15,364
-----------------------------------------------------------------------------------------------------------
CampGroup, LLC                           Debt Securities                                   2,507      2,507
                                         Warrants                                            220        220
-----------------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)             Preferred Stock (3,250 shares)                    3,250      3,250
-----------------------------------------------------------------------------------------------------------
CTT Holdings                             Loan                                              1,149      1,149
-----------------------------------------------------------------------------------------------------------
Celebrities, Inc.                        Loan                                                293        293
                                         Warrants                                             12        212
-----------------------------------------------------------------------------------------------------------
Chickasaw Holding Company                Loan                                              5,000      5,000
-----------------------------------------------------------------------------------------------------------
Component Hardware Group                 Debt Securities                                  10,075     10,075
                                         Class A Preferred Stock (18,000 shares)           1,800      1,800
                                         Common Stock (2,000 shares)                         200        200
-----------------------------------------------------------------------------------------------------------
Convenience Corporation of America       Debt Securities                                   8,355      2,738
                                         Series A Preferred Stock (31,521 shares)            334         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.           Debt Securities                                   3,424      3,424
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC                   Loan                                              6,939      6,939
                                         Debt Securities                                   4,948      4,948
                                         Warrants                                             --         --
                                         Options                                              --         --
-----------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing                   Debt Securities                                   5,832      5,832
  Resources, LLC                         Options                                              87         87
-----------------------------------------------------------------------------------------------------------
Coverall North America                   Loan                                              9,303      9,303
                                         Debt Securities                                   4,962      4,962
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.               Hungarian Quotas (9.2%)                             700         --
-----------------------------------------------------------------------------------------------------------
CyberRep.com                             Debt Securities                                   3,751      3,751
                                         Warrants                                            360      1,010
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
DeVlieg-Bullard, Inc. (1)                Warrants                                       $    350   $      3
-----------------------------------------------------------------------------------------------------------
Directory Investment Corporation         Common Stock (470 shares)                             7          6
-----------------------------------------------------------------------------------------------------------
Directory Lending Corporation            Series A Common Stock (34 shares)                    --         --
                                         Series B Common Stock (6 shares)                      8         --
                                         Series C Common Stock (10 shares)                    22         --
-----------------------------------------------------------------------------------------------------------
Drilltec Patents & Technologies          Loan                                             10,918      8,762
  Company, Inc.                          Debt Securities                                   1,500      1,500
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
eCentury Capital Partners, L.P.          Limited Partnership Interest                      1,287      1,287
-----------------------------------------------------------------------------------------------------------
EDM Consulting, LLC                      Debt Securities                                   1,875        343
                                         Common Stock (100 shares)                           250         --
-----------------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.           Loans                                               306        306
-----------------------------------------------------------------------------------------------------------
Eparfin S.A.                             Loan                                                 29         29
-----------------------------------------------------------------------------------------------------------
Esquire Communications Ltd. (1)          Warrants                                              6         --
-----------------------------------------------------------------------------------------------------------
E-Talk Corporation                       Debt Securities                                   8,733      8,733
                                         Warrants                                          1,157      1,157
-----------------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery, Inc.           Series A Preferred Stock (500 shares)               500        500
                                         Common Stock (2,500 shares)                          --         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Executive Greetings, Inc.                Debt Securities                                  15,852     15,852
                                         Warrants                                            360        360
-----------------------------------------------------------------------------------------------------------
Fairchild Industrial Products Company    Debt Securities                                   5,781      5,781
                                         Warrants                                            280      3,628
-----------------------------------------------------------------------------------------------------------
FTI Consulting, Inc. (1)                 Debt Securities                                  14,859     14,859
                                         Warrants                                            970      2,554
-----------------------------------------------------------------------------------------------------------
Galaxy American                          Debt Securities                                  31,865     31,865
  Communications, LLC                    Options                                             500      1,250
-----------------------------------------------------------------------------------------------------------
Garden Ridge Corporation                 Debt Securities                                  26,537     26,537
                                         Preferred Stock (1,130 shares)                    1,130      1,130
                                         Common Stock (471 shares)                           613        613
-----------------------------------------------------------------------------------------------------------
Genoa Mine Acquisition Corporation       Loan                                                110        110
-----------------------------------------------------------------------------------------------------------
Genesis Worldwide, Inc. (1)              Loan                                              1,328      1,328
                                         Common Stock (41,644 shares)                        214         --
-----------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation                Debt Securities                                  16,087     16,087
                                         Warrants                                            525      1,000
-----------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.                  Loans                                             5,000      5,000
                                         Convertible Debentures                              500        500
                                         Warrants                                             --        154
-----------------------------------------------------------------------------------------------------------
Global Communications, LLC               Loans                                             2,781      2,781
                                         Debt Securities                                   1,815      1,815
                                         Equity Interest                                   6,867      6,867
                                         Options                                           1,639      1,639
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
Grant Broadcasting Systems II            Debt Securities                                $  5,200   $  5,200
                                         Warrants                                             87      5,226
-----------------------------------------------------------------------------------------------------------
Grant Television, Inc.                   Debt Securities                                   9,188      9,188
                                         Warrants                                             --      2,500
-----------------------------------------------------------------------------------------------------------
HealthASPex, Inc.                        Series A Convertible Preferred Stock
                                         (189,568 shares)                                    640        640
                                         Series A Preferred Stock
                                         (225,112 shares)                                    760        760
                                         Common Stock (1,036,700 shares)                      --         --
-----------------------------------------------------------------------------------------------------------
HMT, Inc.                                Debt Securities                                   9,952      9,952
                                         Common Stock (300,000 shares)                     3,000      3,000
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Hotelevision, Inc.                       Preferred Stock (310,000 shares)                    310        310
-----------------------------------------------------------------------------------------------------------
Icon International, Inc.                 Series A Preferred Stock (13,720 shares)          1,334      1,334
                                         Series B Preferred Stock (11,987 shares)          1,166      1,166
-----------------------------------------------------------------------------------------------------------
Impact Innovations Group                 Debt Securities                                   6,263      6,263
                                         Warrants                                          1,674      1,674
-----------------------------------------------------------------------------------------------------------
Intellirisk Management Corporation       Loans                                             9,950      9,950
-----------------------------------------------------------------------------------------------------------
iSolve Incorporated                      Series A Preferred Stock (14,853 shares)            874        874
                                         Common Stock (13,306 shares)                         14         14
-----------------------------------------------------------------------------------------------------------
International Filler Corporation         Debt Securities                                  14,587     14,587
                                         Common Stock                                      3,000      3,000
                                         Warrants                                            420        420
-----------------------------------------------------------------------------------------------------------
Jakel, Inc.                              Loan                                             18,660     18,660
-----------------------------------------------------------------------------------------------------------
JRI Industries, Inc.                     Debt Securities                                   1,943      1,943
                                         Warrants                                             74         74
-----------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.                    Debt Securities                                   2,900      2,900
                                         Warrants                                            259      6,000
-----------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.                 Warrants                                            348      3,495
                                         Equity Interest                                       4          9
-----------------------------------------------------------------------------------------------------------
Kirkland's, Inc.                         Debt Securities                                   6,336      6,336
                                         Warrants                                             96         96
-----------------------------------------------------------------------------------------------------------
Kyrus Corporation                        Debt Securities                                   7,698      7,698
                                         Warrants                                            348        348
-----------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.         Debt Securities                                   3,458      3,458
                                         Common Stock (64,535 shares)                        142        142
-----------------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)               High-Yield Senior Secured Debt                   15,150     14,150
-----------------------------------------------------------------------------------------------------------
Love Funding Corporation                 Series D Preferred
                                         Stock (26,000 shares)                               359        213
-----------------------------------------------------------------------------------------------------------
Master Plan, Inc.                        Loan                                              2,000      2,000
                                         Common Stock (156 shares)                            42      3,042
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
MedAssets.com, Inc.                      Debt Securities                                      --         --
                                         Series B Convertible
                                         Preferred Stock (227,665 shares)               $  2,049   $  2,049
                                         Warrants                                            136        136
-----------------------------------------------------------------------------------------------------------
Mid-Atlantic Venture Fund IV, L.P.       Limited Partnership Interest                      1,801      1,801
-----------------------------------------------------------------------------------------------------------
Midview Associates, L.P.                 Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.               Debt Securities                                   1,823        243
                                         Common Stock (33,333 shares)                         --         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Morton Grove Pharmaceuticals, Inc.       Loan                                             15,000     15,000
                                         Convertible Preferred Stock   (106,947            5,000      5,000
                                         shares)
-----------------------------------------------------------------------------------------------------------
Morton Industrial Group (1)              Common Stock (5,835 shares)                         241         24
-----------------------------------------------------------------------------------------------------------
MVL Group                                Debt Securities                                  14,054     14,054
                                         Warrants                                            651        651
-----------------------------------------------------------------------------------------------------------
Net-Tel Communications, Inc.             Debt Securities                                   9,458      9,458
                                         Series B Convertible
                                         Preferred Stock (647 shares)                      5,000      5,000
                                         Series C Convertible
                                         Preferred Stock (340,523 shares)                  3,000      3,000
                                         Warrants                                            500      1,880
-----------------------------------------------------------------------------------------------------------
Nobel Learning Communities,              Debt Securities                                   9,531      9,531
  Inc. (1)                               Series D Convertible
                                         Preferred Stock (265,957 shares)                  2,000      2,000
                                         Warrants                                            575        500
-----------------------------------------------------------------------------------------------------------
North American                           Loans                                             1,461        883
  Archery, LLC                           Convertible Debentures                            2,363      2,111
-----------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group, L.P.       Debt Securities                                     368        368
-----------------------------------------------------------------------------------------------------------
Nursefinders, Inc.                       Debt Securities                                  10,963     10,963
                                         Warrants                                            900        900
-----------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.                  Debt Securities                                     140         --
-----------------------------------------------------------------------------------------------------------
Opinion Research Corporation (1)         Debt Securities                                  13,962     13,962
                                         Warrants                                            996        996
-----------------------------------------------------------------------------------------------------------
Oriental Trading Company, Inc.           Debt Securities                                  12,449     12,449
                                         Preferred Equity Interest                         1,483      1,483
                                         Common Equity Interest                               17         17
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Outsource Partners, Inc.                 Debt Securities                                  23,828     23,828
                                         Warrants                                            826        826
-----------------------------------------------------------------------------------------------------------
Packaging Advantage Corporation          Debt Securities                                  11,509     11,509
                                         Common Stock (200,000 shares)                     2,000      2,000
                                         Warrants                                            963        963
-----------------------------------------------------------------------------------------------------------
Panera Bread Company (1)                 Common Stock (25,040 shares)                        161        230
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
PF.Net Communications, Inc.              Debt Securities                                $ 11,469   $ 11,469
                                         Warrants                                          3,540      3,540
-----------------------------------------------------------------------------------------------------------
Physician Specialty Corporation          Debt Securities                                  14,661     14,661
                                         Redeemable Preferred
                                         Stock (850 shares)                                  850        850
                                         Convertible Preferred
                                         Stock (97,411 shares)                               150        150
                                         Warrants                                            476        476
-----------------------------------------------------------------------------------------------------------
Pico Products, Inc. (1)                  Loan                                              1,300      1,300
                                         Debt Securities                                   4,591      1,591
                                         Common Stock (208,000 shares)                        59         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Polaris Pool Systems, Inc.               Debt Securities                                   6,438      6,438
                                         Warrants                                          1,050      1,050
-----------------------------------------------------------------------------------------------------------
Powell Plant Farms, Inc.                 Loan                                             15,426     15,426
-----------------------------------------------------------------------------------------------------------
Progressive International Corporation    Debt Securities                                   3,944      3,944
                                         Preferred Stock (500 shares)                        500        500
                                         Common Stock (197 shares)                            13         13
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Schwinn/GT                               Debt Securities                                  10,170     10,170
                                         Warrants                                            395        395
-----------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.               Series A Preferred
                                         Stock (1,000 shares)                                993         --
-----------------------------------------------------------------------------------------------------------
Soff-Cut Holdings, Inc.                  Debt Securities                                   8,180      8,180
                                         Preferred Stock (300 shares)                        300        300
                                         Common Stock (2,000 shares)                         200        200
                                         Warrants                                            446        446
-----------------------------------------------------------------------------------------------------------
Southwest PCS, LLC                       Loan                                              7,500      7,500
-----------------------------------------------------------------------------------------------------------
Southwest PCS, L.P.                      Debt Securities                                   6,457      7,374
-----------------------------------------------------------------------------------------------------------
Spa Lending Corporation                  Preferred Stock (28,625 shares)                     575        465
                                         Common Stock (6,208 shares)                          25         18
-----------------------------------------------------------------------------------------------------------
Startec Global Communications, Inc.      Debt Securities                                  19,800     19,800
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
SunStates Refrigerated Services, Inc.    Loans                                             6,130      4,641
                                         Debt Securities                                   2,445      1,316
-----------------------------------------------------------------------------------------------------------
Sure-Tel, Inc.                           Preferred Stock (1,116,902 shares)                4,507      4,507
                                         Warrants                                            662        662
-----------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.            Debt Securities                                  12,652     12,652
-----------------------------------------------------------------------------------------------------------
Total Foam, Inc.                         Debt Securities                                   1,511        127
                                         Common Stock (910 shares)                            57         --
-----------------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC              Debt Securities                                   3,893      3,893
                                         Warrants                                             54         54
                                         Equity Interests                                    500        500
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                JUNE 30, 2000
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
                                                                                            (UNAUDITED)
United Pet Group                         Debt Securities                                $  4,952   $  4,952
                                         Warrants                                             15         15
-----------------------------------------------------------------------------------------------------------
Venturehouse Group, LLC                  Common Equity Interest                              333        333
-----------------------------------------------------------------------------------------------------------
Walker Investment Fund, II, L.P.         Limited Partnership Interest                        600        600
-----------------------------------------------------------------------------------------------------------
Warn Industries                          Debt Securities                                  18,727     18,727
                                         Warrants                                          1,429      1,429
-----------------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company         Warrants                                             24        322
-----------------------------------------------------------------------------------------------------------
Wilmar Industries, Inc.                  Debt Securities                                  28,249     28,249
                                         Warrants                                          1,688      1,688
-----------------------------------------------------------------------------------------------------------
Wilshire Restaurant Group, Inc.          Debt Securities                                  15,000     15,000
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Wilton Industries, Inc.                  Loan                                             12,836     12,836
-----------------------------------------------------------------------------------------------------------
Woodstream Corporation                   Debt Securities                                   7,572      7,572
                                         Equity Interests                                  1,700      1,700
                                         Warrants                                            450        450
-----------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition Corporation         Debt Securities                                  15,123     15,123
                                         Preferred Stock (100 shares)                      3,700      3,700
                                         Common Stock (99 shares)                            100      4,100
-----------------------------------------------------------------------------------------------------------
     Total private finance (107 investments)                                            $860,436   $871,587
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                               JUNE 30, 2000
                                                 INTEREST       NUMBER OF   -------------------
  (IN THOUSANDS, EXCEPT NUMBER OF LOANS)       RATE RANGES        LOANS       COST      VALUE
-------------------------------------------  ----------------   ---------   --------   --------
COMMERCIAL REAL ESTATE FINANCE                                                      (UNAUDITED)

Commercial Mortgage Loans                        Up to  6.99%        4      $    887   $    887
                                                 7.00%- 8.99%        8        29,420     29,420
                                                 9.00%-10.99%       19        23,067     23,067
                                                11.00%-12.99%       40        34,324     34,633
                                                13.00%-14.99%       14        16,511     16,511
                                             15.00% and above        3         1,056      1,032
-----------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                88      $105,265   $105,550
-----------------------------------------------------------------------------------------------

                                                      STATED
                                                     INTEREST     FACE
                                                     --------     ----
Purchased CMBS
  Mortgage Capital Funding, Series 1998-MC3            5.5%     $ 61,302   $   29,676   $   29,676
  Morgan Stanley Capital I, Series 1999-RM1            6.4%       71,640       35,762       35,762
  COMM 1999-1                                          5.7%      105,010       54,837       54,837
  Morgan Stanley Capital I, Series 1999-FNV1           6.1%       49,486       24,699       24,699
  DLJ Commercial Mortgage Trust 1999-CG2               6.1%       96,622       44,392       44,392
  Commercial Mortgage Acceptance Corp., Series
     1999-C1                                           6.8%       50,449       28,401       28,401
  LB Commercial Mortgage Trust, Series 1999-C2         6.7%       42,391       20,092       20,092
  Chase Commercial Mortgage Securities Corp.,
     Series 1999-2                                     6.5%       43,046       20,326       20,326
  FUNB CMT, Series 1999-C4                             6.5%       49,288       22,162       22,162
  Heller Financial, HFCMC Series 2000 PH-1             6.8%       55,026       24,786       24,786
  SBMS VII, Inc., Series 2000-NL1                      7.2%       40,940       26,202       26,202
  DLJ Commercial Mortgage Trust, Series 2000-CF1       7.0%       47,370       25,250       25,250
--------------------------------------------------------------------------------------------------
     Total purchased CMBS                                       $712,570   $  356,585   $  356,585
--------------------------------------------------------------------------------------------------
Residual CMBS                                                              $   77,694   $   77,694
Residual Interest Spread                                                        5,127        3,408
Real Estate Owned                                                               6,560        5,550
--------------------------------------------------------------------------------------------------
     Total commercial real estate finance                                  $  551,231   $  548,787
--------------------------------------------------------------------------------------------------
Small business finance                                                     $   68,750   $   67,879
--------------------------------------------------------------------------------------------------
Total portfolio                                                            $1,480,417   $1,488,253
--------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

            PRIVATE FINANCE                                                              DECEMBER 31, 1999
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
ACE Products, Inc.                       Debt Securities                                $ 13,386   $ 13,386
-----------------------------------------------------------------------------------------------------------
Acme Paging, L.P.                        Debt Securities                                   6,618      6,618
                                         Partnership Interest                              1,456      2,100
-----------------------------------------------------------------------------------------------------------
Allied Office Products                   Debt Securities                                   9,905      9,905
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.          Warrants                                            125        125
-----------------------------------------------------------------------------------------------------------
ASW Holding Corporation                  Warrants                                             25         25
-----------------------------------------------------------------------------------------------------------
Aurora Communications, LLC               Loans                                            13,370     13,370
                                         Equity Interest                                   1,500      1,500
-----------------------------------------------------------------------------------------------------------
Avborne, Inc.                            Debt Securities                                  11,959     11,959
                                         Warrants                                          1,180      1,180
-----------------------------------------------------------------------------------------------------------
Bakery Chef, Inc.                        Loans                                            10,967     10,967
-----------------------------------------------------------------------------------------------------------
CampGroup, LLC                           Debt Securities                                   2,491      2,491
                                         Warrants                                            220        220
-----------------------------------------------------------------------------------------------------------
Candlewood Hotel Company (1)             Preferred Stock (3,250 shares)                    3,250      3,250
-----------------------------------------------------------------------------------------------------------
Celebrities, Inc.                        Loan                                                310        310
                                         Warrants                                             12        212
-----------------------------------------------------------------------------------------------------------
Convenience Corporation of America       Debt Securities                                   8,355      2,738
                                         Series A Preferred Stock (31,521 shares)            334         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.           Debt Securities                                   3,460      3,460
                                         Warrants                                             --        538
-----------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC                   Loan                                              6,957      6,957
                                         Debt Securities                                   4,942      4,942
                                         Warrants                                             --         --
                                         Options                                              --         --
-----------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing                   Debt Securities                                   5,817      5,817
  Resources, LLC                         Options                                              87         87
-----------------------------------------------------------------------------------------------------------
Coverall North America                   Loan                                              9,298      9,298
-----------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.               Hungarian Quotas (9.2%)                             700         --
-----------------------------------------------------------------------------------------------------------
CyberRep.com                             Debt Securities                                   3,694      3,694
                                         Warrants                                            360      1,010
-----------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.               Warrants                                            250         --
-----------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc. (1)                Warrants                                            350         29
-----------------------------------------------------------------------------------------------------------
Directory Investment Corporation         Common Stock (470 shares)                            --         --
-----------------------------------------------------------------------------------------------------------
Directory Lending Corporation            Series A Common Stock (34 shares)                    --         --
                                         Series B Common Stock (6 shares)                      8         --
                                         Series C Common Stock (10 shares)                    22         --
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                              DECEMBER 31, 1999
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
Drilltec Patents & Technologies          Loan                                           $ 10,911   $  8,755
  Company, Inc.                          Debt Securities                                     786        786
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
EDM Consulting, LLC                      Debt Securities                                   1,875        343
                                         Common Stock (100 shares)                           250         --
-----------------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.           Loans                                               306        306
-----------------------------------------------------------------------------------------------------------
Eparfin S.A.                             Loan                                                 29         29
-----------------------------------------------------------------------------------------------------------
Esquire Communications Ltd. (1)          Warrants                                              6         --
-----------------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery, Inc.           Series A Preferred Stock (500 shares)               500        500
                                         Common Stock (2,500 shares)                          --         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Executive Greetings, Inc.                Debt Securities                                  15,825     15,825
                                         Warrants                                            360        360
-----------------------------------------------------------------------------------------------------------
Fairchild Industrial Products Company    Debt Securities                                   5,753      5,753
                                         Warrants                                            280      3,628
-----------------------------------------------------------------------------------------------------------
FTI Consulting, Inc. (1)                 Debt Securities                                  12,053     12,053
                                         Warrants                                            970        970
-----------------------------------------------------------------------------------------------------------
Galaxy American                          Debt Securities                                  30,740     30,740
  Communications, LLC                    Options                                              --        750
-----------------------------------------------------------------------------------------------------------
Garden Ridge Corporation                 Debt Securities                                  26,537     26,537
                                         Preferred Stock (1,130 shares)                    1,130      1,130
                                         Common Stock (471 shares)                           613        613
-----------------------------------------------------------------------------------------------------------
Genesis Worldwide, Inc. (1)              Loan                                              1,328      1,328
                                         Common Stock (41,644 shares)                        214         81
-----------------------------------------------------------------------------------------------------------
Genoa Mine Acquisition Corporation       Loan                                                108        108
-----------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation                Debt Securities                                  15,742     15,742
                                         Warrants                                            525      1,000
-----------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.                  Loans                                             5,000      5,000
                                         Convertible Debentures                              500        500
                                         Warrants                                             --        154
-----------------------------------------------------------------------------------------------------------
Global Communications, LLC               Loans                                             2,526      2,526
                                         Debt Securities                                   1,733      1,733
                                         Equity Interest                                   6,867      6,867
                                         Options                                           1,639      1,639
-----------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite                   Loans                                             1,390        840
  Archery, LLC                           Convertible Debentures                            2,248      2,008
-----------------------------------------------------------------------------------------------------------
Grant Broadcasting Systems II            Debt Securities                                   5,200      5,200
                                         Warrants                                             87      5,226
-----------------------------------------------------------------------------------------------------------
Grant Television, Inc.                   Debt Securities                                   9,177      9,177
                                         Warrants                                             --      2,500
-----------------------------------------------------------------------------------------------------------
Hotelevision, Inc.                       Preferred Stock (1,000,000 shares)                1,000      1,000
-----------------------------------------------------------------------------------------------------------
Icon International, Inc.                 Series A Preferred Stock (13,720 shares)          1,334      1,334
                                         Series B Preferred Stock (11,987 shares)          1,166      1,166
-----------------------------------------------------------------------------------------------------------
Impact Innovations Group                 Debt Securities                                   7,841      7,841
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Jakel, Inc.                              Loan                                             18,174     18,174
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                              DECEMBER 31, 1999
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
JRI Industries, Inc.                     Debt Securities                                $  2,134   $  2,134
                                         Warrants                                             74         74
-----------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.                    Debt Securities                                   3,502      3,502
                                         Warrants                                            324      4,100
-----------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.                 Warrants                                            348      3,495
                                         Equity Interest                                       4          9
-----------------------------------------------------------------------------------------------------------
Kirkland's, Inc.                         Debt Securities                                   6,318      6,318
                                         Warrants                                             96        600
-----------------------------------------------------------------------------------------------------------
Kyrus Corporation                        Debt Securities                                   7,665      7,665
                                         Warrants                                            348        348
-----------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.         Debt Securities                                   3,439      3,439
                                         Common Stock (64,535 shares)                        142        142
-----------------------------------------------------------------------------------------------------------
The Loewen Group, Inc. (1)               High-Yield Senior Secured Debt                   15,150     14,150
-----------------------------------------------------------------------------------------------------------
Love Funding Corporation                 Series D Preferred
                                         Stock (26,000 shares)                               359        213
-----------------------------------------------------------------------------------------------------------
Master Plan, Inc.                        Common Stock (156 shares)                            42      3,042
-----------------------------------------------------------------------------------------------------------
MedAssets.com, Inc.                      Debt Securities                                   3,793      3,793
                                         Series B Convertible
                                         Preferred Stock (227,665 shares)                  2,049      2,049
                                         Warrants                                            136        136
-----------------------------------------------------------------------------------------------------------
Meigher Communications, L.P.             Loan                                              2,938      2,938
-----------------------------------------------------------------------------------------------------------
Mid Atlantic Telecom Plus, LLC           Loan                                             11,109     11,109
-----------------------------------------------------------------------------------------------------------
Midview Associates, L.P.                 Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.               Loans                                                 7          7
                                         Debt Securities                                   1,823        243
                                         Common Stock (33,333 shares)                         --         --
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Morton Industrial Group (1)              Common Stock (5,835 shares)                         241         20
-----------------------------------------------------------------------------------------------------------
MVL Group                                Debt Securities                                  13,989     13,989
                                         Warrants                                            651        651
-----------------------------------------------------------------------------------------------------------
Net-Tel Communications, Inc.             Debt Securities                                   9,426      9,426
                                         Series B Convertible
                                         Preferred Stock (647 shares)                      5,000      5,000
                                         Warrants                                            500        500
-----------------------------------------------------------------------------------------------------------
Nobel Learning Communities,              Debt Securities                                   9,492      9,492
  Inc. (1)                               Series D Convertible
                                           Preferred Stock (265,957 shares)                2,000      2,000
                                         Warrants                                            575        575
-----------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group, L.P.       Debt Securities                                     384        384
-----------------------------------------------------------------------------------------------------------
Nursefinders, Inc.                       Debt Securities                                  10,922     10,922
                                         Warrants                                            900        900
-----------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.                  Debt Securities                                     140         --
-----------------------------------------------------------------------------------------------------------
Opinion Research Corporation (1)         Debt Securities                                  13,896     13,896
                                         Warrants                                            996        996
-----------------------------------------------------------------------------------------------------------
Outsource Partners, Inc.                 Debt Securities                                  23,802     23,802
                                         Warrants                                            826        826
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                              DECEMBER 31, 1999
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
Panera Bread Company (1)                 Warrants                                       $    227   $    271
-----------------------------------------------------------------------------------------------------------
Physician Specialty Corporation          Debt Securities                                  14,388     14,388
                                         Redeemable Preferred
                                         Stock (850 shares)                                  850        850
                                         Convertible Preferred
                                         Stock (97,411 shares)                               150        150
                                         Warrants                                            476        476
-----------------------------------------------------------------------------------------------------------
Pico Products, Inc. (1)                  Loan                                              1,300      1,300
                                         Debt Securities                                   4,591      2,591
                                         Common Stock (208,000 shares)                        59          3
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Polaris Pool Systems, Inc.               Debt Securities                                   6,395      6,395
                                         Warrants                                          1,050      1,050
-----------------------------------------------------------------------------------------------------------
Powell Plant Farms, Inc.                 Loan                                             15,031     15,031
-----------------------------------------------------------------------------------------------------------
Progressive International Corporation    Debt Securities                                   3,940      3,940
                                         Preferred Stock (500 shares)                        500        500
                                         Common Stock (197 shares)                            13         13
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Schwinn/GT                               Debt Securities                                   9,978      9,978
                                         Warrants                                            395        395
-----------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.               Series A Preferred
                                         Stock (1,000 shares)                                993        136
-----------------------------------------------------------------------------------------------------------
Soff-Cut Holdings, Inc.                  Debt Securities                                   8,140      8,140
                                         Warrants                                            446        446
                                         Preferred Stock (300 shares)                        300        300
                                         Common Stock (2,000 shares)                         200        200
-----------------------------------------------------------------------------------------------------------
Southwest PCS, L.P.                      Debt Securities                                   6,364      6,364
                                         Options                                           1,000      2,000
-----------------------------------------------------------------------------------------------------------
Spa Lending Corporation                  Preferred Stock (28,625 shares)                     469        360
                                         Common Stock (6,208 shares)                          25         18
-----------------------------------------------------------------------------------------------------------
SunStates Refrigerated Services, Inc.    Loans                                             6,130      4,641
                                         Debt Securities                                   2,445      1,316
-----------------------------------------------------------------------------------------------------------
Sure-Tel, Inc.                           Preferred Stock (1,116,902 shares)                3,108      3,108
                                         Warrants                                            662        662
                                         Options                                              --         --
-----------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.            Debt Securities                                  11,674     11,674
                                         Options                                             266        266
-----------------------------------------------------------------------------------------------------------
Teknekron Infoswitch Corporation         Debt Securities                                  13,863     13,863
                                         Warrants                                            900        900
-----------------------------------------------------------------------------------------------------------
Total Foam, Inc.                         Debt Securities                                   1,528        135
                                         Common Stock (910 shares)                            57         --
-----------------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC              Debt Securities                                   3,886      3,886
                                         Warrants                                             54         54
                                         Equity Interests                                    500        500
-----------------------------------------------------------------------------------------------------------
United Pet Group                         Debt Securities                                   4,938      4,938
                                         Warrants                                             15         15
-----------------------------------------------------------------------------------------------------------
Wildwood Designs, Inc.                   Loan                                              1,167      1,167
-----------------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company         Warrants                                             24        322
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                              DECEMBER 31, 1999
           PORTFOLIO COMPANY                                                            -------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                    COST      VALUE
---------------------------------------  ---------------------------------------------  --------   --------
Wilton Industries, Inc.                  Loan                                           $ 12,390   $ 12,390
-----------------------------------------------------------------------------------------------------------
Woodstream Corporation                   Debt Securities                                   8,000      8,000
                                         Equity Interests                                  1,700      1,700
                                         Warrants                                             --         --
-----------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition Corporation         Debt Securities                                  15,113     15,113
                                         Preferred Stock (100 shares)                      3,700      3,700
                                         Common Stock (99 shares)                            100      4,100
-----------------------------------------------------------------------------------------------------------
     Total private finance (91 investments)                                             $639,171   $647,040
-----------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                            DECEMBER 31, 1999
                                              INTEREST       NUMBER OF   -----------------------
 (IN THOUSANDS, EXCEPT NUMBER OF LOANS)     RATE RANGES        LOANS        COST        VALUE
----------------------------------------  ----------------   ---------   ----------   ----------
COMMERCIAL REAL ESTATE FINANCE

Commercial Mortgage Loans                     Up to  6.99%        5      $    1,422   $    1,422
                                              7.00%- 8.99%       15          71,619       71,595
                                              9.00%-10.99%       41          39,415       39,623
                                             11.00%-12.99%       30          25,016       25,175
                                             13.00%-14.99%       12          15,207       15,230
                                          15.00% and above        3           1,088        1,064
------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                            106      $  153,767   $  154,109
------------------------------------------------------------------------------------------------

                                                      STATED
                                                     INTEREST     FACE
                                                     --------     ----
Purchased CMBS
  Mortgage Capital Funding, Series 1998-MC3            5.5%     $ 61,302   $   29,141   $   29,141
  Morgan Stanley Capital I, Series 1999-RM1            6.4%       71,640       35,453       35,453
  COMM 1999-1                                          5.7%      105,010       54,166       54,166
  Morgan Stanley Capital I, Series 1999-FNV1           6.1%       49,486       24,505       24,505
  DLJ Commercial Mortgage Trust 1999-CG2               6.1%       96,622       44,288       44,288
  Commercial Mortgage Acceptance Corp., Series
     1999-C1                                           6.8%       50,449       28,115       28,115
  LB Commercial Mortgage Trust, Series 1999-C2         6.7%       42,391       20,054       20,054
  Chase Commercial Mortgage Securities Corp.,
     Series 1999-2                                     6.5%       43,046       20,121       20,121
  FUNB CMT, Series 1999-C4                             6.5%       49,288       21,851       21,851
--------------------------------------------------------------------------------------------------
     Total purchased CMBS                                       $569,234   $  277,694   $  277,694
--------------------------------------------------------------------------------------------------
Residual CMBS                                                              $   76,374   $   76,374
Residual Interest Spread                                                        6,882        5,382
Real Estate Owned                                                               7,305        6,470
--------------------------------------------------------------------------------------------------
     Total commercial real estate finance                                  $  522,022   $  520,029
--------------------------------------------------------------------------------------------------
Small business finance                                                     $   61,708   $   61,428
--------------------------------------------------------------------------------------------------
Total portfolio                                                            $1,222,901   $1,228,497
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation has two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company ("SBIC"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the Small Business Administration ("SBA") as a Small Business Lending Company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT") and several single-member limited liability companies established primarily to hold real estate properties.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company."

     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private, small and middle-market companies in a variety of industries and in diverse geographic locations in the United States.

     On December 31, 1997, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, and Allied Capital Advisers ("Advisers") merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation.

     The consolidated financial statements reflect the operations of the Company, with the year ended December 31, 1997 restated as if the Predecessor Companies had merged as of the beginning of the year.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of the Company and its wholly owned or majority owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 1999, 1998 and 1997 balances to conform with the 2000 financial statement presentation. The consolidated financial statements for 1997 and prior periods have been restated to include the accounts of the Predecessor Companies. Transaction fees and expenses related to the Merger were expensed in the fourth quarter of 1997.

     In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of and for the six months ended June 30, 2000 and 1999 and the results of operations, changes in net assets, and cash flows for these periods. The results of operations for the six months ended June 30, 2000 are not necessarily indicative of the operating results to be expected for the full year.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio assets are carried at fair value as determined by the Board of Directors under the Company's valuation policy.

  LOANS AND DEBT SECURITIES

     The values of loans and debt securities are considered to be amounts that could be realized in the normal course of business, which generally anticipates the Company holding the loan to maturity and realizing the face value of the loan. For loans and debt securities, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount and market discount are amortized into interest income using the effective interest method. Yields on loans and debt securities are computed on these investments at value.

  EQUITY SECURITIES

     Equity interests in portfolio companies for which there is no public market are valued based on various factors including a history of positive cash flow from operations, the market value of comparable publicly traded companies, and other pertinent factors such as recent offers to purchase a portfolio company's securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

     The Company's equity interests in public companies that carry certain restrictions on sale are typically valued at a discount from the public market value of the security at the balance sheet date. Restricted and unrestricted publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns.

  COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS")

     CMBS consists of purchased commercial mortgage-backed securities ("Purchased CMBS"), residual interest in a mortgage securitization ("Residual CMBS") and residual interest spread.

  PURCHASED CMBS

     The Purchased CMBS is carried at fair value. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, and actual and estimated prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the Purchased CMBS. The Company recognizes unrealized depreciation on its Purchased CMBS whenever it determines that the value of its Purchased CMBS is less than the cost basis.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  RESIDUAL CMBS

     The Company values its residual interest in securitization and recognizes income using the same accounting policies used for the Purchased CMBS.

  RESIDUAL INTEREST SPREAD

     Residual interest spread is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest spread using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DIVIDENDS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the record date.

  FEDERAL AND STATE INCOME TAXES

     The Company and its wholly owned subsidiaries intend to comply with the requirements of the Internal Revenue Code ("Code") that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). The Company and its wholly owned subsidiaries intend

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes.

     With the exception of Advisers, the Predecessor Companies qualified as a RIC or a REIT; however, Advisers was a corporation subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3. PORTFOLIO

     The Company's investment operations are conducted in three primary areas: private finance, commercial real estate finance, and small business finance.

PRIVATE FINANCE

     At June 30, 2000, December 31, 1999 and 1998, the private finance portfolio consisted of the following:

                                  2000                          1999                          1998
                       ---------------------------   ---------------------------   ---------------------------
                         COST      VALUE     YIELD     COST      VALUE     YIELD     COST      VALUE     YIELD
   (IN THOUSANDS)      --------   --------   -----   --------   --------   -----   --------   --------   -----
Loans and debt
  securities.........  $763,409   $744,469   14.5%   $578,570   $559,746   14.2%   $354,870   $339,163   14.6%
Equity interests.....    97,027    127,118             60,601     87,294             27,618     49,391
                       --------   --------           --------   --------           --------   --------
         Total.......  $860,436   $871,587           $639,171   $647,040           $382,488   $388,554
                       ========   ========           ========   ========           ========   ========

     Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a nominal price.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED
     Debt securities would typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

     Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

     At June 30, 2000, December 31, 1999 and 1998, approximately 97%, 98% and 98% of the Company's private finance loan portfolio was composed of fixed interest rate loans, respectively. At June 30, 2000, December 31, 1999 and 1998, loans and debt securities with a value of $37,662,000, $34,560,000 and $5,459,000, respectively, were not accruing interest.

     The geographic and industry compositions of the private finance portfolio at June 30, 2000, December 31, 1999 and 1998 were as follows:

                                                              2000   1999   1998
                                                              ----   ----   ----
GEOGRAPHIC REGION
Midwest.....................................................   27%    26%    27%
Mid-Atlantic................................................   26     23     28
Southeast...................................................   20     27     23
West........................................................   16     11     11
Northeast...................................................    8      9      4
International...............................................    3      4      7
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===
INDUSTRY
Business Services...........................................   31%    32%    15%
Consumer Products...........................................   21     19     25
Telecommunications..........................................   14     13     14
Industrial Products.........................................   12     11      8
Retail......................................................    7      8      9
Broadcasting................................................    5      6      9
Education...................................................    4      5      8
Other.......................................................    6      6     12
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED
COMMERCIAL REAL ESTATE FINANCE

     At June 30, 2000, December 31, 1999 and 1998, the commercial real estate finance portfolio consisted of the following:

                                  2000                          1999                          1998
                       ---------------------------   ---------------------------   ---------------------------
                         COST      VALUE     YIELD     COST      VALUE     YIELD     COST      VALUE     YIELD
        (IN THOUSANDS) --------   --------   -----   --------   --------   -----   --------   --------   -----
Loans................  $105,265   $105,550    9.8%   $153,767   $154,109    9.4%   $232,745   $233,186   10.4%
CMBS.................   439,406    437,687   13.8%    360,950    359,450   13.5%    115,174    113,674   11.2%
REO..................     6,560      5,550              7,305      6,470              8,120      8,120
                       --------   --------           --------   --------           --------   --------
      Total..........  $551,231   $548,787           $522,022   $520,029           $356,039   $354,980
                       ========   ========           ========   ========           ========   ========

  LOANS

     The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

     At June 30, 2000, December 31, 1999 and 1998, approximately 68% and 32%, 81% and 19%, and 68% and 32% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2000, December 31, 1999 and 1998, loans with a value of $9,299,000, $8,334,000 and $5,436,000, respectively, were not accruing interest.

     The geographic composition and the property types securing the commercial mortgage loan portfolio at June 30, 2000, December 31, 1999 and 1998 were as follows:

                                                              2000    1999    1998
                                                              ----    ----    ----
GEOGRAPHIC REGION
Southeast...................................................   33%     31%     26%
Mid-Atlantic................................................   26      32      37
West........................................................   23      25      24
Midwest.....................................................   14       9       9
Northeast...................................................    4       3       4
                                                              ---     ---     ---
          Total.............................................  100%    100%    100%
                                                              ===     ===     ===
PROPERTY TYPE
Hospitality.................................................   35%     42%     47%
Office......................................................   26      24      20
Retail......................................................   17      11      14
Recreation..................................................    9       8       7
Other.......................................................   13      15      12
                                                              ---     ---     ---
          Total.............................................  100%    100%    100%
                                                              ===     ===     ===

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED
  CMBS

     At June 30, 2000, December 31,1999 and 1998, the CMBS portfolio consisted of the following:

                                 2000                  1999                  1998
                          -------------------   -------------------   -------------------
                            COST      VALUE       COST      VALUE       COST      VALUE
     (IN THOUSANDS)       --------   --------   --------   --------   --------   --------
Purchased CMBS..........  $356,585   $356,585   $277,694   $277,694   $ 32,221   $ 32,221
Residual CMBS...........    77,694     77,694     76,374     76,374     70,771     70,771
Residual interest
  spread................     5,127      3,408      6,882      5,382     12,182     10,682
                          --------   --------   --------   --------   --------   --------
          Total.........  $439,406   $437,687   $360,950   $359,450   $115,174   $113,674
                          ========   ========   ========   ========   ========   ========

     PURCHASED CMBS. The Company has Purchased CMBS bonds with a face amount of $712,570,000 and a cost of $356,585,000, with the difference representing original issue discount. As of June 30, 2000, December 31, 1999 and 1998, the estimated yield to maturity on the Purchased CMBS was approximately 14.7%, 14.6% and 15.0%, respectively. The Company's yield on its Purchased CMBS is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the Purchased CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. At June 30, 2000, December 31, 1999 and 1998, the yield on the Purchased CMBS portfolio was computed assuming a 1% loss estimate for its entire underlying collateral mortgage pool. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

     The non-investment grade and unrated tranches of the Purchased CMBS bonds are junior in priority for payment of principal to the more senior tranches of the related commercial securitization. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the subordinate tranche will bear this loss first.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED
     The underlying rating classes of the Purchased CMBS is as follows:

                               JUNE 30, 2000               1999                    1998
                           ---------------------   ---------------------   --------------------
                                      PERCENTAGE              PERCENTAGE             PERCENTAGE
                            VALUE      OF TOTAL     VALUE      OF TOTAL     VALUE     OF TOTAL
     (IN THOUSANDS)        --------   ----------   --------   ----------   -------   ----------
BB+......................  $  8,570       2.4%     $     --     --   %     $    --     --   %
BB.......................    52,664      14.8        41,091      14.8        4,109      12.8
BB-......................    57,805      16.2        46,692      16.8        4,269      13.2
B+.......................    49,985      14.0        41,765      15.0           --     --
B........................    80,861      22.7        64,830      23.4       13,133      40.8
B-.......................    52,499      14.7        40,995      14.8        4,711      14.6
CCC......................     6,574       1.8         6,506       2.3           --     --
Unrated..................    47,627      13.4        35,815      12.9        5,999      18.6
                           --------     -----      --------     -----      -------     -----
          Total..........  $356,585     100.0%     $277,694     100.0%     $32,221     100.0%
                           ========     =====      ========     =====      =======     =====

     RESIDUAL CMBS AND RESIDUAL INTEREST SPREAD. The Residual CMBS primarily consists of a retained interest from a post-Merger asset securitization whereby bonds were sold in three classes rated "AAA," "AA" and "A."

     The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest in the loan pool sold, and will receive interest income from this Residual CMBS as well as the Residual Interest Spread from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds.

     As a result of this securitization, the Company recorded a gain of $14.8 million, net of the costs of the securitization and the cost of settlement of interest rate swaps. As of June 30, 2000, December 31, 1999 and 1998, the mortgage loan pool had an approximate weighted average stated interest rate of 9.3%, 9.3% and 9.4%, respectively. The three bond classes sold had an aggregate weighted average interest rate of 6.5%, 6.5% and 6.4% as of June 30, 2000, December 31, 1999 and 1998, respectively. The value of the Residual CMBS was determined using a discount rate equal to the average interest rate of the underlying mortgage loans. The value of the residual interest spread was determined based on a constant prepayment rate of 7% and a discount rate of 14%.

     The geographic composition and the property types of the underlying mortgage loan pools securing the CMBS at June 30, 2000, December 31, 1999 and 1998 were as follows:

                                                              2000    1999    1998
                                                              ----    ----    ----
GEOGRAPHIC REGION
West........................................................   32%     32%     18%
Midwest.....................................................   22      21      20
Mid-Atlantic................................................   21      23      32
Southeast...................................................   19      20      24
Northeast...................................................    6       4       6
                                                              ---     ---     ---
          Total.............................................  100%    100%    100%
                                                              ===     ===     ===

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

                                                              2000    1999    1998
                                                              ----    ----    ----
PROPERTY TYPE
Retail......................................................   32%     33%     32%
Housing.....................................................   30      29      13
Office......................................................   21      20      21
Hospitality.................................................    7       9      23
Other.......................................................   10       9      11
                                                              ---     ---     ---
          Total.............................................  100%    100%    100%
                                                              ===     ===     ===

SMALL BUSINESS FINANCE

     At June 30, 2000, December 31, 1999 and 1998, the small business finance portfolio consisted of the following:

                                      2000                1999                1998
                                -----------------   -----------------   -----------------
                                 COST      VALUE     COST      VALUE     COST      VALUE
                                -------   -------   -------   -------   -------   -------
(IN THOUSANDS)
7(a) loans....................  $44,111   $43,337   $43,246   $43,000   $57,652   $56,285
Residual interest in loans
  sold........................    7,074     7,074     4,036     4,036        --        --
Residual interest spread......   16,229    16,229    14,046    14,046     7,250     7,250
REO...........................    1,336     1,239       380       346        50        50
                                -------   -------   -------   -------   -------   -------
          Total...............  $68,750   $67,879   $61,708   $61,428   $64,952   $63,585
                                =======   =======   =======   =======   =======   =======

     The Company, through its wholly owned subsidiary, Allied SBLC, participates in the SBA's Section 7(a) Guaranteed Loan Program ("7(a) loans").

     Pursuant to Section 7(a) of the Small Business Act of 1958, the SBA will guarantee 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales or no more than 500 employees.

     The Company charges interest on the 7(a) loans at a variable rate, typically 1.75% to 2.75% above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly. All loans are payable in equal monthly installments of principal and interest from the date on which the loan was made to its maturity.

     As permitted by SBA regulations, the Company sells to investors, without recourse, 100% of the guaranteed portion of its 7(a) loans while retaining the right to service 100% of such loans. Additionally, the Company sells up to a 90% interest in the unguaranteed portion of its 7(a) loans through a structured finance agreement with a commercial paper conduit.

     In 1999, the Company sold $36,387,000 of the unguaranteed portion of 7(a) loans into the facility. The Company received $35,500,000 in proceeds and retained a subordinated interest valued at $4,036,000. The Company recognized a premium from the loan sale of $4,106,000, which includes the value of the retained residual interest spread.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED
     As of June 30, 2000, December 31, 1999 and 1998, 7(a) loans with a value of $5,675,000, $5,562,000 and $5,806,000, respectively, were not accruing interest.

     As of June 30, 2000, December 31, 1999 and 1998, 7(a) loans include a balance of $8,894,000, $7,667,000 and $3,229,000, respectively, that is guaranteed by the SBA.

NOTE 4.  DEBT

     At June 30, 2000, December 31, 1999 and 1998, the Company had the following debt:

                                         2000                   1999                  1998
                                 ---------------------   -------------------   -------------------
                                  FACILITY     AMOUNT    FACILITY    AMOUNT    FACILITY    AMOUNT
                                   AMOUNT      DRAWN      AMOUNT     DRAWN      AMOUNT     DRAWN
                                 ----------   --------   --------   --------   --------   --------
(IN THOUSANDS)
Notes payable and debentures:
  Unsecured long-term notes
     payable...................  $  419,000   $419,000   $419,000   $419,000   $180,000   $180,000
  SBA debentures...............     100,650     70,650     74,650     62,650     74,650     47,650
  OPIC loan....................       5,700      5,700      5,700      5,700      5,700      5,700
                                 ----------   --------   --------   --------   --------   --------
          Total notes payable
            and debentures.....     525,350    495,350    499,350    487,350    260,350    233,350
                                 ----------   --------   --------   --------   --------   --------
Revolving credit facilities:
  Revolving line of credit.....     417,500    231,000    340,000     82,000    200,000     95,000
  Master loan and security
     agreement.................     100,000         --    100,000     23,500    250,000      6,000
                                 ----------   --------   --------   --------   --------   --------
          Total revolving
            credit
            facilities.........     517,500    231,000    440,000    105,500    450,000    101,000
                                 ----------   --------   --------   --------   --------   --------
  Total........................  $1,042,850   $726,350   $939,350   $592,850   $710,350   $334,350
                                 ==========   ========   ========   ========   ========   ========

NOTES PAYABLE AND DEBENTURES

     UNSECURED LONG-TERM NOTES PAYABLE. In June 1998, May 1999 and November 1999, the Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have terms of five or seven years. The weighted average interest rate on the notes was 7.6%, 7.6% and 7.2% at June 30, 2000, December 31, 1999 and 1998,
respectively. The notes may be prepaid in whole or in part together with an interest premium, as stipulated in the note agreement.

     SBA DEBENTURES. At June 30, 2000, December 31, 1999 and 1998, the Company had debentures payable to the SBA with terms of ten years and at interest rates ranging from 6.9% to 9.6%. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. DEBT, CONTINUED
     Scheduled future maturities of notes payable and debentures at June 30, 2000 are as follows:

                            YEAR                              AMOUNT MATURING
                            ----                              ---------------
                                                              (IN THOUSANDS)
2000........................................................     $ 13,300
2001........................................................        9,350
2002........................................................           --
2003........................................................      140,000
2004........................................................      221,000
Thereafter..................................................      111,700
                                                                 --------
          Total.............................................     $495,350
                                                                 ========

REVOLVING CREDIT FACILITIES

     REVOLVING LINE OF CREDIT. In May 2000, the Company increased its unsecured revolving line of credit to $417,500,000 from $400,000,000. The facility may be expanded up to $500,000,000. The facility bears interest at the London Interbank Offer Rate ("LIBOR") plus 1.25% and adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 7.9%, 7.7% and 6.9% at June 30, 2000 and December 31, 1999 and 1998, respectively, and the facility requires a commitment fee equal to 0.25% of the committed amount. The line expires in May 2002. The line of credit requires monthly interest payments and all principal is due upon its expiration.

     MASTER LOAN AND SECURITY AGREEMENT. The Company has a facility to borrow up to $100,000,000, using certain commercial mortgage loans as collateral. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 80% of the value of the collateral pledged. The agreement generally requires interest-only payments with all principal due at maturity. Principal may be repaid at any time without penalty. The agreement bears interest at the one-month LIBOR plus 1.0%, and adjusts daily, or 7.6%, 6.8% and 6.6% at June 30, 2000 and December 31, 1999 and 1998, respectively. The agreement matures on October 27, 2000.

     The average debt outstanding on the revolving credit facilities were $163,041,000, $123,860,000 and $73,836,000 for the six months ended June 30,
2000 and for the years ended December 31, 1999 and 1998, respectively. The maximum amount borrowed under these facilities and the weighted average interest rate for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, were $240,000,000, $199,392,000 and $135,000,000, and 7.4%, 6.5%
and 6.7%, respectively.

NOTE 5. INCOME TAXES

     For the years ended December 31, 1999, 1998 and 1997, the Company's effective tax rate was 0.0%, 1.0% and 2.3%, respectively.

     For the year ended December 31, 1998, the Company incurred income tax expense of $787,000, which resulted from the realization of a taxable net built-in gain associated with property owned by Advisers prior to the Merger.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. INCOME TAXES, CONTINUED
     For the year ended December 31, 1997, the Company's income was subject to federal and state taxes related to the income generated by the pre-Merger operations of Advisers.

NOTE 6. PREFERRED STOCK

     Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

NOTE 7. SHAREHOLDERS' EQUITY

     Sale of common stock for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 was as follows:

                                                           2000       1999      1998
                    (IN THOUSANDS)                       --------   --------   -------
Number of common shares................................     8,763      8,659     4,367
Gross proceeds.........................................  $148,715   $172,539   $73,736
Less costs including underwriting fees.................    (6,761)    (8,270)   (4,061)
                                                         --------   --------   -------
  Net proceeds.........................................  $141,954   $164,269   $69,675
                                                         ========   ========   =======

     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive days immediately prior to the dividend payment date.

     Dividend reinvestment plan activity for the six months ended June 30, 2000 and for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                                   2000     1999     1998     1997
    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)      ------   ------   ------   ------
Shares issued...................................     140      233      241      551
Average price per share.........................  $17.28   $19.43   $20.35   $15.67

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 8. EARNINGS PER COMMON SHARE

     Earnings per common share for the six months ended June 30, 2000 and 1999 and for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,        FOR THE YEARS ENDED DECEMBER 31,
                                                 -----------------   ---------------------------------
                                                  2000      1999       1999        1998        1997
   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)      -------   -------   ---------   ---------   ---------
Net increase in net assets resulting from
  operations...................................  $64,371   $40,701    $98,570     $78,078     $61,304
Less preferred stock dividends.................     (110)     (110)      (230)       (230)       (220)
                                                 -------   -------    -------     -------     -------
Income available to common shareholders........  $64,261   $40,591    $98,340     $77,848     $61,084
                                                 =======   =======    =======     =======     =======
Weighted average basic shares outstanding......   68,128    57,758     59,877      51,941      49,218
Options outstanding to officers................       47        73        167          33          33
                                                 -------   -------    -------     -------     -------
Weighted average diluted shares outstanding....   68,175    57,831     60,044      51,974      49,251
                                                 =======   =======    =======     =======     =======
BASIC EARNINGS PER COMMON SHARE................  $  0.94   $  0.70    $  1.64     $  1.50     $  1.24
                                                 =======   =======    =======     =======     =======
DILUTED EARNINGS PER COMMON SHARE..............  $  0.94   $  0.70    $  1.64     $  1.50     $  1.24
                                                 =======   =======    =======     =======     =======

NOTE 9. EMPLOYEE STOCK OWNERSHIP PLAN, 401(k) PLAN AND DEFERRED COMPENSATION
        PLAN

     The Company had an employee stock ownership plan ("ESOP"). Pursuant to the ESOP, the Company was obligated to contribute 5% of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vested over a two-year period. ESOP contributions were used to purchase shares of the Company's common stock.

     As of December 31, 1999 and 1998, the ESOP held 303,210 shares and 282,500 shares, respectively, of the Company's common stock, all of which had been allocated to participants' accounts. The plan is funded annually and the total ESOP contribution expense for the years ended December 31, 1999, 1998, and 1997 was $641,000, $489,000 and $351,000, respectively, net of forfeitures of $4,100, $4,000, and $0, respectively. In 1999, the Company established a 401(k) plan (see below) and elected to terminate the ESOP Plan on December 31, 1999. During 2000, the ESOP assets were transferred into the 401(k) plan.

     The Company has a 401(k) retirement investment plan, which is open to all of its employees. The employees may elect voluntary wage deferrals ranging from 0% to 15% of taxable compensation for the year up to the allowable IRS limitations. In 2000, the Company will begin making contributions to the 401(k) plan under the same terms that ESOP contributions were made.

     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants in the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100% vested and non-forfeitable except for amounts credited to participants' accounts related to the Formula Award (see Note 11). A participant's account shall become distributable upon his or her separation from service, retirement, disability, death or at a future determined date. All DC Plan

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EMPLOYEE STOCK OWNERSHIP PLAN, 401(k) PLAN AND DEFERRED COMPENSATION PLAN, CONTINUED
accounts will be distributed in the event of a change of control of the Company or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 10. STOCK OPTION PLAN

     In conjunction with the Merger, all stock option plans that existed for Allied Lending and the Predecessor Companies before the Merger ("Old Plans") were cancelled on December 31, 1997, and at a special meeting of shareholders on November 26, 1997, the Company's shareholders approved a new stock option plan ("Option Plan") for the Company to be effected post-Merger.

  THE OPTION PLAN

     The purpose of the Option Plan is to provide officers and non-officer directors of the Company with additional incentives.

     On May 9, 2000 the Company's stockholders amended the Option Plan to increase the number of shares that may be granted from 6,250,000 to 12,350,000, which represents approximately 18% of the shares outstanding at May 9, 2000.

     Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. STOCK OPTION PLAN, CONTINUED
     Information with respect to options granted, exercised and forfeited under the Option Plan for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998 is as follows:

                                                                                 WEIGHTED
                                                                                 AVERAGE
                                                                               OPTION PRICE
                                                              SHARES            PER SHARE
              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)        ------           ------------
Options outstanding at January 1, 1998......................     --               $   --
Granted.....................................................  5,190                20.16
Exercised...................................................    (10)               21.38
Forfeited...................................................    (66)               21.38
                                                              -----               ------
Options outstanding at December 31, 1998....................  5,114               $20.14
Granted.....................................................  1,288                19.75
Exercised...................................................   (318)               19.07
Forfeited...................................................   (195)               20.00
                                                              -----               ------
Options outstanding at December 31, 1999....................  5,889               $20.12
Granted.....................................................  3,832                16.82
Exercised...................................................    (87)               16.50
Forfeited...................................................   (678)               19.59
                                                              -----               ------
Options outstanding at June 30, 2000........................  8,956               $18.78
                                                              =====               ======

  OLD PLAN ACTIVITY

     During 1997, the Predecessor Companies granted 1,474,000 options under the Old Plans at exercise prices ranging from $9.53 to $22.58 per share. Total shares issued pursuant to the exercise of stock options totaled 2,395,000 during 1997.

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK

     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. As of June 30, 2000 and December 31, 1999, 1998 and 1997, the Company had outstanding loans to officers of $27,976,000, $29,461,000, $23,735,000, and $29,611,000, respectively.
Officers with outstanding loans repaid principal of $2,567,000, $195,000, $5,591,000, and $6,534,000 for the six months ended June 30, 2000, and for the years ended December 31, 1999, 1998 and 1997, respectively. The Company recognized interest income from these loans of $899,000, $1,539,000, $1,600,000, and $1,031,000, respectively, during these same periods.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. STOCK OPTION PLAN, CONTINUED
     The following table summarizes information about stock options outstanding at June 30, 2000:

                            TOTAL      WEIGHTED AVERAGE                       TOTAL
                           NUMBER         REMAINING          WEIGHTED         NUMBER         WEIGHTED
       RANGE OF          OUTSTANDING   CONTRACTUAL LIFE      AVERAGE       EXERCISABLE       AVERAGE
    EXERCISE PRICES      AT 6/30/00        (YEARS)        EXERCISE PRICE    AT 6/30/00    EXERCISE PRICE
    ---------------      -----------   ----------------   --------------   ------------   --------------
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND YEARS)
$15.19.................       100            8.23             $15.19              0           $    0
$16.81.................     3,782            9.90             $16.81              0           $    0
$17.50-$19.94..........     1,729            8.87             $18.05            372           $18.04
$21.38.................     2,825            7.52             $21.38          1,471           $21.38
$22.00-$22.50..........       520            9.15             $22.16            167           $22.11
                            -----            ----             ------          -----           ------
$15.19-$22.50..........     8,956            8.89             $18.78          2,010           $20.82
                            =====            ====             ======          =====           ======

     The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," the Company's net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
                                                        1999            1998            1997
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)               -------         -------         -------
Net increase in net assets resulting from
  operations:
     As reported..............................         $98,570         $78,078         $61,304
     Pro forma................................         $94,510         $72,684         $60,656
Basic earnings per common share:
     As reported..............................           $1.64           $1.50           $1.24
     Pro forma................................           $1.58           $1.39           $1.23
Diluted earnings per common share:
     As reported..............................           $1.64           $1.50           $1.24
     Pro forma................................           $1.57           $1.39           $1.23

     Pro forma expenses are based on the underlying value of the options granted by the Company and the Predecessor Companies. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for grants: risk-free interest rate of 5.9%, 5.7% and 5.0% for December 31, 1999, 1998 and 1997, respectively; expected life of approximately five years for all options granted; expected volatility of 37%, 35% and 35% for December 31, 1999, 1998 and 1997, respectively.

NOTE 11. CUT-OFF AWARD AND FORMULA AWARD

     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award was computed for each unvested option as of the Merger date. The Cut-off Award was equal to the difference between the market price on August 14, 1997

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 11. CUT-OFF AWARD AND FORMULA AWARD, CONTINUED
(the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award was payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximated $2.9 million in the aggregate and has been expensed as the Cut-off Award vests. For the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998, $527,000, $532,000 and $807,000,
respectively, of the Cut-off Award vested.

     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-merger. In the aggregate, the Formula Award equaled 6% of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of Allied Lending and the Predecessor Companies as of the close of the market on the Merger announcement date. Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 was $18,994,000. This amount was contributed to the Company's deferred compensation trust under the DC Plan (see Note 9) and was used to purchase shares of the Company's stock (included in common stock held in deferred compensation trust). The Formula Award vests equally in three installments on December 31, 1998, 1999 and 2000; provided, however, that such Formula Award vests immediately upon a change in control of the Company. The Formula Award has been expensed in each year in which it vests. For the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, $2,876,000, $6,221,000 and $6,241,000, respectively, was expensed as a result of the Formula Award. For the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, the liability related to the Formula Award was $3,468,000, $6,221,000 and $6,241,000, respectively, and has been included in common stock held in deferred compensation trust. Vested Formula Awards are distributable to recipients at the Company's discretion, however, sale of the Company's stock by the recipients is restricted. Unvested Formula Awards are forfeited upon a recipient's separation from service and the related Company stock is retired. For the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, $563,000, $61,000 and $270,000, respectively, of the
Formula Award was forfeited.

     On January 3, 2000 and January 4, 1999, the Company distributed shares of the Company's common stock with a value of $4,274,000 and $4,062,000, respectively, representing the portion of the Formula Award that vested during the previous year.

NOTE 12. DIVIDENDS AND DISTRIBUTIONS

     The Company's Board of Directors declared and the Company paid a $0.90 per common share dividend or $63,866,000 for the six months ended June 30, 2000.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. DIVIDENDS AND DISTRIBUTIONS, CONTINUED
     For the years ended December 31, 1999, 1998 and 1997, the Company declared the following distributions:

                                            1999                  1998                  1997
                                     -------------------   -------------------   -------------------
                                      TOTAL    TOTAL PER    TOTAL    TOTAL PER    TOTAL    TOTAL PER
                                     AMOUNT      SHARE     AMOUNT      SHARE     AMOUNT      SHARE
                                     -------   ---------   -------   ---------   -------   ---------
(IN THOUSANDS, EXCEPT PER SHARE
  AMOUNTS)

First quarter......................  $23,286     $0.40     $18,025     $0.35     $14,347     $0.30
Second quarter.....................   23,746      0.40      17,966      0.35      14,795      0.30
Third quarter......................   24,768      0.40      17,976      0.35      15,548      0.31
Fourth quarter.....................   26,141      0.40      19,444      0.35      31,022      0.61
Annual extra distribution..........       --        --       1,676      0.03       1,118      0.02
Special undistributed earnings
  distribution.....................       --        --          --        --       8,848      0.17
                                     -------     -----     -------     -----     -------     -----
Total distributions to common
  shareholders.....................  $97,941     $1.60     $75,087     $1.43     $85,678     $1.71
                                     =======     =====     =======     =====     =======     =====

     For income tax purposes, distributions for 1999, 1998 and 1997 were composed of the following:

                                               1999                  1998                  1997
                                        -------------------   -------------------   -------------------
                                         TOTAL    TOTAL PER    TOTAL    TOTAL PER    TOTAL    TOTAL PER
                                        AMOUNT      SHARE     AMOUNT      SHARE     AMOUNT      SHARE
                                        -------   ---------   -------   ---------   -------   ---------
(IN THOUSANDS, EXCEPT PER SHARE
  AMOUNTS)

Ordinary income.......................  $76,948     $1.26     $49,397     $0.94     $39,356     $0.79
Long-term capital gains...............   20,993      0.34      25,690      0.49      31,037      0.62
Return of capital (tax)...............       --        --          --        --       6,437      0.13
                                        -------     -----     -------     -----     -------     -----
Total distributions before special
  distribution........................   97,941      1.60      75,087      1.43      76,830      1.54
Special undistributed earnings
  distribution........................       --        --          --        --       8,848      0.17
                                        -------     -----     -------     -----     -------     -----
Total distributions to common
  shareholders........................  $97,941     $1.60     $75,087     $1.43     $85,678     $1.71
                                        =======     =====     =======     =====     =======     =====

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. DIVIDENDS AND DISTRIBUTIONS, CONTINUED
     The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 1999, 1998 and 1997:

                                                              1999             1998             1997
                                                            --------         --------         --------
(IN THOUSANDS)

Financial statement net income............................  $98,570          $78,078          $61,304
Adjustments:
     Net unrealized gains.................................   (2,138)          (1,079)          (7,209)
     Amortization of discount.............................      129            2,207           (1,124)
     Post-Merger gain on securitization of commercial
       mortgage loans.....................................       --          (14,812)              --
     Interest income from securitized commercial mortgage
       loans..............................................    4,640            4,910               --
     Gains from disposition of portfolio assets...........   (4,547)           1,177           17,890
     Expenses not deductible for tax:
          Merger expenses.................................       --               --            5,159
          Formula award...................................    2,158            6,242               --
          Other...........................................    1,053            1,393              853
     Other................................................   (1,492)          (3,816)          (9,050)
     Income tax expense...................................       --              787            1,444
                                                            -------          -------          -------
Taxable income............................................  $98,373          $75,087          $69,267
                                                            =======          =======          =======

NOTE 13. CONCENTRATIONS OF CREDIT RISK

     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. At June 30, 2000 and December 31, 1999 and 1998, cash and cash equivalents consisted of the following:

                                                                         DECEMBER 31,
                                                       JUNE 30,    -------------------------
                                                         2000        1999             1998
                                                       ---------   --------         --------
(IN THOUSANDS)

Cash and cash equivalents............................   $36,813    $24,419          $31,833
Less escrows held....................................    (8,089)    (6,264)          (6,758)
                                                        -------    -------          -------
          Total cash and cash equivalents............   $28,724    $18,155          $25,075
                                                        =======    =======          =======

NOTE 14. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     For the six months ended June 30, 2000 and for the years ended December 31, 1999, 1998, and 1997, the Company paid $26,001,000, $21,092,000, $21,708,000 and
$26,874,000, respectively, for interest and income taxes. During 2000, 1999, 1998 and 1997, the Company's non-cash financing activities totaled $3,502,000, $10,241,000, $6,237,000 and $48,207,000, respectively, related primarily to common stock issuance resulting from stock option exercises and dividend reinvestment shares issued. During 2000, 1999, 1998 and 1997, the Company's non-cash investing activities totaled $1,082,000, $19,320,000, $1,265,000 and $12,022,000, respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 15. SELECTED QUARTERLY DATA (UNAUDITED)

                                                                      1999
                                                      -------------------------------------
                                                       QTR 1     QTR 2     QTR 3     QTR 4
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)              -------   -------   -------   -------
Total interest and related portfolio income.........  $27,678   $33,186   $37,998   $42,278
Portfolio income before realized and unrealized
  gains.............................................  $13,830   $16,619   $19,273   $21,319
Net increase in net assets resulting from
  operations........................................  $18,580   $22,121   $26,944   $30,925
Basic earnings per common share.....................  $  0.33   $  0.38   $  0.44   $  0.49
Diluted earnings per common share...................  $  0.33   $  0.38   $  0.44   $  0.49

                                                                          1998
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $36,897   $21,321   $22,546   $25,974
Portfolio income before realized and unrealized gains...  $24,920   $ 9,148   $ 9,401   $11,776
Net increase in net assets resulting from operations....  $32,065   $14,476   $14,906   $16,631
Basic earnings per common share.........................  $  0.62   $  0.28   $  0.29   $  0.31
Diluted earnings per common share.......................  $  0.61   $  0.28   $  0.29   $  0.31

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEET

                                                                     DECEMBER 31, 1999
                                         -------------------------------------------------------------------------
                                           ALLIED       ALLIED     ALLIED                             CONSOLIDATED
                                          CAPITAL     INVESTMENT    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                         ----------   ----------   -------   -------   ------------   ------------
(IN THOUSANDS)
                                                      ASSETS
Portfolio at value:
    Private finance....................  $  513,835    $133,205    $    --   $    --    $      --      $  647,040
    Commercial real estate finance.....     422,514       4,530         --    92,985           --         520,029
    Small business finance.............          --          --     61,428        --           --          61,428
    Investments in subsidiaries........     162,161          --         --        --     (162,161)             --
                                         ----------    --------    -------   -------    ---------      ----------
         Total portfolio at value......   1,098,510     137,735     61,428    92,985     (162,161)      1,228,497
                                         ----------    --------    -------   -------    ---------      ----------
Cash and cash equivalents..............      10,198       3,361      2,256     2,340           --          18,155
Intercompany notes and receivables.....      77,748         682        618         4      (79,052)             --
Other assets...........................      35,113       2,771      4,299     1,203           --          43,386
                                         ----------    --------    -------   -------    ---------      ----------
         Total assets..................  $1,221,569    $144,549    $68,601   $96,532    $(241,213)     $1,290,038
                                         ==========    ========    =======   =======    =========      ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Notes payable and debentures.......  $  424,700    $ 62,650    $    --   $    --    $      --      $  487,350
    Revolving credit facilities........     105,500          --         --        --           --         105,500
    Accounts payable and other
      liabilities......................      19,476         794      2,202       203           --          22,675
    Dividends and distributions
      payable..........................          --       6,131      7,791     3,861      (17,783)             --
    Intercompany notes and payables....       4,380       9,500     38,664     8,726      (61,270)             --
                                         ----------    --------    -------   -------    ---------      ----------
         Total liabilities.............     554,056      79,075     48,657    12,790      (79,053)        615,525
                                         ----------    --------    -------   -------    ---------      ----------
Commitments and Contingencies
Preferred stock........................          --       7,000         --        --           --           7,000
Shareholders' Equity:
    Common stock.......................           6          --         --         1           (1)              6
    Additional paid-in capital.........     699,149      36,673     17,643    81,129     (135,445)        699,149
    Common stock held in deferred
      compensation trust...............      (6,218)         --         --        --           --          (6,218)
    Notes receivable from sale of
      common stock.....................     (29,461)         --         --        --           --         (29,461)
    Net unrealized appreciation
      (depreciation) on portfolio......       4,517       2,056       (970)   (2,415)       1,329           4,517
    Undistributed (distributions in
      excess of) earnings..............        (480)     19,745      3,271     5,027      (28,043)           (480)
                                         ----------    --------    -------   -------    ---------      ----------
         Total shareholders' equity....     667,513      58,474     19,944    83,742     (162,160)        667,513
                                         ----------    --------    -------   -------    ---------      ----------
         Total liabilities and
           shareholders' equity........  $1,221,569    $144,549    $68,601   $96,532    $(241,213)     $1,290,038
                                         ==========    ========    =======   =======    =========      ==========

  The accompanying notes are an integral part of these consolidating financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                  -----------------------------------------------------------------------
                                   ALLIED      ALLIED     ALLIED                             CONSOLIDATED
                                  CAPITAL    INVESTMENT    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                  --------   ----------   -------   -------   ------------   ------------
(IN THOUSANDS)
Interest and Related Portfolio
  Income
     Interest...................  $ 91,863    $11,465     $ 7,931   $ 8,513     $     --       $119,772
     Intercompany interest......     6,237         --          --        --       (6,237)            --
     Premiums from loan
       dispositions.............     4,525         40       9,719        --           --         14,284
     Income from investments in
       wholly owned
       subsidiaries.............    34,761         --          --        --      (34,761)            --
     Investment advisory fees
       and other income.........     6,574        423         318      (231)          --          7,084
                                  --------    -------     -------   -------     --------       --------
          Total interest and
             related portfolio
             income.............   143,960     11,928      17,968     8,282      (40,998)       141,140
                                  --------    -------     -------   -------     --------       --------
Expenses
     Interest...................    30,765      4,074           6        15           --         34,860
     Intercompany interest......        --        285       4,648     1,304       (6,237)            --
     Employee...................    16,136         --          --        --           --         16,136
     Administrative.............    11,000         56         878       416           --         12,350
                                  --------    -------     -------   -------     --------       --------
          Total operating
             expenses...........    57,901      4,415       5,532     1,735       (6,237)        63,346
                                  --------    -------     -------   -------     --------       --------
     Formula and cut-off
       awards...................     6,753         --          --        --           --          6,753
                                  --------    -------     -------   -------     --------       --------
Portfolio income before net
  realized and unrealized
  gains.........................    79,306      7,513      12,436     6,547      (34,761)        71,041
                                  --------    -------     -------   -------     --------       --------
Net Realized and Unrealized
  Gains
     Net realized gains
       (losses).................    17,126      9,667      (1,000)     (402)          --         25,391
     Net unrealized gains
       (losses).................     2,138        593       1,104      (915)        (782)         2,138
                                  --------    -------     -------   -------     --------       --------
          Total net realized and
             unrealized gains
             (losses)...........    19,264     10,260         104    (1,317)        (782)        27,529
                                  --------    -------     -------   -------     --------       --------
Net increase in net assets
  resulting from operations.....  $ 98,570    $17,773     $12,540   $ 5,230     $(35,543)      $ 98,570
                                  ========    =======     =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidating financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                        FOR THE YEAR ENDED DECEMBER 31, 1999
                                     --------------------------------------------------------------------------
                                      ALLIED       ALLIED      ALLIED                              CONSOLIDATED
                                      CAPITAL    INVESTMENT     SBLC      OTHERS    ELIMINATIONS      TOTAL
                                     ---------   ----------   --------   --------   ------------   ------------
(IN THOUSANDS)
Cash Flows from Operating
  Activities
    Net increase in net assets
      resulting from operations....  $  98,570    $ 17,773    $ 12,540   $  5,230     $(35,543)     $  98,570
    Adjustments
      Net unrealized (gains)
         losses....................     (2,138)       (593)     (1,104)       915          782         (2,138)
      Depreciation and
         amortization..............        788          --          --         --           --            788
      Amortization of loan
         discounts and fees........     (9,079)       (761)       (834)        --           --        (10,674)
      Changes in other assets and
         liabilities...............     (8,344)        (64)     (1,642)     1,338           --         (8,712)
                                     ---------    --------    --------   --------     --------      ---------
         Net cash provided by
           operating activities....     79,797      16,355       8,960      7,483      (34,761)        77,834
                                     ---------    --------    --------   --------     --------      ---------
Cash Flows from Investing
  Activities
      Portfolio investments........   (596,725)    (67,022)    (88,124)        --           --       (751,871)
      Repayments of investment
         principal.................     91,851      26,012       6,719     21,124           --        145,706
      Proceeds from loan sales.....    104,706          --      93,662         --           --        198,368
      Net change in intercompany
         investments...............     10,389       9,705      (7,980)   (21,280)       9,166             --
      Collections of notes
         receivable from sale of
         common stock..............        195          --          --         --           --            195
      Other investing activities...      4,805         574      (8,198)     1,065           --         (1,754)
                                     ---------    --------    --------   --------     --------      ---------
         Net cash (used in)
           provided by investing
           activities..............   (384,779)    (30,731)     (3,921)       909        9,166       (409,356)
                                     ---------    --------    --------   --------     --------      ---------
Cash Flows from Financing
  Activities
      Sale of common stock.........    164,269          --          --         --           --        164,269
      Common dividends and
         distributions paid........    (95,031)         --          --         --           --        (95,031)
      Dividends paid to parent
         company...................         --     (12,111)     (5,559)    (7,925)      25,595             --
      Preferred stock dividends
         paid......................         40        (220)         --        (50)          --           (230)
      Net borrowings under notes
         payable and debentures....    239,000      15,000          --         --           --        254,000
      Net borrowings under
         revolving lines of
         credit....................      4,500          --          --         --           --          4,500
      Other financing activities...     (2,906)         --          --         --           --         (2,906)
                                     ---------    --------    --------   --------     --------      ---------
         Net cash provided by (used
           in) financing
           activities..............    309,872       2,669      (5,559)    (7,975)      25,595        324,602
                                     ---------    --------    --------   --------     --------      ---------
Net increase (decrease) in cash and
  cash equivalents.................  $   4,890    $(11,707)   $   (520)  $    417     $     --      $  (6,920)
                                     ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at
  beginning of year................  $   5,308    $ 15,068    $  2,776   $  1,923     $     --      $  25,075
                                     ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at end of
  year.............................  $  10,198    $  3,361    $  2,256   $  2,340     $     --      $  18,155
                                     =========    ========    ========   ========     ========      =========

  The accompanying notes are an integral part of these consolidated financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ALLIED CAPITAL CORPORATION AND
SUBSIDIARIES:

     We have audited the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 1999 and 1998, including the consolidated statement of investments as of December 31, 1999, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 3, the consolidated financial statements include investments valued at $1,228,497,000 as of December 31, 1999 and $807,119,000 as of December 31, 1998, (95 percent and 94 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 1999 and 1998, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Anderson

Vienna, Virginia
February 14, 2000

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                     SUBJECT TO COMPLETION AUGUST   , 2000
                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                AUGUST    , 2000

                           -------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, and
should be read in conjunction with the prospectus dated August      , 2000
relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................       B-2         1;11;36
Investment Objective and Policies...........................       B-2         1;11;36
Management..................................................       B-2            53
     Compensation of Executive Officers and Directors.......       B-2            57
     Compensation of Directors..............................       B-3            59
     Stock Option Awards....................................       B-3            59
     Formula Award and Cut-Off Award........................       B-6            60
     Committees of the Board of Directors...................       B-6           N/A
Control Persons and Principal Holders of Securities.........       B-7           N/A
Investment Advisory Services................................       B-8          42;53
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................       B-8            74
Brokerage Allocation and Other Practices....................       B-8           N/A

                           -------------------------

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation," effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by providing investment capital to private companies and undervalued public companies in a variety of different industries and diverse geographic locations throughout the United States. We focus on investments in three primary areas: private finance, commercial real estate finance and small business finance. Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, commercial mortgage loans, and small senior loans including SBA 7(a) guaranteed loans. At June 30, 2000, our investment portfolio totaled $1.5 billion. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 1999 to the directors and the three highest paid executive officers of the Company (collectively, the "Compensated Persons").

                               COMPENSATION TABLE

                                                                                        Pension or
                                                                                        Retirement
                                                                                         Benefits
                                                             Aggregate     Securities    Accrued     Directors
                                                            Compensation   Underlying   as Part of   Fees Paid
                                                              from the      Options/     Company       by the
                    Name and Position                        Company(1)     SARs(4)      Expenses     Company
                    -----------------                       ------------   ----------   ----------   ----------
William L. Walton, Chairman and CEO(2)....................   $2,326,190      96,555          --            --
Joan M. Sweeney, Managing Director(2).....................    1,282,793      75,511          --            --
G. Cabell Williams III, Managing Director(2)..............      931,890      21,324          --            --
Brooks H. Browne, Director................................       15,000      10,000          --       $15,000
John D. Firestone, Director...............................       10,000      10,000          --        10,000
Anthony T. Garcia, Director...............................       13,000      10,000          --        13,000
Lawrence I. Hebert, Director..............................        6,000      10,000          --         6,000
John I. Leahy, Director...................................       19,000      10,000          --        19,000
Robert E. Long, Director..................................       23,000      10,000          --        23,000
Warren K. Montouri, Director..............................       17,000      10,000          --        17,000
Guy T. Steuart II, Director...............................        7,000      10,000          --         7,000
T. Murray Toomey, Director................................        7,000      10,000          --         7,000
Laura W. van Roijen, Director.............................        7,000      10,000          --         7,000
George C. Williams, Jr., Director, Chairman Emeritus(3)...      609,544          --          --        17,000

-------------------------
(1) There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year.
(2) The following table provides detail as to aggregate compensation for 1999 as to the three highest paid executive officers of the Company:

                                                            VESTED                                 DEFERRED
                                                           FORMULA     CUT-OFF        ESOP       COMPENSATION
                                     SALARY     BONUS       AWARD       AWARD     CONTRIBUTION   CONTRIBUTION
                                    --------   --------   ----------   --------   ------------   ------------
    Mr. Walton....................  $410,014   $577,500   $1,121,769   $170,156      $8,000        $38,751
    Ms. Sweeney...................   258,651    302,500      657,291     37,679       8,000         18,672
    Mr. Williams III..............   251,102    302,500      305,233     46,802       8,000         18,253

    The Formula Award, which was granted in connection with the merger, totaled approximately $19 million in the aggregate at the time of grant, vests in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. The amount of the Formula Award expensed in 1999 for financial reporting purposes for Mr. Walton, Ms. Sweeney and Mr. Williams III was $1,472,451, $862,761 and $400,664, respectively. The amount expensed was based on the value of the Formula Award contribution to the deferred compensation plan in January 1998. On January 4, 2000, the second vested installment of the Formula Award was generally distributed to participants in the form of shares at the market value of the Company's common stock on that day. The value of the distribution for Mr. Walton, Ms. Sweeney and Mr. Williams III was $1,121,769, $657,291, and $305,233, respectively. The deferred compensation plan trust distributed the vested shares of common stock to brokerage accounts for the participants that restrict the sale of the vested shares of common stock.

    The Cut-Off Award, which totaled $2.9 million in the aggregate, is paid to individuals on the respective vesting date of any options granted under the predecessor company option plans that were canceled in connection with the merger. See "Formula Award and Cut-Off Award."
(3) In addition to director's fees, Mr. Williams received $144,000 in consulting fees, $4,688 in Cut-Off Award and $443,856 in vested Formula Award. The amount of the Formula Award expensed in 1999 with respect to Mr. Williams' award was $601,068.
(4) See "Stock Option Awards" for terms of options granted in 1999. The Company does not maintain a restricted stock plan or a long-term incentive plan.

COMPENSATION OF DIRECTORS

     During 1999, each director received $1,000 for each Board of Directors or committee meeting attended, except with respect to the members of the Executive Committee, who each received an annual retainer of $10,000 in lieu of fees paid for each Executive Committee meeting attended.

     Non-officer directors are eligible for stock option awards under the Company's Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected to the Board. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See "Stock Option Plan."

STOCK OPTION AWARDS

     The following table sets forth the details relating to option grants in 1999 to Compensated Persons under the Company's Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See "Stock Option Plan" in the Prospectus.

                           OPTION GRANTS DURING 1999

                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                            NUMBER OF                                                  ANNUAL RATES
                                            SECURITIES    PERCENT OF                               OF STOCK APPRECIATION
                                            UNDERLYING   TOTAL OPTIONS   EXERCISE                  OVER 10-YEAR TERM(3)
                                             OPTIONS        GRANTED      PRICE PER   EXPIRATION   -----------------------
NAME                                        GRANTED(1)    IN 1999(2)       SHARE        DATE          5%          10%
----                                        ----------   -------------   ---------   ----------   ----------   ----------
William L. Walton.........................    96,555         7.50%        $17.75      12/30/09    $1,077,832   $2,731,438
Joan M. Sweeney...........................    75,511         5.90%         17.75      12/30/09       842,920    2,136,125
G. Cabell Williams III....................    21,324         1.70%         17.75      12/30/09       238,037      603,233
Brooks H. Browne..........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
John D. Firestone.........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Anthony T. Garcia.........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Lawrence I. Hebert........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
John I. Leahy.............................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Robert E. Long............................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Warren K. Montouri........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Guy T. Steuart II.........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
T. Murray Toomey..........................    10,000         0.78%         22.06      09/08/09       138,753      351,627
Laura W. van Roijen.......................    10,000         0.78%         22.06      09/08/09       138,753      351,627

---------------
(1) Options granted to officers in 1999 generally vest in six equal installments beginning on the date of grant, with full vesting occurring on the fifth anniversary of the grant date or change of control of the Company. Options granted to non-officer directors vest immediately.

(2) In 1999, the Company granted options to purchase a total of 1,287,736 shares of common stock.

(3) Potential realizable value is calculated on 1999 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares of common stock, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 1999 and the values of those unexercised options at December 31, 1999.

                  OPTION EXERCISES AND YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-
                                                          UNDERLYING UNEXERCISED              MONEY OPTIONS
                              SHARES                      OPTIONS AS OF 12/31/99            AS OF 12/31/99(2)
                            ACQUIRED ON      VALUE      ---------------------------   -----------------------------
           NAME              EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   ------------   --------------
William L. Walton.........    15,834        $55,419       251,657        583,252        $15,996         $73,040
Joan M. Sweeney...........         0              0       137,345        312,441         15,116          51,486
G. Cabell Williams III....         0              0        96,356        203,371         10,031          26,064
George C. Williams,
  Jr. ....................         0              0        97,598         53,797          1,460           2,920
Brooks H. Browne..........         0              0        10,000              0              0               0
John D. Firestone.........         0              0        10,000              0              0               0
Anthony T. Garcia.........         0              0        10,000              0              0               0
Lawrence I. Hebert........         0              0        10,000              0              0               0
John I. Leahy.............         0              0        10,000              0              0               0
Robert E. Long............         0              0        10,000              0              0               0
Warren K. Montouri........         0              0        10,000              0              0               0
Guy T. Steuart II.........         0              0        10,000              0              0               0
T. Murray Toomey..........         0              0        10,000              0              0               0
Laura W. van Roijen.......         0              0        10,000              0              0               0

-------------------------
(1) Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares of common stock are sold at that price.
(2) Value of unexercised options is calculated as the closing market price on December 31, 1999 ($18.31), net of the option exercise price, but before any tax liabilities or transaction costs. "In-the-Money Options" are options with an exercise price that is less than the market price as of December 31, 1999.

FORMULA AWARD AND CUT-OFF AWARD

     Formula Award. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company's 1997 merger, and would balance share ownership among key officers. Assuming all officers meet the vesting requirement, the Company would accrue the Formula Award in equal amounts of approximately $6.4 million, over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000, and will vest automatically in the event of a change of control of the Company. The Formula Award expense for 1999 totaled $6.2 million for 1999. The amount of the Formula Award to be expensed in 2000 for financial reporting purposes for Mr. Walton, Ms. Sweeney and Mr. Williams III will be $1,472,451, $862,761 and $400,664, respectively. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount is forfeited to the Company. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of common stock of the Company in the open market. See "Deferred Compensation Plan."

     Cut-Off Award. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger on December 31, 1997. As of December 31, 1997, the Cut-Off Award in the aggregate was computed to be $2.9 million. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and vests automatically in the event of a change of control. The Cut-Off Award is payable if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for 1999 totaled $0.6 million. The amount paid to the Compensated Persons in 1999 is set forth above.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has established an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee.

     The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee consists of Messrs. Walton, Leahy, Long, Montouri, and Williams. The Executive Committee met 27 times during 1999.

     The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the Company's annual financial statements and receives the Company's audit reports and financial statements. The Audit Committee consists of Messrs. Browne, Leahy and Steuart. The Audit Committee met twice during 1999.

     The Compensation Committee determines the compensation for the Company's executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for the Company's officers under the Company's Stock Option Plan. The Compensation Committee consists of Messrs. Browne, Long, Firestone, and Garcia. The Compensation Committee met six times during 1999.

     The Nominating Committee recommends candidates for election as directors to the Board of Directors. The Nominating Committee consists of Messrs. Walton, Hebert, Toomey and Steuart, and Ms. van Roijen. The Nominating Committee did not meet during 1999. The full Board of Directors nominated directors for election in 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of July 31, 2000, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

     The following table sets forth, as of July 31, 2000, each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company is not aware of any shareholder that beneficially owns more than 5% of the Company's outstanding shares of common stock.

                                                                 NUMBER OF
                                                                   SHARES          PERCENTAGE
NAME OF                                                            OWNED               OF
BENEFICIAL OWNER                                                BENEFICIALLY        CLASS(1)
----------------                                                ------------       ----------
DIRECTORS:
William L. Walton...........................................        985,350(2,4)       1.3%
Brooks H. Browne............................................         58,265(3)           *
John D. Firestone...........................................         42,644(3)           *
Anthony T. Garcia...........................................         73,112(3)           *
Lawrence I. Hebert..........................................         31,800(3)           *
John I. Leahy...............................................         31,818(3)           *
Robert E. Long..............................................         24,796(3)           *
Warren K. Montouri..........................................        241,182(3)           *
Guy T. Steuart II...........................................        333,180(3,5)         *
T. Murray Toomey, Esq.......................................         47,666(3,6)         *
Laura W. van Roijen.........................................         43,526(3)           *
George C. Williams, Jr......................................        432,475(2)           *
EXECUTIVE OFFICERS:
Scott S. Binder.............................................        144,394(2)           *
Samuel B. Guren.............................................        102,500(2)           *
Philip A. McNeill...........................................        269,925(2)           *
Penni F. Roll...............................................         96,976(2)           *
John M. Scheurer............................................        461,760(2)           *
Joan M. Sweeney.............................................        437,108(2)           *
Thomas H. Westbrook.........................................        214,399(2,8)         *
G. Cabell Williams III......................................        790,202(2,4)       1.0%
All directors and executive officers as a group (20 in
  number)...................................................      4,540,164(7)        5.87%

---------------
  * Less than 1%

(1) Based on a total of 75,770,441 shares of the Company's common stock issued and outstanding on July 31, 2000 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director. The beneficial ownership of each non-officer director includes exercisable options to purchase 15,000 shares of common stock.

(2) Share ownership for the following directors and executive officers includes:

                                                                                 OPTIONS
                                                                               EXERCISABLE       ALLOCATED TO
                                                                 OWNED       WITHIN 60 DAYS      401(K) PLAN
                                                                DIRECTLY    OF JULY 31, 2000       ACCOUNT
                                                                --------    -----------------    ------------
    William L. Walton.......................................    349,882          361,522             1,375
    George C. Williams, Jr..................................    287,746          144,729                 0
    Philip A. McNeill.......................................    182,022           78,297             9,606
    Penni F. Roll...........................................     51,576           41,317             4,083
    John M. Scheurer........................................    251,917          186,200            23,643
    Joan M. Sweeney.........................................    236,183          190,558            10,367
    G. Cabell Williams, III.................................    382,666          133,590            73,380
    Scott S. Binder.........................................     47,808           95,317             1,269
    Samuel B. Guren.........................................      2,500          100,000                 0
    Thomas Westbrook........................................    178,335           36,064                 0

(3) Beneficial ownership includes exercisable options to purchase 15,000 shares of common stock.
(4) Includes 273,946 shares of common stock held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees, who have the power to vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares of common stock.
(5) Includes 276,691 shares of common stock held by a corporation for which Mr. Steuart II serves as an executive officer.
(6) Shares of common stock are held by a trust for the benefit of Mr. Toomey and his wife.
(7) Includes a total of 1,517,594 shares of common stock underlying stock options exercisable within 60 days of July 31, 2000, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 273,946 shares held by the 401(k) Plan.
(8) Includes 15,458 shares of common stock held in an IRA.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to four other entities, three of which are in liquidation. The Company's officers provide investment and portfolio management services for the Company, as well as the investments of the other managed entities. See "Management" in the prospectus for additional information about the Company's executive officers. Our investment decisions in each business area are made by investment committees, composed of the Company's most senior investment professionals. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the Executive Committee of the Board of Directors must also approve the transaction. See "Management" in the prospectus.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as the trustee and custodian with respect to assets of the Company held for securitization purposes. American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1. FINANCIAL STATEMENTS.

     The following financial statements of Allied Capital Corporation (the "Company" or the "Registrant") are included in this registration statement in "Part A: Information Required in a Prospectus":

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- June 30, 2000 (unaudited),
  December 31, 1999 and 1998................................   F-1
Consolidated Statement of Operations -- For the six months
  ended June 30, 2000 and 1999 (unaudited) and for the Years
  Ended December 31, 1999, 1998 and 1997....................   F-2
Consolidated Statement of Changes in Net Assets -- For the
  six months ended June 30, 2000 and 1999 (unaudited) and
  for the Years Ended December 31, 1999, 1998 and 1997......   F-3
Consolidated Statement of Cash Flows -- For the six months
  ending June 30, 2000 and 1999 (unaudited) and for the
  Years Ended December 31, 1999, 1998 and 1997..............   F-4
Consolidated Statement of Investments -- June 30, 2000
  (unaudited) and December 31, 1999.........................   F-5
Notes to Consolidated Financial Statements..................  F-18
Report of Independent Public Accountants....................  F-41

     2. EXHIBITS

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
a.1(1)      Articles of Amendment and Restatement of the Articles of
            Incorporation.
a.2(2)      Articles of Merger.
b.(15)      Bylaws.
c.          Not applicable.
d.(6)       Specimen certificate of the Company's Common Stock, par
            value $0.0001 per share, the rights of holders of which are defined in Exhibits a.1, a.2 and b.
e.(3)       Dividend Reinvestment Plan.
f.1(4)      Form of debenture between certain subsidiaries of the
            Company and the U.S. Small Business Administration.
f.2.a(11)   Credit Agreement dated as of March 9, 1999 between the
            Company, as borrower, each of the financial institutions
            initially a signatory thereto, as Lenders, and Nationsbank,
            N.A., as administrative agent, Nationsbanc Montgomery
            Securities LLC, as sole lead arranger and sole book manager,
            First Union National Bank, as syndication agent, BankBoston,
            N.A., as documentation agent, Riggs Bank, N.A., as managing agent, and Chevy Chase Bank, F.S.B. and Credit Lyonnais New
            York Branch, as co-agents.
f.2.b(12)   First Amendment to Credit Agreement dated May 7, 1999.
f.2.c(15)   Second Amendment to Credit Agreement dated January 18, 2000.
f.2.d(15)   Third Amendment to Credit Agreement dated March 17, 2000.
f.2.e*      Amended and Restated Credit Agreement dated May 17, 2000.
f.3(7)      Note Agreement dated as of April 30, 1998.
f.4(5)      Loan Agreement between Allied I and Overseas Private
            Investment Corporation, dated April 10, 1995. Letter dated
            December 11, 1997 evidencing assignment of Loan Agreement
            from Allied I to the Company.
f.5(12)     Note Agreement dated as of May 1, 1999.
f.6(14)     Second Amended and Restated Master Loan & Security Agreement
            dated October 28, 1999 between the Company and Morgan
            Stanley Mortgage Capital, Inc.

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
f.7.a(6)    Sale and Servicing Agreement dated, as of January 1, 1998, among Allied Capital CMT, Inc., Allied Capital Commercial
            Mortgage Trust 1998-1 and Allied Capital Corporation and
            LaSalle National Bank and ABN AMRO Bank N.V.
f.7.b(6)    Indenture dated as of January 1, 1998, between the Allied
            Capital Commercial Mortgage Trust 1998-1 and LaSalle
            National Bank.
f.7.c(6)    Amended and Restated Trust Agreement, dated January 1, 1998 between Allied Capital CMT, LaSalle National Bank Inc. and
            Wilmington Trust Company.
f.7.d(6)    Guaranty dated as of January 1, 1998 by the Company.
f.8.(15)    Note Agreement dated as of November 15, 1999.
f.9*        Employment Agreement dated June 15, 2000 between the Company and William L. Walton.
f.10*       Employment Agreement dated June 15, 2000 between the Company and Joan M. Sweeney.
f.11*       Employment Agreement dated June 15, 2000 between the Company and G. Cabell Williams III.
g.          Not applicable.
h.1*        Form of Underwriting Agreement, if applicable.
i.1(3)      Employee Stock Ownership Plan, as amended on December 31,
            1997.
i.1a(7)     First Amendment to the Allied Capital Corporation Employee
            Stock Ownership Plan dated April 30, 1998.
i.1b(14)    Termination Amendment to the Allied Capital Employee Stock
            Ownership Plan effective December 31, 1999.
i.2(10)     Amended and Restated Deferred Compensation Plan dated
            December 30, 1998.
i.3(9)      Amended Stock Option Plan.
i.4         Description of Formula Award and Cut-Off Award Arrangements.
            A discussion of the Formula and Cut-off Awards is set forth on page 60 of the Prospectus to the Registration Statement and pages B-6 of the SAI.
i.5(13)     Allied Capital 401(k) Plan dated September 1, 1999.
j.1(6)      Form of Custody Agreement with Riggs Bank N.A. with respect to safekeeping.
j.2(6)      Form of Custody Agreement with LaSalle National Bank.
k.          Not applicable.
l.*         Opinion of counsel and consent to its use.
m.          Not applicable.
n.1*        Consent of Arthur Andersen LLP, independent public
            accountants.
n.2*        Consent of Sutherland Asbill & Brennan LLP (included in
            Exhibit l).
o.          Not applicable.
p.          Not applicable.
q.          Not applicable.
r.(16)      Code of Ethics.

-------------------------

   *  Filed herewith.
 (1)  Incorporated by reference to exhibit 3(i) filed with Allied
      Lending's Annual Report on Form 10-K for the year ended
      December 31, 1996.
 (2) Incorporated by reference from Appendix B to the Company's registration statement on Form N-14 filed on September 26, 1997 (File No. 333-36459).
 (3) Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
 (4) Incorporated by reference to the exhibit of the same name filed with Allied I's Annual Report on Form 10-K for the year ended December 31, 1996.
 (5) Incorporated by reference to the exhibit f.7 filed with Allied I's Pre-Effective Amendment No. 2 to the registration statement on Form N-2 on January 24, 1996 (File No.
      33-64629). Assignment to the Company is incorporated by reference to Exhibit 10.3 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

 (6) Incorporated by reference to the exhibit of the same name to the Company's registration statement on Form N-2 filed on the Company's behalf with the Commission on May 5, 1998
      (File No. 333-51899).
 (7) Incorporated by reference to the exhibit of same name filed with the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1998.
 (8) Incorporated by reference to the exhibit of the same name filed with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.
 (9) Incorporated by reference to Exhibit A of the Company's definitive proxy materials for the Company's 2000 Annual
      Meeting of Stockholders filed with the Commission on March
      29, 2000.
(10) Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1998.
(11) Incorporated by reference to Exhibit f.2.a with the Company's registration statement on Form N-2 (File No.
      333-75161) filed on March 26, 1999.
(12) Incorporated by reference to the exhibit of the same name filed with the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999.
(13)  Incorporated by reference to Exhibit 4.4 of the Allied
      Capital 401(k) Plan registration statement on Form S-8, filed on behalf of such Plan on October 8, 1999 (File No.
      333-88681).
(14) Incorporated by reference to the exhibit of the same name filed with Post-Effective Amendment No. 1 to the registration Form N-2 (333-84973) filed on November 10,
      1999.
(15) Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1999.
(16) Incorporated by reference to the exhibit of the same name to the Company's registration statement on Post Effective
      Amendment No. 1 to Form N-2 filed on the Company's behalf with the Commission on May 9, 2000. (File No. 333-33478).

ITEM 25. MARKETING ARRANGEMENTS

     The information contained under the heading "Plan of Distribution" on page 66 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee*................................  $ 81,972
NASD filing fee*............................................    31,550
Nasdaq National Market Additional Listing Fee*..............    90,000
Accounting fees and expenses................................   100,000
Legal fees and expenses.....................................   250,000
Printing and engraving......................................   400,000
Miscellaneous fees and expenses.............................    11,478
                                                              --------
     Total..................................................  $965,000
                                                              ========

-------------------------
* Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

     The following list sets forth each of the Company's subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Company in such subsidiary:

Allied Investment Corporation (Maryland)....................    100%
Allied Capital SBLC Corporation (Maryland)..................    100%
Allied Capital REIT, Inc. ("Allied REIT") (Maryland)........    100%
Allied Capital Holdings LLC (Delaware)......................    100%
Allied Capital Beteiligungsberatung GmbH (Germany)..........    100%

     Each of the Company's subsidiaries are consolidated with the Company for financial reporting purposes, except as noted below.

Indirect Subsidiaries

     The Company indirectly controls the entities set forth below through Allied REIT. Allied REIT owns either all of the membership interests (in the case of a limited liability company, "LLC") or all of the outstanding voting stock (in the case of a corporation) of each entity. The following list sets forth each of Allied REIT's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by Allied REIT of such subsidiary:

Allied Capital Property LLC (Delaware)......................    100%
Allied Capital Equity LLC (Delaware)........................    100%
9586 I-25 East Frontage Road, Longmont, CO 80504 LLC
  (Delaware)................................................    100%
Allied Capital CMT, Inc. (Delaware).........................    100%

     Allied REIT also indirectly owns Allied Capital Commercial Mortgage Trust 1998-1, a Delaware business trust that is wholly owned by Allied Capital CMT, Inc. ("CMT"). Each subsidiary of Allied REIT and CMT is not required to maintain financial and other reports required under the Securities Act because each does not have a class of securities registered under the Securities Act.

     The Company indirectly controls Allied Capital SBLC Holdings LLC (Delaware) through Allied Capital SBLC Corporation, which owns 100% of the membership interests. The Company indirectly controls Allied Investment Holdings LLC (Delaware) through Allied Investment Corporation, which owns 100% of the membership interests.

Other Entities Deemed to be Controlled by the Company

     The Company provides investment advisory services to the certain entities and therefore may be deemed to control such entities and their respective subsidiaries. The following list sets forth each such entity and its respective subsidiaries and the state under whose laws the entity or subsidiary is organized:

Allied Capital Germany Fund LLC (Delaware)(1, 2)

Allied Capital Syndication LLC (Delaware)(2)
Allied Capital Funding LLC (Delaware)(2)

Business Mortgage Investors, Inc. (Maryland)(1)
  Wholly owned subsidiaries of Business Mortgage Investors, Inc.:
     BMI Holdings, Inc. (Maryland)
     BMI Funding, Inc. (Delaware)
  Indirect subsidiary of Business Mortgage Investors, Inc.
     BMI Funding LLC (Delaware), of which BMI Funding, Inc. owns substantially all membership interests

The Company has also established certain limited purpose entities in order to facilitate certain portfolio transactions. In addition, the Company may be deemed to control certain portfolio companies. See "Portfolio Companies" in the prospectus.
-------------------------
(1) By so including these entities herein, the Registrant does not concede that it controls such entities.
(2) Subsidiary does not consolidate for financial reporting purposes.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     The following table sets forth the approximate number of record holders of the Company's common stock at August 9, 2000.

                                                              NUMBER OF
                      TITLE OF CLASS                        RECORD HOLDERS
                      --------------                        --------------
Common stock, $0.0001 par value...........................      4,800

     The Company has privately issued long-term debt securities to 17 institutional lenders, primarily insurance companies.

ITEM 29. INDEMNIFICATION

     The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

     The law also provides for comparable indemnification for corporate officers and agents.

     The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Company's Bylaws, however, provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

     The Company carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $10,000,000, subject to a $250,000 retention and the other terms thereof.

     The Agreement and Plan of Merger (the "Merger Agreement") by and among Allied Capital Advisers, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation and Allied Capital Commercial Corporation provides that, from and after consummation of the Merger the Company shall indemnify any person who at the date of the Merger Agreement, or had been at any time prior to such date or who becomes prior to the effective time of the merger, an officer or director of the companies noted above other than Allied Capital Lending Corporation, or any of their respective subsidiaries, from any and all liabilities resulting from their acts and omissions prior to the effective time of the merger to the full extent permitted by Maryland Law and the 1940 Act, including but not limited to acts and omissions arising out of or pertaining to the merger, and shall maintain in effect for at least 72 months directors' and officers' liability insurance policies with respect to matters occurring prior to the effective time of the merger.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     The Registrant hereby undertakes:

          (1) to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

          (2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective;

          (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

          (5) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its charter and bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 11th day of August, 2000.

                                        ALLIED CAPITAL CORPORATION

                                        By:      /s/ WILLIAM L. WALTON
                                           -------------------------------------
                                            William L. Walton
                                            Chief Executive Officer and
                                            President

     KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints William L. Walton and Joan M. Sweeney and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2000.

                  SIGNATURE                                           TITLE
                  ---------                                           -----

            /s/ WILLIAM L. WALTON              Chairman of the Board, Chief Executive Officer, and
---------------------------------------------  President
              William L. Walton

            /s/ BROOKS H. BROWNE               Director
---------------------------------------------
              Brooks H. Browne

            /s/ JOHN D. FIRESTONE              Director
---------------------------------------------
              John D. Firestone

            /s/ ANTHONY T. GARCIA              Director
---------------------------------------------
              Anthony T. Garcia

           /s/ LAWRENCE I. HEBERT              Director
---------------------------------------------
             Lawrence I. Hebert

              /s/ JOHN I. LEAHY                Director
---------------------------------------------
                John I. Leahy

             /s/ ROBERT E. LONG                Director
---------------------------------------------
               Robert E. Long

                  SIGNATURE                                           TITLE
                  ---------                                           -----
           /s/ WARREN K. MONTOURI              Director
---------------------------------------------
             Warren K. Montouri

            /s/ GUY T. STEUART II              Director
---------------------------------------------
              Guy T. Steuart II

         /s/ T. MURRAY TOOMEY, ESQ.            Director
---------------------------------------------
           T. Murray Toomey, Esq.

           /s/ LAURA W. VAN ROIJEN             Director
---------------------------------------------
             Laura W. van Roijen

           /s/ GEORGE C. WILLIAMS              Director
---------------------------------------------
             George C. Williams

              /s/ PENNI F. ROLL                Principal and Chief Financial Officer (Principal
---------------------------------------------  Financial and Accounting Officer)
                Penni F. Roll

                               INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                                 DESCRIPTION
---------------                            -----------
Ex - 99.21         Opinion of counsel and consent to its use
Ex - 99.2n.1       Consent of Arthur Andersen LLP, independent public
                   accountants
Ex - 99.2f.2.e     Amended and Restated Credit Agreement dated May 17, 2000
Ex - 99.2h.1       Form of Underwriting Agreement
Ex - 99.2f.9       Employment Agreement dated June 15, 2000 between the Company and William L. Walton
Ex - 99.2f.10      Employment Agreement dated June 15, 2000 between the Company and Joan M. Sweeney
Ex - 99.2f.11      Employment Agreement dated June 15, 2000 between the Company and G. Cabell Williams III